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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY




                      AMENDED AND RESTATED CREDIT AGREEMENT



                          Dated as of February 17, 2000



                                      Among

                             BRIGHAM OIL & GAS, L.P.
                                  as Borrower,


                                BANK OF MONTREAL,
                                    as Agent,

                                       and

                          THE LENDERS SIGNATORY HERETO


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                                TABLE OF CONTENTS

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Article 1         Definitions and Accounting Matters.............................................................2

         Section 1.01        Terms Defined Above.................................................................2

         Section 1.02        Certain Defined Terms...............................................................2

         Section 1.03        Accounting Terms and Determinations................................................19

Article 2         Commitments...................................................................................19

         Section 2.01        Loans..............................................................................19

         Section 2.02        Borrowings, Continuations and Conversions..........................................20

         Section 2.03        Changes of Commitments.............................................................21

         Section 2.04        Fees...............................................................................22

         Section 2.05        Several Obligations................................................................22

         Section 2.06        Notes..............................................................................22

         Section 2.07        Prepayments........................................................................23

         Section 2.08        Borrowing Base.....................................................................24

         Section 2.09        Lending Offices....................................................................25

Article 3         Payments of Principal and Interest............................................................26

         Section 3.01        Repayment of Loans.................................................................26

         Section 3.02        Interest...........................................................................26

Article 4         Payments; Pro Rata Treatment; Computations; Etc...............................................27

         Section 4.01        Payments...........................................................................27

         Section 4.02        Pro Rata Treatment.................................................................27

         Section 4.03        Computations.......................................................................27

         Section 4.04        Non-receipt of Funds by the Agent..................................................28

         Section 4.05        Set-off, Sharing of Payments, Etc..................................................28

         Section 4.06        Taxes..............................................................................29

Article 5         Capital Adequacy..............................................................................32

         Section 5.01        Additional Costs...................................................................32

         Section 5.02        Limitation on Eurodollar Loans.....................................................34

         Section 5.03        Illegality.........................................................................34

         Section 5.04        Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03...........................35

         Section 5.05        Compensation.......................................................................35

         Section 5.06        Replacement Lenders................................................................36

Article 6         Conditions Precedent..........................................................................37
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         Section 6.01        Initial Funding....................................................................37

         Section 6.02        Initial, Subsequent Loans..........................................................39

         Section 6.03        Conditions Precedent for the Benefit of Lenders....................................39

         Section 6.04        No Waiver..........................................................................39

Article 7         Representations and Warranties................................................................39

         Section 7.01        Corporate Existence................................................................39

         Section 7.02        Financial Condition................................................................40

         Section 7.03        Litigation.........................................................................40

         Section 7.04        No Breach..........................................................................40

         Section 7.05        Authority..........................................................................40

         Section 7.06        Approvals..........................................................................41

         Section 7.07        Use of Loans.......................................................................41

         Section 7.08        ERISA..............................................................................41

         Section 7.09        Taxes..............................................................................42

         Section 7.10        Titles, etc........................................................................42

         Section 7.11        No Material Misstatements..........................................................43

         Section 7.12        Investment Company Act.............................................................44

         Section 7.13        Public Utility Holding Company Act.................................................44

         Section 7.14        Subsidiaries.......................................................................44

         Section 7.15        Location of Business and Offices...................................................44

         Section 7.16        Defaults...........................................................................44

         Section 7.17        Environmental Matters..............................................................44

         Section 7.18        Compliance with the Law............................................................45

         Section 7.19        Insurance..........................................................................46

         Section 7.20        Hedging Agreements.................................................................46

         Section 7.21        Restriction on Liens...............................................................47

         Section 7.22        Material Agreements................................................................47

         Section 7.23        Gas Imbalances.....................................................................47

         Section 7.24        Partnership Agreement..............................................................47

         Section 7.25        Prior Notes and Related Documents..................................................47

Article 8         Affirmative Covenants.........................................................................48

         Section 8.01        Financial Statements and Other Reports.............................................48
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         Section 8.02        Litigation.........................................................................51

         Section 8.03        Maintenance, Etc...................................................................51

         Section 8.04        Environmental Matters..............................................................52

         Section 8.05        Further Assurances.................................................................53

         Section 8.06        Performance of Obligations.........................................................53

         Section 8.07        Engineering Reports................................................................53

         Section 8.08        Reserved...........................................................................55

         Section 8.09        Additional Collateral..............................................................55

         Section 8.10        ERISA Information and Compliance...................................................56

         Section 8.11        Subsidiary Security................................................................56

         Section 8.12        Payment of Trade Payables..........................................................57

         Section 8.13        Target Asset Value.................................................................57

Article 9         Negative Covenants............................................................................57

         Section 9.01        Debt...............................................................................58

         Section 9.02        Liens..............................................................................59

         Section 9.03        Investments, Loans and Advances....................................................59

         Section 9.04        Dividends, Distributions and Redemptions...........................................60

         Section 9.05        Sales and Leasebacks...............................................................60

         Section 9.06        Nature of Business.................................................................61

         Section 9.07        Limitation on Leases...............................................................61

         Section 9.08        Mergers, Etc.......................................................................61

         Section 9.09        Proceeds of Notes..................................................................61

         Section 9.10        ERISA Compliance...................................................................61

         Section 9.11        Sale or Discount of Receivables....................................................63

         Section 9.12        [Intentionally Omitted]............................................................63

         Section 9.13        Sale of Oil and Gas Properties.....................................................63

         Section 9.14        Environmental Matters..............................................................63

         Section 9.15        Transactions with Affiliates.......................................................63

         Section 9.16        Subsidiaries.......................................................................63

         Section 9.17        Negative Pledge Agreements.........................................................63

         Section 9.18        Gas Imbalances, Take-or-Pay or Other Prepayments...................................64

         Section 9.19        Borrower as Operator...............................................................64
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         Section 9.20        Quest Resources LLC................................................................64

         Section 9.21        Subordinated Debt..................................................................64

         Section 9.22        Restrictions While Outstanding Indebtedness Exceeds the Borrowing Base.............64

Article 10        Events of Default; Remedies...................................................................65

         Section 10.01       Events of Default..................................................................65

         Section 10.02       Remedies...........................................................................67

         Section 10.03       Production and Proceeds............................................................68

Article 11        The Agent.....................................................................................68

         Section 11.01       Appointment, Powers and Immunities.................................................68

         Section 11.02       Reliance by Agent..................................................................69

         Section 11.03       Defaults...........................................................................69

         Section 11.04       Rights as a Lender.................................................................69

         Section 11.05       INDEMNIFICATION....................................................................69

         Section 11.06       Non-Reliance on Agent and other Lenders............................................70

         Section 11.07       Action by Agent....................................................................70

         Section 11.08       Resignation or Removal of Agent....................................................71

Article 12        Miscellaneous.................................................................................71

         Section 12.01       Waiver.............................................................................71

         Section 12.02       Notices............................................................................71

         Section 12.03       Payment of Expenses, Indemnities, etc..............................................72

         Section 12.04       Amendments, Etc....................................................................74

         Section 12.05       Successors and Assigns.............................................................75

         Section 12.06       Assignments and Participations.....................................................75

         Section 12.07       Invalidity.........................................................................77

         Section 12.08       Counterparts.......................................................................77

         Section 12.09       References.........................................................................77

         Section 12.10       Survival...........................................................................77

         Section 12.11       Captions...........................................................................77

         Section 12.12       NO ORAL AGREEMENTS.................................................................77

         Section 12.13       GOVERNING LAW; SUBMISSION TO JURISDICTION..........................................77

         Section 12.14       Interest...........................................................................79
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         Section 12.15       Confidentiality....................................................................79

         Section 12.16       Prior Credit Agreement.............................................................80

         Section 12.17       Release Regarding the Prior Notes and Related Documents............................80

         Section 12.18       Effectiveness......................................................................80

         Section 12.19       EXCULPATION PROVISIONS.............................................................81

         Section 12.20       RELEASE............................................................................81
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       THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 17, 2000 is among: BRIGHAM OIL & GAS, L.P., a limited partnership formed under the laws of the State of Delaware (the "Borrower"); BANK OF MONTREAL, a Canadian bank, in its individual capacity (in its individual capacity, "BMO"), SHELL CAPITAL INC.
("SCI"), Societe Generale, Southwest Agency ("Soc-Gen") and any other lender which becomes a signatory hereto as provided in Section 12.06 (individually, together with its successors and assigns, a "Lender" and, collectively, the
"Lenders"); and BMO, in its capacity as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                 R E C I T A L S

       A. Pursuant to that certain Credit Agreement (the "Original Credit Agreement") dated as of January 26, 1998 among the Borrower and BMO, as amended by that certain First Amendment to Credit Agreement dated as of August 20, 1998 among the Borrower, BMO and Soc-Gen (the "First Amendment"), that certain Second Amendment to Credit Agreement dated as of March 26, 1999 among the Borrower, BMO and Soc-Gen (the "Second Amendment"), that certain Third Amendment to Credit Agreement dated as of July 19, 1999 among the Borrower, BMO and Soc-Gen (the "Third Amendment") and that certain Fourth Amendment to Credit Agreement dated as of October 7, 1999 among the Borrower, BMO and Soc-Gen (the "Fourth Amendment") (the Original Credit Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment being hereafter called the "Prior Credit Agreement"),BMO and Soc-Gen provided to the Borrower loans and extensions of credit, which loans and extensions of credit are evidenced by those certain promissory notes from the Borrower in the aggregate principal amount of $75,000,000 (the "Prior Notes").

       B. By Partial Assignment of Notes of even date herewith (the "SCI Assignment") SCI has acquired a 53.3% interest in the Prior Notes and a like interest in all security for the payment of the Prior Notes and the performance of the Borrower's obligations under the Prior Credit Agreement.

       C. The Lenders have agreed to provide senior secured debt in the amount of up to $75,000,000 consisting of a rearrangement of the Prior Notes and advances to the Borrower for general corporate purposes, and the Borrower, the Agent and the Lenders now desire to set forth their agreements with respect to such credit facility and to amend and restate in their entirety the Prior Credit Agreement, by means of this Agreement, and the Prior Notes, by means of the Notes.

       D. Pursuant to that certain Intercreditor and Subordination Agreement dated as of August 20, 1998, as from time to time amended (including that certain Second Amendment to Intercreditor and Subordination Agreement dated as of the date hereof), among Enron North America Corp., fka Enron Capital & Trade Resources Corp., a Delaware corporation, Joint Energy Development Investments II Limited Partnership, a Delaware limited partnership and Agent, for the benefit of the Lenders, the Subordinated Debt (as hereinafter defined) is expressly subordinated to the Indebtedness (as hereinafter defined).





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              E. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

                                   ARTICLE 1

                       Definitions and Accounting Matters

              Section 1.01 Terms Defined Above. As used in this Agreement, the terms "Agent," "BMO," "Borrower," "Lender," "Lenders," "Prior Credit Agreement," "Prior Notes", "SCI", "SCI Assignment" and "Soc-Gen" shall have the meanings indicated above.

              Section 1.02 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

              "Additional Costs" shall have the meaning assigned such term in
Section 5.01(a).

              "Affected Loans" shall have the meaning assigned such term in
Section 5.04.

              "Affiliate" of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly 20% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 20% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

              "Agent's Fee Letter" shall mean that certain letter agreement from the Agent to the Borrower dated of even date with this Agreement concerning certain fees in connection with this Agreement and any agreements or instruments executed in connection therewith, as the same may be amended or replaced from time to time.

              "Agreement" shall mean this Amended and Restated Credit Agreement, as the same may from time to time be amended or supplemented.

              "Aggregate Commitments" at any time shall equal the amount calculated in accordance with Section 2.03 hereof.

              "Aggregate Maximum Credit Amounts" shall mean the amount of $70,000,000 (minus any portion of the outstanding Loans converted pursuant to an Equity Conversion), as the same may be reduced pursuant to Section 2.03(b) and
Section 2.07(d); provided, however, that at such time as there has occurred an Increase Event, the Aggregate Maximum Credit Amounts






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shall be $75,000,000, less any prior or contemporaneous reductions pursuant to
Section 2.03(b) and Section 2.07(d) and the portion of any outstanding Loans converted pursuant to an Equity Conversion.

              "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other offices of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

              "Applicable Margin" shall mean 2% per annum with respect to Base Rate Loans and 3% per annum with respect to Eurodollar Loans.

              "Assignment" shall have the meaning assigned such term in Section 12.06(b).

              "Base Rate" shall mean, with respect to any Base Rate Loan, for any day, the higher of (i) the Federal Funds Rate for any such day plus 1/2 of 1% or (ii) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

              "Base Rate Loans" shall mean Loans that bear interest at rates based upon the Base Rate.

              "BMO/Soc-Gen Lenders" means BMO and Soc-Gen and their respective successors and assigns.

              "BMO/Soc-Gen Majority Lenders" shall mean, at any time while no Loans are outstanding, BMO/Soc-Gen Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Commitments of the BMO/Soc-Gen Lenders and, at any time while Loans are outstanding, BMO/Soc-Gen Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding aggregate principal amount of the portion of the Loans allocable to the BMO/Soc-Gen Lenders (without regard to any sale by a BMO/Soc-Gen Lender of a participation in any Loan under Section 12.06(c)).

              "Borrowing Base" shall mean at any time in amount equal to the amount determined in accordance with Section 2.08.

              "Borrowing Base Redetermination Date" shall have the meaning assigned such term in Section 2.08(a).

              "Brigham Exploration" shall mean Brigham Exploration Company, a Delaware corporation and owner of 100% of the capital stock of the General Partner.

              "Business Day" shall mean any day other than a day on which commercial banks are authorized or required to close in Houston, Texas and, where such term is used in the definition of "Quarterly Date" or if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for,




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a Eurodollar Loan or a notice by the Borrower with respect to any such borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

              "CAPEX Plan" shall mean each Capital Expenditures Plan detailing the projected capital expenditures of the Borrower for the twelve month period from and after the month in which such plan is delivered, the first of which is to be submitted on the Closing Date with similar plans for each succeeding twelve month period to be submitted in accordance with Section 8.01(l).

              "Closing Date" shall mean February 17, 2000.

              "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute.

              "Commitment" shall mean, for any Lender, its obligation to make Loans up to the lesser of such Lender's Maximum Credit Amount or, when the Borrowing Base becomes effective, the Lender's Percentage Share of the amount equal to the then effective Borrowing Base.

              "Consolidated Net Income" shall mean with respect to Brigham Exploration and its Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of Brigham Exploration and its Consolidated Subsidiaries after allowances for taxes for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from the calculation of such net income (to the extent otherwise included therein) the following: (i) the net income of any Person in which Brigham Exploration or any Consolidated Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of Brigham Exploration and its Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in such period by such other Person to Brigham Exploration or to a Consolidated Subsidiary, as the case may be; (ii) the net income (but not loss) of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary, or is otherwise restricted or prohibited in each case determined in accordance with GAAP; (iii) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (iv) any extraordinary gains or losses, including gains or losses attributable to Property sales not in the ordinary course of business; and (v) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or writedowns of assets. Consolidated Net Income shall include all amounts paid on account of the Term ORRI, regardless of the accounting treatment given such Term ORRI.

              "Consolidated Subsidiaries" shall mean each Subsidiary of Brigham Exploration (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of Brigham Exploration in accordance with GAAP, including, without limitation, the Borrower.




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              "Covenant Release Date" means the first Borrowing Base
Redetermination Date on which the outstanding Indebtedness is less than or equal to the Borrowing Base.

              "Debt" shall mean, for any Person the sum of the following (without duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, interest, fees and charges); (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money) excluding Trade Payables; (iv) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise); (v) all obligations under leases (other than capital leases and oil and gas leases) which require such Person or its Affiliate to make payments exceeding $100,000 over the term of such lease, including payments at termination, which are substantially equal to at least eighty percent (80%) of the purchase price of the Property subject to such lease plus interest at an imputed market rate of interest; (vi) all Debt (as described in the other clauses of this definition) of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person; (vii) all Debt (as described in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt of others; (viii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others including without limitation agreements expressed as an agreement to purchase the Debt or Property of others or otherwise; (ix) obligations to deliver Hydrocarbons in consideration of advance payments; (x) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (xi) any capital stock of such Person in which such Person has a mandatory obligation to redeem such stock; (xii) any Debt of a Special Entity for which such Person is liable either by agreement or because of a Governmental Requirement; (xiii) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment; and (xiv) all obligations of such Person under Hedging Agreements.

              "Default" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

              "Dollars" and "$" shall mean lawful money of the United States of America. "EBITDA" shall mean, for any period, the sum of Consolidated Net Income for such period PLUS the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation, depletion and amortization, and other noncash charges, MINUS (i) all non cash income added to Consolidated Net Income in such period and (ii) capitalized general and administrative charges for such period.

              "ECT Merchant" shall mean ECT Merchant Investments Corp., a Delaware corporation.

              "Effective Date" shall have the meaning assigned such term in
Section 12.16.




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              "Engineering Reports" shall have the meaning assigned such term in
Section 2.08.

              "Environmental Laws" shall mean any and all Governmental Requirements pertaining to the environment in effect in any and all jurisdictions in which the Borrower or any Subsidiary is conducting or at any time has conducted business, or where any Property of the Borrower or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. As used in the provisions hereof relating to Environmental Laws, the term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (ii) to the extent the laws of the state in which any Property of the Borrower or any Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

              "Equity Conversion" shall mean the conversion of a portion of the Loans of the SCI Lenders into capital stock of Brigham Exploration pursuant to the terms of the Equity Conversion Agreement.

              "Equity Conversion Agreement" shall mean that certain Equity Conversion Agreement of even date herewith among the Borrower, Brigham Exploration and Shell Capital, which sets forth the terms for one or more of the Equity Conversions.

              "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute.

              "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with the Borrower or any Subsidiary of the Borrower would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

              "ERISA Event" shall mean (i) a "Reportable Event" described in
Section 4043 of ERISA and the regulations issued thereunder (other than such an event with respect to which the requirement to give notice has been waived),
(ii) the withdrawal of the Borrower or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan (other than a defined contribution Plan) or the treatment of an amendment to such a Plan as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the




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

PBGC or (v) any other event or condition which might constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

              "Eurodollar Loans" shall mean Loans the interest rates on which are determined on the basis of rates referred to in the definition of "Eurodollar Rate".

              "Eurodollar Rate" shall mean, with respect to any Eurodollar Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) reported, on the date two Business Days prior to the first day of the Interest Period for such Loan, on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) as the London Interbank Offered Rate for U.S. dollar deposits having a term comparable to such Interest Period and in an amount of $1,000,000 or more (provided that, if such Page shall cease to be publicly available or if the information contained on such Page shall cease to be publicly available or if the information contained on such Page, in the Agent's reasonable judgment, shall cease to accurately reflect such London Interbank Offered Rate or if such page does not report information for the term of the Interest Period selected by Borrower, such rate shall be that reported by any publicly available source of similar market data selected by the Agent, or that interpolated by Agent from such market data, which, in the Agent's reasonable judgment, accurately reflects such London Interbank Offered Rate).

              "Event of Default" shall have the meaning assigned such term in
Section 10.01.

              "Excepted Liens" shall mean: (i) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (ii) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (iii) operators', vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties or customary landlord's liens, each of which is in respect of obligations that have not been outstanding more than 90 days or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP; (iv) any Liens reserved in leases or farmout agreements for rent or royalties and for compliance with the terms of the farmout agreements or leases in the case of leasehold estates, to the extent that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held or materially impair the value of such Property subject thereto; (v) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of Property or services), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any rights of way or other Property for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and defects, irregularities, zoning restrictions and deficiencies in title of any rights of way or other Property which in the aggregate do not materially impair the use of such rights of way or other Property for the purposes of which such rights of way and other Property are held or materially impair the value of such Property subject thereto; (vi) deposits of cash or securities to secure the performance of bids, trade contracts, leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business; (vii) Liens permitted by the Loan Documents; and (viii) liens securing any Debt described in Section 9.01(f) hereof that is owing to a Lender or an Affiliate of a Lender at the time such Debt is incurred.

              "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with a member of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the date for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions as determined by the Agent.

              "Financial Statements" shall mean the financial statement or statements described or referred to in Section 7.02.

              "First Asset Valuation Date" means September 30, 2000.

              "First Borrowing Base Determination Date" shall mean March 30, 2002, or such later date upon which the Borrower receives written notice of the Borrowing Base from Agent; provided that the First Borrowing Base Determination Date may occur prior to March 30, 2002, in the event Borrower calls for an earlier determination of the Borrowing Base pursuant to Section 2.08(d).

              "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

              "General Partner" shall mean Brigham, Inc., a Nevada corporation, general partner of the Borrower.

              "Governmental Authority" shall include the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or which exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities which exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, the Borrower, the Subsidiaries or any of their Property or the Agent, any Lender or any Applicable Lending Office.

              "Governmental Requirement" shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (in the case of banking regulatory authorities whether or not having the force of law), including, without limitation, Environmental

Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

              "Guarantors" shall mean Brigham Exploration, the General Partner, Brigham Holdings I, LLC and Brigham Holdings II, LLC and any other Person who becomes party to a Guaranty Agreement pursuant to the terms of Section 8.11.

              "Guaranty Agreements" shall mean the agreements executed by the Guarantors in form and substance satisfactory to the Agent guarantying, unconditionally, payment of the Indebtedness, as the same may be amended, modified or supplemented from time to time.

              "Hedging Agreements" shall mean any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

              "Highest Lawful Rate" shall mean, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

              "Hydrocarbon Interests" shall mean all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

              "Hydrocarbons" shall mean oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

              "Increase Event" means the satisfaction of any one of the following conditions:

                     (a) if as of July 31, 2000, the RAPRV is $50,000,000 or
              greater and the Interest Coverage Ratio of Brigham Exploration is
              0.75 to 1.0 or greater, or

                     (b) if as of September 30, 2000, the RAPRV is $55,000,000
              or greater and the Interest Coverage Ratio of Brigham Exploration is 0.90 to 1.0 or greater, or

                     (c) if (i) Brigham Exploration sells common stock and/or
              preferred stock with cashless dividends of Brigham Exploration for at least $10,000,000 or (ii) Borrower and/or Brigham Exploration are able to acquire in exchange for Brigham Exploration common stock and/or preferred stock with cashless dividends, producing properties with PDP Reserves having a value (to be reasonably determined by the SCI Lenders and a discount rate of 10%) of at least $10,000,000, or (iii) Borrower and/or Brigham Exploration are able to effect some combination of (i) and (ii) above, that results in cash consideration received for the issuance of Brigham Exploration common stock and/or preferred stock with cashless dividends plus a value (to be reasonably determined by the SCI Lenders and a discount rate of 10%) of any PDP Reserves acquired in exchange for Brigham Exploration common stock and/or preferred stock with cashless dividends, that collectively equals or exceeds $10,000,000.

              "Indebtedness" shall mean any and all amounts owing or to be owing by the Borrower to the Agent and/or Lenders in connection with the Loan Documents and any Hedging Agreements now or hereafter existing between (i) Borrower and BMO and its successors or assigns (a "BMO Hedge Party") and Soc-Gen and its successors or assigns (a "Soc-Gen Hedge Party") entered into while such BMO Hedge Party or such Soc-Gen Hedge Party is a Lender; and (ii) Borrower and SCI and its successors or assigns (with Loans or Commitments of $20 million or more) or any Affiliate of SCI (SCI and any Affiliate of SCI a "SCI Hedge Party") entered into while such SCI Hedge Party or Fathom Energy Capital I, L.L.C, is a Lender and permitted by the terms of this Agreement and all renewals, extensions and/or rearrangements of any of the above.

              "Indemnified Parties" shall have the meaning assigned such term in
Section 12.03(b).

              "Indemnity Matters" shall mean any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, demands and causes of action made or threatened against a Person and, in connection therewith, all losses, liabilities, damages (including, without limitation, consequential damages) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the sole or concurrent negligence of such Person seeking indemnification.

              "Indenture" shall mean that certain Indenture dated as of August 20, 1998 between Brigham Exploration, as the issuer of the Subordinated Debt, and Chase Bank of Texas, National Association, as the trustee as amended by that First Amendment to Indenture dated March 26, 1999 and that Second Amendment to Indenture of even date herewith.

              "Initial Funding" shall mean the funding of the initial Loans pursuant to Section 6.01 hereof.

              "Initial Reserve Report" shall mean the report of Cawley, Gillespie & Associates with respect to the Oil and Gas Properties of the Borrower as of December 31, 1999, a copy of which has been delivered to the Agent.

              "Interest Coverage Ratio" shall have the meaning assigned such term in the Amended and Restated Guaranty Agreement dated as of the date hereof, as from time to time amended, executed by Brigham Exploration.

              "Interest Period" shall mean, with respect to (i) any Eurodollar Loan made prior to the First Borrowing Base Determination Date, the period commencing on the date such Eurodollar Loan is made and ending on the numerically corresponding day in the first month thereafter and (ii) any Eurodollar Loan made after the First Borrowing Base Determination Date, the period commencing on the date such Eurodollar Loan is made and ending on the numerically corresponding day in the first or third calendar month thereafter, as the Borrower may select as provided in Section 2.02, except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

              Notwithstanding the foregoing: (i) no Interest Period may end after the Revolving Credit Termination Date; (ii) no Interest Period for any Eurodollar Loan may end after the due date of any installment, if any, provided for in Section 3.01 hereof to the extent that such Eurodollar Loan would need to be prepaid prior to the end of such Interest Period in order for such installment to be paid when due; (iii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iv) no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be for a shorter period, such Loans shall not be available hereunder.

              "JEDI-II" shall mean Joint Energy Development Investments II Limited Partnership, a Delaware limited partnership.

              "Lending Relationship" shall refer to this Agreement and the other Loan Documents, together with any and all negotiations, discussions, acts, omissions, renewals, extensions, and other agreements or events related to this Agreement and such other Loan Documents, the parties' obligations thereunder and the transactions contemplated thereby, including, without limitation, any such negotiations, discussions, acts, omissions, renewals, extensions, other agreements or events that may occur on the date hereof and the instruments and documents executed and delivered in connection herewith or relating hereto.

              "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (i) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (ii) production payments and the like payable out of Oil and Gas Properties. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, a Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

              "Loan Documents" shall mean this Agreement, the Notes, the Agent's Fee Letter, the SCI Fee Letter, the Soc-Gen Fee Letter, the Equity Conversion Agreement (and any warrants issued pursuant thereto), the agreements or instruments described or referred to in Exhibit D, and any and all other agreements or instruments now or hereafter executed and delivered by the Borrower or any Subsidiary or Affiliate of the Borrower including, without limitation, Brigham Exploration (other than assignments, participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of the Notes, or this Agreement, as such agreements may be amended, supplemented or restated from time to time.

              "Loans" shall mean the loans as provided for by Section 2.01(a).

              "Majority Lenders" means the BMO/Soc-Gen Majority Lenders and the SCI Majority Lenders, together.

              "Material Adverse Effect" shall mean any material and adverse effect on (i) the assets, liabilities, financial condition, business, operations or affairs of Brigham Exploration and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole, from those reflected in the Financial Statements or from the facts represented or warranted in any Loan Document, or (ii) the ability of Brigham Exploration or the Borrower or Brigham Exploration or the Borrower and their respective Subsidiaries taken as a whole to carry out their business as at the Closing Date or as proposed as of the Closing Date to be conducted or meet their obligations under the Loan Documents on a timely basis.

              "Maximum Credit Amount" shall mean, as to each Lender, the amount set forth opposite such Lender's name on Annex I under the caption "Maximum Credit Amounts" (as the same may be reduced pursuant to Section 2.03(b) hereof as modified from time to time to reflect any assignments permitted by Sections 12.06(b) and (c) and any reallocation of the respective Maximum Credit Amounts of the Lenders effected pursuant to Section 8.13.

              "Mortgage" shall mean, collectively, the mortgages referred to in items [2, 12 and 13] of Exhibit D and any other Standard Mortgages executed pursuant to Section 8.09(b) hereof and New Mortgages executed pursuant to
Section 8.09 (a) hereof.

              "Mortgaged Property" shall mean the Property owned by the Borrower and which is subject to the Liens existing and to exist under the terms of the Loan Documents.

              "Multiemployer Plan" shall mean a Plan defined as such in Section 3(37) or 4001(a)(3) of ERISA.

              "Net Seismic and Land Expenditures" shall mean those costs incurred after the Closing Date for seismic services, seismic data, and acquisition of undeveloped Hydrocarbon Interests, less the net proceeds, if any, received after the Closing Date through the sale or licensing of interests in undeveloped Hydrocarbon Interests and/or seismic data.

              "NSLE Limit" shall have the meaning set forth in Section 9.22(a).

              "New Mortgage" shall mean, collectively, the "New Mortgage" referred to in item 13 of Exhibit D and any other mortgages and supplements executed pursuant to Section 8.09 (a) hereof.

              "Notes" shall mean the Notes provided for by Section 2.06, together with any and all renewals, extensions for any period, increases, rearrangements, substitutions or modifications thereof.

              "Oil and Gas Properties" shall mean Hydrocarbon Interests; the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests; and all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, similar equipment, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

              "Other Taxes" shall have the meaning assigned such term in Section 4.06(b).

              "Partners" shall mean the General Partner, Brigham Holdings I, LLC and Brigham Holdings II, LLC.

              "Partnership Agreement" shall mean the written partnership agreement of the Borrower among the Partners dated December 30, 1997, as amended from time to time.

              "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions.

              "PDNP Reserves" shall mean proved, developed, non-producing Hydrocarbon reserves, as determined in conformity with the guidelines in effect from time to time as promulgated by the Society of Petroleum Engineers or its successor association.

              "PDP Reserves" shall mean proved, developed, producing Hydrocarbon reserves, as determined in conformity with the guidelines in effect from time to time as promulgated by the Society of Petroleum Engineers or its successor association.

              "Percentage Share" shall mean the percentage of the Aggregate Commitments to be provided by a Lender under this Agreement as indicated on Annex I hereto, as modified from time to time to reflect any assignments permitted by Section 12.06(b) or (c) and any reallocation effected pursuant to Section 8.13 hereof.

              "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

              "Plan" shall mean any employee pension benefit plan, as defined in
Section 3(2) of ERISA, which (i) is currently or hereafter sponsored, maintained or contributed to by the Borrower, any Subsidiary or an ERISA Affiliate or (ii) was at any time during the preceding six calendar years sponsored, maintained or contributed to, by the Borrower, any Subsidiary or an ERISA Affiliate.

              "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount payable by the Borrower under this Agreement or any Note, a rate per annum during the period commencing on the date of an Event of Default until such amount is paid in full or all Events of Default are cured or waived equal to 2% per annum above the Base Rate as in effect from time to time plus the Applicable Margin (if any), but in no event to exceed the Highest Lawful Rate provided that, for a Eurodollar Loan, the "Post-Default Rate" for such principal shall be, for the period commencing on the date of an Event of Default and ending on the earlier to occur of the last day of the Interest Period therefor or the date all Events of Default are cured or waived, 2% per annum above the interest rate for such Loan as provided in Section 3.02(ii), but in no event to exceed the Highest Lawful Rate.

              "Prime Rate" shall mean the rate of interest from time to time announced publicly by the Agent at the Principal Office as its prime commercial lending rate. Such rate is set by the Agent as a general reference rate of interest, taking into account such factors as the Agent may deem appropriate, it being understood that many of the Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

              "Principal Office" shall mean the principal office of the Agent, presently located at 115 South LaSalle Street, Chicago, Illinois 60603.

              "Prior Mortgage" shall have the meaning assigned to such term in the Mortgage.

              "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

              "Proved Reserves" means PDP, PDNP and PUD Reserves.

              "PUD Reserves" shall mean proved, undeveloped Hydrocarbon reserves, as determined in conformity with the guidelines in effect from time to time as promulgated by the Society of Petroleum Engineers or its successor association.

              "PV7%" shall mean the present value, determined utilizing the SCI Lenders' price forecast and applying the SCI Lenders reasonable adjustments (positive or negative) to the engineering analysis prepared by Brigham Exploration's independent reserve engineers or in-house reserve engineers, whichever the case may be, of the forecasted future cash flow attributable to the subject Hydrocarbon reserves, discounted at an annual rate of 7%.

              "Quarterly Dates" shall mean the last day of each March, June, September, and December, in each year, the first of which shall be March 31, 2000; provided, however, that if any such day is not a Business Day, such Quarterly Date shall be the next succeeding Business Day.

              "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

              "Regulatory Change" shall mean, with respect to any Lender, any change after the Closing Date in any Governmental Requirement (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders (including such Lender or its Applicable Lending Office) of or under any Governmental Requirement (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

              "Released Claims" shall mean any and all claims (including without limitation any liabilities, damages, demands and causes of action arising therefrom), whether (a) at law or in equity, (b) on the alleged commission of a tort, (c) on the alleged breach (or anticipatory breach or repudiation) of any contract, duty, or warranty (whether oral or written, express or implied), (d) on the alleged violation of any statute, tariff, or regulation (whether promulgated by the United States, any state thereof, any foreign state or country, or any other governmental agency or entity, wherever located), or (e) on any other factual, legal or equitable theory, including, without limitation, any claim for damages of any type or nature, for injunctive or other relief, for attorneys' fees, interest or any other liability whatsoever on any theory, including without limitation any loss, cost or damage in connection with or based upon "lender liability", unfair dealing, duress, coercion, control or undue influence, extortion or commercial bribery, breach of an implied covenant or duty of good faith and fair dealing, material misrepresentation or omission, overreaching, unconscionability, conflict of interest, bad faith, malpractice, disparate bargaining position, detrimental reliance, promissory estoppel, estoppel by deed, waiver, laches, or any other equitable theory, equitable subordination, breach of fiduciary duty or any other duty, or tortious inducement to commit such breach, tortious interference with contract or prospective business relations, negligent performance of contractual obligations, or other theories of negligence, negligent or intentional infliction of emotional distress, slander, libel, other defamation, fraudulent transfer, conversion, trespass to (or clouding the title of) property, usury, violations of the Racketeer Influenced and Corrupt Organizations Act, deceptive trade practices, conspiracy, or any theory of liability as partners or joint venturers, that any Releasing Party may have as of the date hereof against any Released Party with respect to the Lending Relationship.

              "Released Party" shall mean each of the Agent, the Lenders and their respective predecessors, successors, assigns, directors, officers, partners, employees, agents, attorneys, principals and Affiliates and all other Persons liable or who might be claimed to be liable on their behalf (collectively, the "Released Parties").

              "Releasing Party" shall mean each of the Borrower and the Guarantors and their respective predecessors, successors, assigns, directors, officers, partners, employees, agents, attorneys, principals, Affiliates and all other Persons who might have a claim against any Released Party (collectively, the "Releasing Parties").

              "Required Payment" shall have the meaning assigned such term in
Section 4.04.

              "Reserve Report" shall mean a report, in form satisfactory to the Agent, setting forth, as of the dates set forth in Section 8.07(a) and (b) (or such other date in the event of an unscheduled redetermination); (i) the proved oil and gas reserves attributable to the Borrower's and its Subsidiaries' Hydrocarbon Interests together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with SEC reporting requirements at the time (or other pricing provided by the Agent) and (ii) such other information as the Agent may reasonably request. The term "Reserve Report" shall also include the Initial Reserve Report, the supplemental Reserve Reports described in Section 8.07(a), and the information to be provided by the Borrower of each year pursuant to Section 8.07(c).

              "Responsible Officer" shall mean, as to any Person, the Chief Executive Officer, the President or any Vice President of such Person and the Chief Financial Officer of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

              "Revolving Credit Termination Date" shall mean, unless the Commitments are sooner terminated pursuant to Sections 2.03(b) or 10.02 hereof, December 31, 2002.

              "Risk Adjusted Proved Reserve Value" or "RAPRV" means the lesser of (i) 100% of the PV7% of the Borrower's and any Guarantor's PDP Reserves, and
(ii) the sum of 65% of the PV7% of the Borrower's and any Guarantor's PDP Reserves, plus 43% of the PV7% of the Borrower's and any Guarantor's PDNP Reserves, plus 33% of the PV7% of the Borrower's and any Guarantor's PUD Reserves. For purposes of this definition only Proved Reserves subject to a Standard Mortgage shall be included.

              "Scheduled Asset Valuation Date" means each March 30th and September 30th following the First Asset Valuation Date.

              "Scheduled Borrowing Base Redetermination Date" shall have the meaning assigned such term in Section 2.08(d).

              "SCI Assignment" shall mean that certain Partial Assignment of Notes between BMO, Soc-Gen and SCI of even date herewith.

              "SCI Fee Letter" shall mean that certain letter agreement from SCI to the Borrower dated of even date with this Agreement concerning certain fees in connection with this Agreement and any agreements or instruments executed in connection therewith, as the same may be amended or replaced from time to time.

              "SCI Lenders" means SCI and its successors and assigns.

              "SCI Majority Lenders" shall mean, at any time while no Loans are outstanding, SCI Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Commitments of the SCI Lenders and, at any time while Loans are outstanding, SCI Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding aggregate principal amount of the portion of the Loans allocable to the SCI Lenders (without regard to any sale by a SCI Lender of a participation in any Loan under Section 12.06(c)).

              "SEC" shall mean the Securities and Exchange Commission or any successor Governmental Authority.

              "Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement dated August 20, 1998 among Brigham Exploration, ECT Merchant and JEDI-II, as agent for such purchasers regarding the Subordinated Debt.

              "Soc-Gen Fee Letter" shall mean that certain letter agreement from Soc-Gen to the Borrower dated of even date with this Agreement concerning certain fees in connection with this Agreement and any agreements or instruments executed in connection therewith, as the same may be amended or replaced from time to time.

              "Special Entity" shall mean any joint venture, limited liability company or partnership, general or limited partnership or any other type of partnership or company other than a corporation in which a Person or one or more of its other Subsidiaries is a member, owner, partner or joint venturer and owns, directly or indirectly, at least a majority of the equity of such entity or controls such entity, but excluding any tax partnerships that are not classified as partnerships under state law. For purposes of this definition, any Person which owns directly or indirectly an equity investment in another Person which allows the first Person to manage or elect managers who manage the normal activities of such second Person will be deemed to "control" such second Person (e.g. a sole general partner controls a limited partnership).

              "Standard Mortgage" shall mean, collectively, the "Standard Mortgage" referred to in item 12 of Exhibit D hereto and any other mortgages and supplements executed pursuant to Section 8.09 (b) hereof.

              "Subordinated Debt" shall mean the Debt in the principal amount not to exceed $40,000,000 (plus interest paid in kind through December 31, 2000 pursuant to Section 9.02 of the Indenture or otherwise satisfied through payment of the Term ORRI) of Brigham Exploration incurred under the Indenture and expressly subordinated to the Indebtedness pursuant to the Subordination Agreement.

              "Subordination Agreement" shall mean that certain Intercreditor and Subordination Agreement dated as of August 20, 1998, and from time to time amended, among ENA, JEDI-II and Agent, for the benefit of the Lenders.

              "Subsidiary" shall mean (i) any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by a Person or one or more of its Subsidiaries or by a Person and one or more of its Subsidiaries and (ii) any Special Entity. Unless otherwise indicated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of the Borrower. Quest Resources L.L.C. and Venture Acquisitions L.P. shall not be considered Subsidiaries of Borrower or Brigham Exploration.

              "Tangible Net Worth" shall mean, as at any date, the sum of the following for Brigham Exploration and its Consolidated Subsidiaries determined (without duplication) in accordance with GAAP (determined without regard to any write up or write down resulting from any changes in GAAP subsequent to September 30, 1999):

                     (i) the amount of preferred stock and common stock at par plus the amount of surplus of Brigham Exploration, plus

                     (ii) the retained earnings (or, in the case of retained earnings deficit, minus the amount of such deficit), minus

                     (iii) the sum of the following: cost of treasury shares and the book value of all assets of Brigham Exploration and its Consolidated Subsidiaries which should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) but in any event including as such intangibles the following: goodwill, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any writeup in the book value of assets resulting from a revaluation thereof.

              "Target Asset Value" has the meaning assigned to it in Section
8.13.

              "Taxes" shall have the meaning assigned such term in Section 4.06(a).

              "Term ORRI" means the term overriding royalty interest created in favor of the holders of the Subordinated Debt pursuant to a Conveyance of Adjustable Term Overriding Royalty Interest between Borrower, ECT Merchant and JEDI-II.

              "Trade Payables" shall mean customary trade payables incurred in the ordinary course of business.

              "Type" shall mean, with respect to any Loan, a Base Rate Loan or a Eurodollar Loan.

              "Wholly-Owned Subsidiary" shall mean, as to a Person, any Subsidiary of which all of the outstanding shares of stock (or other ownership interests) having by the terms thereof ordinary voting power to elect the board of directors (or other managing persons) of such entity, other than directors' qualifying shares, are owned or controlled by such Person or one or more of the Wholly-Owned Subsidiaries or by such Person and one or more of the Wholly-Owned Subsidiaries.

              Section 1.03 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited financial statements of the Borrower referred to in Section 7.02 (except for changes concurred with by the Borrower's independent public accountants).

                                    ARTICLE 2

                                   COMMITMENTS

              Section 2.01 Loans.

                     (a) Loans. Subject to the SCI Assignment, each Lender
              severally agrees, on the terms of this Agreement, to make Loans to the Borrower during the period from and including (i) the Closing Date or (ii) such later date that such Lender becomes a party to this Agreement as provided in Section 12.06(b), to but excluding, the Revolving Credit Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of such Lender's Commitment as then in effect; provided, however, that the aggregate principal amount of all such Loans by all Lenders hereunder at any one time outstanding shall not exceed the Aggregate Commitments; and provided further, that the BMO/Soc-Gen Lenders shall not be obligated to make any such Loans other than the initial Loans. Subject to the terms of this Agreement, during the period from the Closing Date to (i) the later to occur of the First Borrowing Base Determination Date and the date on which the outstanding Loans are less than or equal to the Borrowing Base, no principal amount of the Loans which are paid by Borrower may be reborrowed, and (ii) at any time thereafter to but excluding, the Revolving Credit Termination Date, the Borrower may borrow, repay and reborrow the amount described in this Section 2.01(a). The initial Loans hereunder shall be a rearrangement of the principal balance outstanding on the Prior Notes (as adjusted pursuant to the SCI Assignment) which shall be concurrently therewith rearranged as an advance under the Notes. Each of the SCI Lenders and Brigham Exploration may, at its option, call for an Equity Conversion, pursuant and subject to the terms and provisions set forth in the Equity Conversion Agreement without the consent of the BMO/Soc-Gen Lenders.

                     (b) Intentionally Left Blank

                     (c) Limitation on Types of Loans. Subject to the other
              terms and provisions of this Agreement, at the option of the Borrower, the Loans may be Base Rate Loans or Eurodollar Loans; provided that, without the prior written consent of the Majority Lenders, no more than six (6) Eurodollar Loans may be outstanding at any time from any Lender.

              Section 2.02 Borrowings, Continuations and Conversions.

                     (a) Borrowings. The Borrower shall give the Agent (which
              shall promptly notify the Lenders) advance notice as hereinafter provided of each borrowing hereunder, which shall specify the aggregate amount of such borrowing, the Type and the date (which shall be a Business Day) of the Loans to be borrowed and (in the case of Eurodollar Loans) the duration of the Interest Period therefor.

                     (b) Minimum Amounts. If the initial borrowing consists in
              whole or in part of Eurodollar Loans, such Eurodollar Loans shall be in amounts of at least $1,000,000 or any whole multiple of $1,000,000 in excess thereof. Eurodollar Loans, at Borrower's election, shall have a maturity date of 30, 60 or 90 days.

                     (c) Notices. All borrowings, continuations and conversions shall require advance written notice to the Agent (which shall promptly notify the Lenders) in the form of Exhibit B hereto (or telephonic notice promptly confirmed by such a written notice), which in each case shall be irrevocable, from the Borrower to be received by the Agent not later than 11:00 a.m. Houston, Texas time at least one Business Day prior to the date of each Base Rate Loan borrowing and three Business Days prior to the date of each Eurodollar Loan borrowing, continuation or conversion; provided, however, for Base Rate Loans, Borrower may request a same day advance of up to $5,000,000 if the request is received by the Agent not later than 11:00 a.m. on such day. Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice, the Agent may act without liability upon the basis of telephonic notice believed by the Agent in good faith to be from the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Agent's record of the terms of such telephonic notice except in the case of gross negligence or willful misconduct by the Agent.

                     (d) Continuation Options. Subject to the provisions made in this Section 2.02(d), the Borrower may elect to continue all or any part of any Eurodollar Loan beyond the expiration of the then current Interest Period relating thereto by giving advance notice as provided in Section 2.02(c) to the Agent (which shall promptly notify the Lenders) of such election, specifying the amount of such Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election, the Borrower shall be deemed to have elected to convert such Eurodollar Loan to a Base Rate Loan pursuant to Section 2.02(e). Unless the Borrowing Base is not equal to or greater than the outstanding principal amount of the Loans, all or any part of any Eurodollar Loan may be continued as provided herein, provided that (i) any continuation of any such Loan shall be (as to each Loan as continued for an applicable Interest Period) in amounts of at least $1,000,000 or any whole multiple of $1,000,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, each Eurodollar Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto.

                     (e) Conversion Options. The Borrower may elect to convert
              all or any part of any Eurodollar Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving advance notice to the Agent (which shall promptly notify the Lenders) of such election. Subject to the provisions made in this Section 2.02(e), the Borrower may elect to convert all or any part of any Base Rate Loan at any time and from time to time to a Eurodollar Loan by giving advance notice as provided in Section 2.02(c) to the Agent (which shall promptly notify the Lenders) of such election. Unless the Borrowing Base is not equal to or greater than the outstanding principal amount of the Loans, all or any part of any outstanding Loan may be converted as provided herein, provided that (i) any conversion of any Base Rate Loan into a Eurodollar Loan shall be (as to each such Loan into which there is a conversion for an applicable Interest Period) in amounts of at least $1,000,000 or any whole multiple of $1,000,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, no Base Rate Loan may be converted into a Eurodollar Loan.

                     (f) Advances. Not later than 11:00 a.m. Houston, Texas time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan to be made by it on such date to the Agent, to an account which the Agent shall specify, in immediately available funds for the account of the Borrower. The amounts so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower, designated by the Borrower and maintained at the Principal Office.

              Section 2.03 Changes of Commitments.

                     (a) Prior to the Covenant Release Date, the Aggregate
              Commitments shall at all times be equal to the Aggregate Maximum Credit Amounts, after which date the Aggregate Commitments shall be equal to the lesser of (i) the Aggregate Maximum Credit Amounts or (ii) the Borrowing Base as determined from time to time.

                     (b) The Borrower shall have the right to terminate or to
              reduce the amount of the Aggregate Maximum Credit Amounts at any time or from time to time upon not less than three (3) Business Days' prior notice to the Agent (which shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction

              (which shall not be less than $5,000,000 or any whole multiple of $1,000,000 in excess thereof) and shall be irrevocable and effective only upon receipt by the Agent. Any such reduction in the Aggregate Maximum Credit Amounts shall first reduce the Maximum Credit Amounts of the BMO/Soc-Gen Lenders pro rata until the Maximum Credit Amounts of the BMO/Soc-Gen Lenders have been reduced to zero, and then to reduce the Maximum Credit Amounts of the SCI Lenders.

                     (c) The Aggregate Maximum Credit Amounts once terminated or reduced may not be reinstated.

              Section 2.04 Fees.

                     (a) Commitment Fee. The Borrower shall pay to the Agent (to be allocated to the SCI Lenders) a commitment fee on the daily average unused amount of the Aggregate Commitments for the period from and including the Closing Date up to but excluding the earlier of the date the Aggregate Commitments are terminated or the Revolving Credit Termination Date at a rate per annum equal to 5/8 of 1%. Accrued commitment fees shall be payable quarterly in arrears on each Quarterly Date and on the earlier of the date the Aggregate Commitments are terminated or the Revolving Credit Termination Date.

                     (b) The Borrower shall pay to the SCI Lenders for their
              account such other fees as are set forth in the SCI Fee Letter on the dates specified therein to the extent not paid prior to the Closing Date.

                     (c) The Borrower shall pay to the Agent for its account
              such other fees as are set forth in the Agent's Fee Letter on the dates specified therein to the extent not paid prior to the Closing Date.

              Section 2.05 Several Obligations. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan or provide funds on such date, but no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender or to provide funds to be provided by such other Lender.

              Section 2.06 Notes. The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A hereto, dated (i) the Closing Date or (ii) the effective date of an Assignment pursuant to Sections 12.06(b) and (c), payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount as in effect and otherwise duly completed and such substitute Notes as required by Section 12.06(d). The initial advance under the Notes shall be the amount of the principal balance on each Lender's Prior Note (as adjusted pursuant to the SCI Assignment) plus $2,000,000.00 advanced by SCI. The date, amount, Type, interest rate and Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

              Section 2.07 Prepayments.

                     (a) The Borrower may prepay the Base Rate Loans upon not
              less than one (1) Business Day's prior notice to the Agent (which shall promptly notify the Lenders), which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least $1,000,000 or the remaining aggregate principal balance outstanding on the Notes) and shall be irrevocable and effective only upon receipt by the Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. The Borrower may prepay Eurodollar Loans on the same condition as for Base Rate Loans and in addition such prepayments of Eurodollar Loans shall be subject to the terms of Section 5.05.

                     (b) If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.03(a) or (b), the outstanding aggregate principal amount of the Loans exceeds the Aggregate Maximum Credit Amounts, the Borrower shall prepay the Loans on the date of such termination or reduction in an aggregate principal amount equal to the excess, together with interest on the principal amount paid accrued to the date of such prepayment.

                     (c) Upon any redetermination of the amount of the Borrowing
              Base in accordance with Section 2.08, if the redetermined Borrowing Base is less than the aggregate outstanding principal amount of the Loans, then within ninety (90) days (or such shorter period as hereinafter provided) of receipt of written notice of the redetermined Borrowing Base, the Borrower shall prepay the Loans in an aggregate principal amount equal to such excess, together with interest on the principal amount paid accrued to the date of such prepayment, provided however, that if the Borrowing Base is less than the outstanding principal amount of the Loans following the first Borrowing Base determination, such required prepayment shall be made on or before thirty 30 days after such first Borrowing Base determination, as applicable, if the amount of the required payment equals or exceeds an amount equal to 10% of the redetermined Borrowing Base.

                     (d) Prepayments permitted or required under this Section
              2.07 shall be without premium or penalty, except as required under
              Section 5.05 for prepayment of Eurodollar Loans. Prior to the First Borrowing Base Determination Date, all prepayments on the Loans shall reduce the Aggregate Maximum Credit Amounts. Any payments on the Loans made hereunder shall first be applied to reduce the outstanding Loans of the BMO/Soc-Gen Lenders until the outstanding Loans of the BMO/Soc-Gen Lenders have been reduced to zero, and then to reduce the outstanding Loans of the SCI Lenders.

                     (e) Except as otherwise provided in Section 2.01(a), any
              prepayments on the Loans may, subject to the Equity Conversion Agreement, be reborrowed subject to the then effective Aggregate Commitments.

                     (f) Convertible Amounts (as defined in the Equity
              Conversion Agreement) can only be prepaid or repaid in cash upon approval of the BMO/Soc-Gen Lenders.

                     (g) Unless otherwise specified in this Section 2.07, all
              prepayments under this Section 2.07 shall be allocated among the Lenders by the Agent in accordance with the SCI Assignment.

              Section 2.08 Borrowing Base.

                     (a) The Borrowing Base shall be determined in accordance
              with Section 2.08(b) by the Agent with the concurrence of all of the Lenders and is subject to redetermination in accordance with
              Section 2.08(d). The first determination of the Borrowing Base shall be made on the First Borrowing Base Determination Date. Upon any determination or redetermination of the Borrowing Base, such determination shall remain in effect until the next successive Borrowing Base Redetermination Date. "Borrowing Base Redetermination Date" shall mean the date that the Borrowing Base as determined or redetermined becomes effective subject to the notice requirements specified in Section 2.08(e) both for the scheduled determination, scheduled redeterminations and unscheduled redeterminations. After the First Borrowing Base Determination Date, so long as any of the Commitments are in effect or any Loans are outstanding hereunder, this facility shall be governed by the then effective Borrowing Base.

                     (b) Upon receipt of the reports required by Section 8.07
              and such other reports, data and supplemental information as may from time to time be reasonably requested by the Agent (the "Engineering Reports"), the Agent will determine or redetermine, as appropriate, the Borrowing Base and shall take into consideration, among other things, liquidity, market interest rates, other Debt, Trade Payables, general and administrative expenses and such other factors as the Lenders shall deem material. Such determination or redetermination will be in accordance with its normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time. The Agent, in its sole discretion, may make adjustments to the rates, volumes and prices and other assumptions set forth therein in accordance with its normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time. The Agent shall propose to the Lenders a Borrowing Base within ten (10) days following receipt by the Agent and the Lenders of the Engineering Reports in a timely and complete manner. After having received notice of such proposal by the Agent, the Lenders shall have five
              (5) days to agree or disagree with such proposal. If at the end of the 5 days, any Lender has not communicated its approval or disapproval, such silence shall be deemed to be an approval. If the Lenders have not approved within 5 days, the Lenders shall, within a reasonable period of time, agree on a new Borrowing Base and if no such agreement is reached, the new Borrowing Base shall be the lowest calculated by the BMO/Soc-Gen Majority Lenders or the SCI Majority Lenders. The Agent and all of the Lenders must approve the initial Borrowing Base and any increase in the Borrowing Base. The Majority Lenders (one of which must be the Agent) shall be required to approve a continuation or decrease in any Borrowing Base.

                     (c) The Agent may exclude any Oil and Gas Property or
              portion of production therefrom or any income from any other Property from the Borrowing Base, at any time, because title information is not reasonably satisfactory, such Property is not Mortgaged Property or such Property is not assignable. No Property of the Borrower subject to the New Mortgage nor any production or income therefrom shall be included in the Borrowing Base until such time as an amendment or supplement to the New Mortgage in form satisfactory to the Agent is filed of record, which shall contain with respect to such Property such representations, warranties and covenants as to title, defense of title, revenue and cost bearing interest, rentals paid and leases in effect, and such other provisions as are contained in the Standard Mortgage, as the Agent may request.

                     (d) So long as any of the Commitments are in effect and
              until payment in full of all Loans hereunder, on the First Borrowing Base Determination Date and on or around the 30th calendar day of each March and September, thereafter (each being a "Scheduled Borrowing Base Redetermination Date"), the Lenders shall determine or redetermine, as appropriate, the amount of the Borrowing Base in accordance with Section 2.08(b). In addition, each of the Majority Lenders and the Borrower may initiate a redetermination of the Borrowing Base during any consecutive twelve (12) month period after the First Borrowing Base Determination Date by specifying in writing the date on which such redetermination is to occur, and Borrower may initiate the initial determination of the Borrowing Base at any time prior to March 30, 2002, by specifying in writing the date on which such determination is to occur.

                     (e) The Agent shall promptly notify in writing the Borrower and the Lenders of the Borrowing Base as determined or redetermined. Any determination of the Borrowing Base shall not be in effect until written notice is received by the Borrower.

              Section 2.09 Lending Offices. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                                   ARTICLE 3

                       PAYMENTS OF PRINCIPAL AND INTEREST

              Section 3.01 Repayment of Loans. On the Revolving Credit Termination Date the Borrower shall repay the outstanding aggregate principal and accrued and unpaid interest under the Notes.

              Section 3.02 Interest. The Borrower will pay to the Agent, for the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date such Loan is made to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                     (i) if such a Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin (as in effect from time to time), but in no event to exceed the Highest Lawful Rate; and

                     (ii) if such a Loan is a Eurodollar Loan, for each Interest Period (or portion thereof) relating thereto, the Eurodollar Rate for such Loan plus the Applicable Margin (as in effect from time to time), but in no event to exceed the Highest Lawful Rate.

Notwithstanding the foregoing, the Borrower will pay to the Agent, for the account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender, and (to the fullest extent permitted by law) on any other amount payable by the Borrower hereunder, under any Loan Document or under any Note held by such Lender to or for account of such Lender, for the period commencing on the date of an Event of Default until the same is paid in full or all such Events of Default are cured or waived.

              Accrued interest on Base Rate Loans shall be payable on the last day of each calendar month, and accrued interest on each Eurodollar Loan shall be payable on the last day of the Interest Period therefor and, if such Interest Period is longer than one month at one-month intervals following the first day of each Interest Period, except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any Eurodollar Loan that is converted into a Base Rate Loan (pursuant to Section 5.04) shall be payable on the date of conversion (but only to the extent so converted).

              Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall notify the Lenders to which such interest is payable and the Borrower thereof. Each determination by the Agent of an interest rate or fee hereunder shall be prima facie evidence of the amount thereof.

                                   ARTICLE 4

                PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

              Section 4.01 Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under the Loan Documents shall be made in Dollars, in immediately available funds, to the Agent at such account as the Agent shall specify by notice to the Borrower from time to time, not later than noon Houston, Texas time on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Such payments shall be made without (to the fullest extent permitted by applicable law) defense, set-off or counterclaim. Each payment received by the Agent under this Agreement or any Note for account of a Lender shall be paid promptly to such Lender in immediately available funds. Except as provided in clause (iii) of the definition of "Interest Period", if the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. At the time of each payment to the Agent of any principal of or interest on any borrowing, the Borrower shall notify the Agent of the Loans to which such payment shall apply. In the absence of such notice the Agent may specify the Loans to which such payment shall apply, but to the extent possible such payment or prepayment will be applied first to the Loans comprised of Base Rate Loans.

              Section 4.02 Pro Rata Treatment. Except to the extent as provided in the SCI Assignment or as otherwise provided herein each Lender agrees that:
(i) each borrowing from the Lenders under Section 2.01 and each continuation and conversion under Section 2.02 shall be made from the Lenders pro rata in accordance with their Percentage Share, each payment of commitment fee or other fees under Sections 2.04(a) and (b) shall be made for account of the Lenders pro rata in accordance with their Percentage Share, and each termination or reduction of the amount of the Aggregate Maximum Credit Amounts under Section 2.03(b) shall be applied to the Commitment of each Lender, pro rata according to the amounts of its respective Commitment; (ii) each payment of principal of Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amount of the Loans held by the Lenders; and (iii) each payment of interest on Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders.

              Section 4.03 Computations. Interest on Eurodollar Loans and fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable, unless such calculation would exceed the Highest Lawful Rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be. Interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.

              Section 4.04 Non-receipt of Funds by the Agent. Unless the Agent shall have been notified by a Lender or the Borrower prior to the date on which such notifying party is scheduled to make payment to the Agent (in the case of a Lender) of the proceeds of a Loan or (in the case of the Borrower) a payment to the Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that it does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Borrower (as the case may be) has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until but excluding the date the Agent recovers such amount at a rate per annum which, for any Lender as recipient, will be equal to the Federal Funds Rate, and for the Borrower as recipient, will be equal to the Base Rate plus the Applicable Margin.

              Section 4.05 Set-off, Sharing of Payments, Etc.

                     (a) The Borrower agrees that, in addition to (and without
              limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall have the right and be entitled (after consultation with the Agent), at its option, to offset balances held by it or by any of its Affiliates for account of the Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, or any other amount payable to such Lender hereunder, which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

                     (b) If any Lender shall obtain payment of any principal of or interest on any Loan made by it to the Borrower under this Agreement through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest then due hereunder by the Borrower to such Lender than the percentage received by any other Lenders, it shall promptly (i) notify the Agent and each other Lender thereof and (ii) purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans made by other Lenders (or in interest due thereon, as the case may be) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.05 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.05 to share the benefits of any recovery on such secured claim.

              Section 4.06 Taxes.

                     (a) Payments Free and Clear. Any and all payments by the
              Borrower hereunder shall be made, in accordance with Section 4 .01, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by (i) any jurisdiction (or political subdivision thereof) of which the Agent or such Lender, as the case may be, is a citizen or resident or in which such Lender has an Applicable Lending Office, (ii) the jurisdiction (or any political subdivision thereof) in which the Agent or such Lender is organized, or (iii) any jurisdiction (or political subdivision thereof) in which such Lender or the Agent is presently doing business in which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders or the Agent (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender or the Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

                     (b) Other Taxes. In addition, to the fullest extent
              permitted by applicable law, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment or any other Loan Document (hereinafter referred to as "Other Taxes").

                     (c) INDEMNIFICATION. TO THE FULLEST EXTENT PERMITTED BY
              APPLICABLE LAW, THE BORROWER WILL INDEMNIFY EACH LENDER AND THE AGENT FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, BUT NOT LIMITED TO, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS SECTION 4.06) PAID BY SUCH LENDER OR THE AGENT (ON THEIR BEHALF OR ON BEHALF OF ANY LENDER), AS THE CASE MAY BE, AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED UNLESS THE PAYMENT OF SUCH TAXES WAS NOT CORRECTLY OR LEGALLY ASSERTED AND SUCH LENDER'S PAYMENT OF SUCH TAXES OR OTHER TAXES WAS THE RESULT OF ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. ANY PAYMENT PURSUANT TO SUCH INDEMNIFICATION SHALL BE MADE WITHIN THIRTY (30) DAYS AFTER THE DATE ANY LENDER OR THE AGENT, AS THE CASE MAY BE, MAKES WRITTEN DEMAND THEREFOR. IF ANY LENDER OR THE AGENT RECEIVES A REFUND OR CREDIT IN RESPECT OF ANY TAXES OR OTHER TAXES FOR WHICH SUCH LENDER OR THE AGENT HAS RECEIVED PAYMENT FROM THE BORROWER IT SHALL PROMPTLY NOTIFY THE BORROWER OF SUCH REFUND OR CREDIT AND SHALL, IF NO DEFAULT HAS OCCURRED AND IS CONTINUING, WITHIN THIRTY
              (30) DAYS AFTER RECEIPT OF A REQUEST BY THE BORROWER (OR PROMPTLY UPON RECEIPT, IF THE BORROWER HAS REQUESTED APPLICATION FOR SUCH REFUND OR CREDIT PURSUANT HERETO), PAY AN AMOUNT EQUAL TO SUCH REFUND OR CREDIT TO THE BORROWER WITHOUT INTEREST (BUT WITH ANY INTEREST SO REFUNDED OR CREDITED), PROVIDED THAT THE BORROWER, UPON THE REQUEST OF SUCH LENDER OR THE AGENT, AGREES TO RETURN SUCH REFUND OR CREDIT (PLUS PENALTIES, INTEREST OR OTHER CHARGES) TO SUCH LENDER OR THE AGENT IN THE EVENT SUCH LENDER OR THE AGENT IS REQUIRED TO REPAY SUCH REFUND OR CREDIT.

                     (d) Lender Representations.

                     (i) Each Lender represents that it is either (1) a corporation or banking association organized under the laws of the United States of America or any state thereof or (2) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party or (B) because it is acting through a branch, agency or office in the

                            United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Lender that is not a corporation or banking association organized under the laws of the United States of America or any state thereof agrees to provide to the Borrower and the Agent on the Closing Date, or on the date of its delivery of the Assignment pursuant to which it becomes a Lender, and at such other times as required by United States law or as the Borrower or the Agent shall reasonably request, two accurate and complete original signed copies of either (A) Internal Revenue Service Form 4224 (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "Form 4224 Certification") or (B) Internal Revenue Service Form 1001 (or successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "Form 1001 Certification"). In addition, each Lender agrees that if it previously filed a Form 4224 Certification, it will deliver to the Borrower and the Agent a new Form 4224 Certification prior to the first payment date occurring in each of its subsequent taxable years; and if it previously filed a Form 1001 Certification, it will deliver to the Borrower and the Agent a new certification prior to the first payment date falling in the third year following the previous filing of such certification. Each Lender also agrees to deliver to the Borrower and the Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, provided that the circumstances of such Lender at the relevant time and applicable laws permit it to do so. If a Lender determines, as a result of any change in either (i) a Governmental Requirement or (ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section 4.06, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Borrower and the Agent of such fact. If a Lender is organized under the laws of a jurisdiction outside the United States of America, unless the Borrower and the Agent have received a Form 1001 Certification or Form 4224 Certification satisfactory to them indicating that all payments to be made to such Lender hereunder are not subject to United States withholding tax, the Borrower shall withhold taxes from such payments at the applicable statutory rate. Each Lender agrees to indemnify and hold harmless the Borrower or Agent, as applicable, from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by (i) the Agent as a result of such Lender's failure to submit any form or certificate that it is required to provide pursuant to this
                            Section 4.06 or (ii) the Borrower or the Agent as a result of their reliance on any such form or certificate which such Lender has provided to them pursuant to this Section 4.06.

                     (ii) For any period with respect to which a Lender has failed to provide the Borrower with the form required pursuant to this Section 4.06, if any, (other than if such failure is due to a change in a Governmental Requirement occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.06 with respect to taxes imposed by the United States which taxes would not have been imposed but for such failure to provide such forms; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax becomes subject to taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such taxes.

                     (iii) Any Lender claiming any additional amounts payable pursuant to this Section 4.06 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or the Agent or to change the jurisdiction of its Applicable Lending Office or to contest any tax imposed if the making of such a filing or change or contesting such tax would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

                                   ARTICLE 5

                                CAPITAL ADEQUACY

              Section 5.01 Additional Costs.

                     (a) Eurodollar Regulations, etc. The Borrower shall pay
              directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs which it determines are attributable to its making or maintaining of any Eurodollar Loans hereunder or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Eurodollar Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any
              Note in respect of any of such Eurodollar Loans (other than taxes described as excluded under Section 4.06(a)); or (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of such Lender, or the Commitment or Loans of such Lender or the Eurodollar interbank market; or (iii) imposes any other condition affecting this Agreement or any Note (or any of such extensions of credit or liabilities) or such Lender's Commitment or Loans. Each Lender will notify the Agent and the Borrower of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable opinion of such Lender, be disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the United States. If any Lender requests compensation from the Borrower under this Section 5.01(a), the Borrower may, by notice to such Lender, suspend the obligation of such Lender to make additional Loans of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request cease to be in effect (in which case the provisions of Section 5.04 shall be applicable).

                     (b) Regulatory Change. Without limiting the effect of the
              provisions of Section 5.01(a), in the event that, by reason of any Regulatory Change or any other circumstances arising after the Closing Date affecting such Lender, the Eurodollar interbank market or such Lender's position in such market, any Lender either
              (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Borrower, the obligation of such Lender to make additional Eurodollar Loans shall be suspended until such Regulatory Change or other circumstances cease to be in effect (in which case the provisions of Section 5.04 shall be applicable).

                     (c) Capital Adequacy. Without limiting the effect of the
              foregoing provisions of this Section 5.01 (but without duplication), the Borrower shall pay directly to any Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender or its parent or holding company for any costs which it determines are attributable to the maintenance by such Lender or its parent or holding company (or any Applicable Lending Office), pursuant to any Governmental Requirement resulting from any Regulatory Change, of capital in respect of its Commitment, its Note or its Loans, such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender or its parent or holding company (or any Applicable Lending Office) to a level below that which such Lender or its parent or holding company (or any Applicable Lending Office) could have achieved but for such Regulatory Change. Such Lender will notify the Borrower that it is entitled to compensation pursuant to this Section 5.01(c) as promptly as practicable after it determines to request such compensation.

                     (d) Compensation Procedure. Any Lender notifying the
              Borrower of the incurrence of additional costs under this Section
              5.01 shall in such notice to the Borrower and the Agent set forth in reasonable detail the basis and amount of its request for compensation. Determinations and allocations by each Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a) or (b), or of the effect of capital maintained pursuant to Section 5.01(c), on its costs or rate of return of maintaining Loans or its obligation to make Loans or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive and binding for all purposes, provided that such determinations and allocations are made on a reasonable basis. Any request for additional compensation under this Section
              5.01 shall be paid by the Borrower within thirty (30) days of the receipt by the Borrower of the notice described in this Section 5.01(d).

              Section 5.02 Limitation on Eurodollar Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Rate for any Interest Period:

                     (a) the Agent determines (which determination shall be
              conclusive, absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.02 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

                     (b) the Agent determines (which determination shall be
              conclusive, absent manifest error) that the relevant rates of interest referred to in the definition of "Eurodollar Rate" in
              Section 1.02 upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not sufficient to adequately cover the cost to the Lenders of making or maintaining Eurodollar Loans;

then the Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans.

              Section 5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 shall be applicable).

              Section 5.04 Base Rate Loans Pursuant to Sections 5.01, 5.02 and
5.03. If the obligation of any Lender to make Eurodollar Loans shall be suspended pursuant to Sections 5.01, 5.02 or 5.03 ("Affected Loans"), all Affected Loans which would otherwise be made by such Lender shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.01(b) or Section 5.03 has occurred and such Lender so requests by notice to the Borrower, all Affected Loans of such Lender then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans.

              Section 5.05 Compensation. The Borrower shall pay to each Lender within thirty (30) days of receipt of written request of such Lender (which request shall set forth, in reasonable detail, the basis for requesting such amounts and which shall be conclusive and binding for all purposes provided that such determinations are made on a reasonable basis), such amount or amounts as shall compensate it for any loss, cost, expense or liability which such Lender determines are attributable to:

                     (a) any payment, prepayment or conversion of a Eurodollar
              Loan properly made in accordance herewith by such Lender or the Borrower for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.02) on a date other than the last day of the Interest Period for such Loan; or

                     (b) any failure by the Borrower for any reason (including
              but not limited to, the failure of any of the conditions precedent specified in Article VI to be satisfied) to borrow, continue or convert a Eurodollar Loan from such Lender on the date for such borrowing, continuation or conversion specified in the relevant notice given pursuant to Section 2.02(c).

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

              Section 5.06 Replacement Lenders.

                     (a) If any Lender has notified the Borrower and the Agent
              of its incurring additional costs under Section 5.01 hereof or has required the Borrower to make payments for Taxes under Section
              4.06 hereof, then the Borrower may, unless such Lender has notified the Borrower and the Agent that the circumstances giving rise to such notice no longer apply, terminate, in whole but not in part, the Commitment of any Lender (other than the Agent) (the "Terminated Lender") at any time upon five (5) Business Days' prior written notice to the Terminated Lender and the Agent (such notice referred to herein as a "Notice of Termination").

                     (b) In order to effect the termination of the Commitment of the Terminated Lender, the Borrower shall: (i) obtain an agreement with one or more Lenders to increase their Commitment or Commitments and/or (ii) request any one or more other banking institutions to become parties to this Agreement in place and instead of such Terminated Lender and agree to accept a Commitment or Commitments; provided, however, that such one or more other banking institutions are reasonably acceptable to the Agent and become parties by executing an Assignment (the Lenders or other banking institutions that agree to accept in whole or in part the Commitment of the Terminated Lender being referred to herein as the "Replacement Lenders"), such that the aggregate increased and/or accepted Commitments of the Replacement Lenders under clauses (i) and (ii) above equal the Commitment of the Terminated Lender.

                     (c) The Notice of Termination shall include the name of the
              Terminated Lender, the date the termination will occur (the "Termination Date"), and the Replacement Lender or Replacement Lenders to which the Terminated Lender will assign its Commitment and, if there will be more than one Replacement Lender, the portion of the Terminated Lender's Commitment to be assigned to each Replacement Lender.

                     (d) On the Termination Date, (i) the Terminated Lender
              shall by execution and delivery of an Assignment assign its Commitment to the Replacement Lender or Replacement Lenders (pro rata, if there is more than one Replacement Lender, in proportion to the portion of the Terminated Lender's Commitment to be assigned to each Replacement Lender) indicated in the Notice of Termination and shall assign to the Replacement Lender or Replacement Lenders each of its Loans (if any) then outstanding,
              (ii) the Terminated Lender shall endorse its Note, payable without recourse, representation or warranty to the order of the Replacement Lender or Replacement Lenders (pro rata as aforesaid),
              (iii) the Replacement Lender or Replacement Lenders shall purchase the Note held by the Terminated Lender (pro rata as aforesaid) at a price equal to the unpaid principal amount thereof plus interest and facility and other fees accrued and unpaid to the Termination Date, and (iv) the Replacement Lender or Replacement Lenders will thereupon (pro rata as aforesaid) succeed to and be substituted in all respects for the Terminated Lender with like effect as if becoming a Lender pursuant to the terms of Section 12.06(b), and the Terminated Lender will have the rights and benefits of an assignor under Section 12.06(b). To the extent not in conflict, the terms of Section 12.06(b) shall supplement the provisions of this Section 5.06(d). For each assignment made under this Section 5.06, the Replacement Lender shall pay to the Agent the processing fee provided for in Section 12.06(b). The Borrower will be responsible for the payment of any breakage costs associated with termination of the Terminated Lender, as set forth in Section 5.05.

                                   ARTICLE 6

                              CONDITIONS PRECEDENT

              Section 6.01 Initial Funding.

              The obligation of the Lenders to make the Initial Funding (which shall include the rearrangement of the principal balance on the Prior Notes) is subject to the receipt by the Agent and the Lenders of all fees payable pursuant to Section 2.04 on or before the Closing Date and the receipt by the Agent of the following documents and satisfaction of the other conditions provided in this Section 6.01, each of which shall be satisfactory to the Agent in form and substance:

                     (a) A certificate of the Secretary or an Assistant
              Secretary of each of Brigham Exploration, the General Partner and the manager of each other Guarantor setting forth (i) resolutions of its board of directors with respect to its authorization to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents,
              (ii) the officers (y) who are authorized to sign the Loan Documents to which it is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of its authorized officers, and (iv) its articles or certificate of incorporation and bylaws or operating agreement, certified as being true and complete. The Agent and the Lenders may conclusively rely on such certificate until the Agent receives notice in writing from the Borrower to the contrary.

                     (b) Certificates of the appropriate state agencies with
              respect to the existence, qualification and good standing of the Borrower and the Guarantors.

                     (c) A compliance certificate which shall be substantially
              in the form of Exhibit C-1, duly and properly executed by a Responsible Officer and dated as of the Closing Date.

                     (d) The Notes, duly completed and executed.

                     (e) The Loan Documents described on Exhibit D, duly
              completed and executed in sufficient number of counterparts for recording, if necessary, including the SCI Assignment, the New Mortgage and the Standard Mortgage.

                     (f) Execution and delivery of amendments to the
              Subordinated Debt documents and the Subordination Agreement, including the ratification of this transaction by the holders of the Subordinated Debt.

                     (g) An opinion of Thompson & Knight LLP, special counsel to the Borrower and the Guarantors in form reasonably satisfactory to the Agent.

                     (h) A certificate of insurance coverage of the Borrower
              evidencing that the Borrower is carrying insurance in accordance with Section 7.19 hereof.

                     (i) The Agent shall be reasonably satisfied with the
              environmental condition of the Mortgaged Properties.

                     (j) Appropriate UCC search certificates reflecting no prior liens or security interests.

                     (k) Borrower shall have submitted to the Lenders the
              projections of the Borrower reflecting projected Proved Reserves, based upon the Borrower's various categories of reserves and on the initial CAPEX Plan, which projections shall be satisfactory in form and substance to the SCI Lenders.

                     (l) Borrower shall have submitted to the Lenders the
              initial CAPEX Plan, which CAPEX Plan shall be satisfactory in form and substance to the SCI Lenders.

                     (m) Borrower shall have submitted to the Lenders the
              Hedging Agreements described on Schedule 7.20, which Hedging Agreements shall be satisfactory in form and substance to the Majority Lenders.

                     (n) Execution and delivery of the Agent's Fee Letter, the
              SCI Fee Letter and the Soc-Gen Fee Letter.

                     (o) Such other documents as the Agent or any Lender or
              special counsel to the Agent may reasonably request.

Notwithstanding the foregoing, the Borrower will deliver within thirty (30) days after the Closing Date (i) the supplementary opinion to the opinion described in 6.01(g) above, (ii) this Agreement executed by Brigham Holdings I, LLC, (iii) the First Amendment to Guaranty Agreement executed by Brigham Holdings I, LLC,
(iv) the Second Amendment to Security Agreement executed by Brigham Holdings I, LLC, (v) this Agreement executed by Brigham Holdings II, LLC, (vi) the First Amendment to Guaranty Agreement executed by Brigham Holdings II, LLC, (vii) the Second Amendment to Security Agreement executed by Brigham Holdings II, LLC and
(viii) evidence that all other actions necessary, or in the opinion of Agent, desirable to perfect and protect the security interests and liens granted thereby have been taken. Failure to deliver the documents described above shall constitute an "Event of Default" under this Agreement.

              Section 6.02 Initial, Subsequent Loans. The obligation of the Lenders to purchase the Prior Notes and make Loans to the Borrower upon the occasion of each borrowing hereunder (including the Initial Funding) is subject to the further conditions precedent that, as of the date of such Loans and after giving effect thereto:

                     (a) no Default shall have occurred and be continuing;

                     (b) no Material Adverse Effect shall have occurred and be
              continuing; and

                     (c) the representations and warranties made by the Borrower in Article VII and in the Loan Documents or by any Guarantor in any other Loan Document shall be true in all material respects on and as of the date of the making of such Loans with the same force and effect as if made on and as of such date and following such new borrowing, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders may expressly consent in writing to the contrary.

              Each request for a borrowing by the Borrower hereunder shall constitute a certification by the Borrower to the effect set forth in Section 6.02(c) (as of the date of such notice and, unless the Borrower otherwise notifies the Agent prior to the date of and immediately following such borrowing).

              Section 6.03 Conditions Precedent for the Benefit of Lenders. All conditions precedent to the obligations of the Lenders to make any Loan are imposed hereby solely for the benefit of the Lenders, and no other Person may require satisfaction of any such condition precedent or be entitled to assume that the Lenders will refuse to make any Loan in the absence of strict compliance with such conditions precedent.

              Section 6.04 No Waiver. No waiver of any condition precedent shall preclude the Agent or the Lenders from requiring such condition to be met prior to making any subsequent Loan or preclude the Lenders from thereafter declaring that a subsequent failure of the Borrower to satisfy such condition precedent constitutes a Default.

                                   ARTICLE 7

                         REPRESENTATIONS AND WARRANTIES

              The Borrower represents and warrants to the Agent and the Lenders that (each representation and warranty herein is given as of the Closing Date and shall be deemed repeated and reaffirmed on the dates of each borrowing as provided in Section 6.02):

              Section 7.01 Corporate Existence. The Borrower: (i) is a limited partnership duly organized, legally existing and in good standing under the laws of the jurisdiction of its formation; (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

              Section 7.02 Financial Condition. The audited consolidated balance sheet of Brigham Exploration and its Consolidated Subsidiaries as at December 31, 1998 and the related consolidated statement of income, stockholders' equity and cash flow of Brigham Exploration and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Price Waterhouse heretofore furnished to each of the Lenders and the unaudited consolidated balance sheet of Brigham Exploration and its Consolidated Subsidiaries as at September 30, 1999, and their related consolidated statements of income, stockholders' equity and cash flow of Brigham Exploration and its Consolidated Subsidiaries for the nine-month period ended on such date heretofore furnished to the Agent, are complete and correct and fairly present the consolidated financial condition of Brigham Exploration and its Consolidated Subsidiaries as at said dates and the results of its operations for the fiscal year and the nine-month period on said dates, all in accordance with GAAP, as applied on a consistent basis (subject, in the case of the interim financial statements, to normal year-end adjustments). Neither Brigham Exploration nor any Consolidated Subsidiary has on the Closing Date any material Debt, Trade Payables, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements or in
Schedule 7.02. Since December 31, 1998, there has been no change or event having a Material Adverse Effect, except as disclosed to the Lenders in writing. Since the date of the Financial Statements, neither the business nor the Properties of Brigham Exploration Consolidated Subsidiaries, taken as a whole, have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy.

              Section 7.03 Litigation. Except as disclosed to the Lenders in
Schedule 7.03 hereto, at the Closing Date there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Borrower threatened against or affecting the Borrower or any Subsidiary which both (a) involves the possibility of any judgment or liability against the Borrower or any Subsidiary not fully covered by insurance (except for normal deductibles), and (b) would be more likely than not to have a Material Adverse Effect.

              Section 7.04 No Breach. Neither the execution and delivery of the Loan Documents, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the Closing Date under, the Partnership Agreement, the respective charter or by-laws of any Subsidiary or any Governmental Requirement or any material agreement or instrument to which the Borrower or any Subsidiary is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the material revenues or assets of the Borrower or any Subsidiary pursuant to the terms of any such agreement or instrument other than the Liens created by the Loan Documents.

              Section 7.05 Authority. The Borrower and each Subsidiary has all necessary power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party; and the execution, delivery and performance by the Borrower and each Subsidiary of the Loan Documents to which it is a party, have been duly authorized by all necessary action on its part; and the Loan Documents constitute the legal, valid and binding obligations of the Borrower and each Subsidiary, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors' rights generally or by general principles of equity.

              Section 7.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Borrower or any Subsidiary of the Loan Documents or for the validity or enforceability thereof.

              Section 7.07 Use of Loans. Subject to the terms and conditions elsewhere herein, the proceeds of the Loans (other than those representing the purchase price for the outstanding indebtedness under the Prior Credit Agreement), shall be used to pay payables, provide additional drilling capital and for general working capital purposes. In no event shall the proceeds of the Loans be used to finance in whole or in part any hostile acquisition. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation G, U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to buy or carry any margin stock.

              Section 7.08 ERISA.

                     (a) The Borrower and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

                     (b) Each Plan is, and has been, maintained in substantial
              compliance with ERISA and, where applicable, the Code.

                     (c) No act, omission or transaction has occurred which
              could result in imposition on the Borrower or any ERISA Affiliate (whether directly or indirectly) of an amount of $100,000 or more as (i) either a civil penalty assessed pursuant to section 502(c),
              (i) or (1) of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

                     (d) No Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated since September 2, 1974. No liability to the PBGC in excess of $100,000 (other than for the payment of current premiums which are not past due) by the Borrower or any ERISA Affiliate has been or is expected by the Borrower or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred which could reasonably be expected to result in liabilities of $100,000 or more.

                     (e) Full payment when due has been made of all amounts
              which the Borrower or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan, and no accumulated funding deficiency in an amount of $100,000 or more (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

                     (f) The actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of the Borrower's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities by $100,000 or more. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

                     (g) None of the Borrower or any ERISA Affiliate sponsors,
              maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the Borrower or any ERISA Affiliate in its sole discretion at any time without any material liability.

                     (h) None of the Borrower or any ERISA Affiliate sponsors,
              maintains or contributes to, or has at any time in the preceding six calendar years, sponsored, maintained or contributed to, any Multiemployer Plan.

                     (i) None of the Borrower or any ERISA Affiliate is required to provide security under section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

              Section 7.09 Taxes. Except as set out in Schedule 7.09, the Borrower has filed all United States Federal income tax returns and all other tax returns which are required to be filed by it and has paid all material taxes due pursuant to such returns or pursuant to any assessment received by the Borrower, except for any taxes which are being contested in good faith and by proper proceedings and against which adequate reserves are being maintained. The charges, accruals and reserves on the books of the Borrower in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate. No tax lien has been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such tax, fee or other charge, except for any taxes, fees or other charges which are being contested in good faith and by proper proceedings and against which adequate reserves are being maintained.

              Section 7.10 Titles, etc.

                     (a) Subject to the matters set out in Schedule 7.10, each
              of the Borrower and the Subsidiaries has good and defensible title to (i) the Oil and Gas Properties that are both evaluated (A) in the most recently delivered Reserve Report and (B) described in a Standard Mortgage, free and clear of all Liens except Liens permitted by Section 9.02, and (ii) to the best of Borrower's knowledge, the balance of Borrower's material (individually or in the aggregate) Oil and Gas Properties (and/or those of the Subsidiaries) that are described in any other Mortgage or that are otherwise evaluated in the most recently delivered Reserve

              Report, free and clear (to the best of Borrower's knowledge) of all Liens except Liens permitted by Section 9.02. Except for immaterial divergences, after giving full effect to the Excepted Liens and the matters set forth in Schedule 7.10, the Borrower owns the net interests in production attributable to the Hydrocarbon Interests that are both (A) evaluated in the most recently delivered Reserve Report and (b) reflected in a Standard Mortgage, and the ownership of such Hydrocarbon Interests shall not in any material respect obligate the Borrower to bear the costs and expenses relating to the maintenance, development and operations of each such Hydrocarbon Interest in an amount in excess of the working interest of such Hydrocarbon Interest set forth in a Standard Mortgage (without a corresponding increase in net revenue interest). The Borrower does not believe, based upon information in its possession, that its most recently delivered Reserve Report materially overstates its oil and gas reserves, bearing in mind that reserves are evaluated based upon estimates and assumptions with respect to which reasonable minds of competent reserve engineers may differ.

                     (b) All leases and agreements necessary for the conduct of the business of the Borrower and the Subsidiaries are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of the Borrower and the Subsidiaries.

                     (c) The Properties presently owned, leased or licensed by
              the Borrower and the Subsidiaries, including, without limitation, all easements and rights of way, include all Properties necessary to permit the Borrower and the Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

                     (d) All of the Properties of the Borrower and the
              Subsidiaries which are reasonably necessary for the operation of their business are in good working condition in all material respects and are maintained in accordance with prudent business standards.

              Section 7.11 No Material Misstatements. Taken as a whole, the written information, statements, exhibits, certificates, documents and reports furnished to the Agent and the Lenders (or any of them) by the Borrower or any Guarantor in connection with the negotiation of this Agreement do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading in the light of the circumstances in which made and with respect to the Borrower or any Guarantor. As of the Closing Date, there is no fact peculiar to the Borrower or Guarantor which has a Material Adverse Effect or in the future is reasonably likely to have (so far as the Borrower can now foresee) a Material Adverse Effect and which has not been set forth in this Agreement or the other documents, certificates and statements furnished to the Agent by or on behalf of the Borrower or any Guarantor prior to, or on, the Closing Date in connection with the transactions contemplated hereby.

              Section 7.12 Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

              Section 7.13 Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

              Section 7.14 Subsidiaries. Except as set forth on Schedule 7.14 or as allowed by Section 9.16, the Borrower has no Subsidiaries.

              Section 7.15 Location of Business and Offices. As of the Closing Date, the Borrower's principal place of business and chief executive offices are located at the address stated on the signature page of this Agreement. The principal place of business and chief executive office of each Subsidiary are located at the addresses stated on Schedule 7.14.

              Section 7.16 Defaults. The Borrower is not in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which the Borrower is a party or by which the Borrower is bound which default would have a Material Adverse Effect. Brigham Exploration is not in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument related to the Subordinated Debt. No Default hereunder or under the Subordinated Debt has occurred and is continuing or will result from the execution, delivery and performance of this Agreement and the other Loan Documents.

              Section 7.17 Environmental Matters. Except as provided in Schedule
7.17 or for matters which are more likely than not to not to have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions is more likely than not to not have a Material Adverse Effect):

                     (a) Neither any Property of Brigham Exploration or any of
              its Subsidiaries nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws;

                     (b) Without limitation of clause (a) above, no Property of
              Brigham Exploration or any of its Subsidiaries nor the operations currently conducted thereon or, to the best knowledge of the Borrower, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws;

                     (c) All notices, permits, licenses or similar
              authorizations, if any, required to be obtained or filed by the Borrower or any of its Subsidiaries in connection with the operation or use of any and all Property of Brigham Exploration and each of its Subsidiaries, including without limitation present, or to the best of Borrower's knowledge, past treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and Brigham Exploration and each Subsidiary thereof are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

                     (d) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of Brigham Exploration and each of its Subsidiaries have in the past, during Borrower's tenure of ownership and to the best of Borrower's knowledge, prior thereto, been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of the Borrower, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

                     (e) The Borrower has taken all steps reasonably necessary
              to determine and has determined that no hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of Brigham Exploration or any of its Subsidiaries except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment;

                     (f) To the extent applicable, all Property of Brigham
              Exploration and each of its Subsidiaries currently satisfies all design, operation, and equipment requirements imposed by the OPA or scheduled as of the Closing Date to be imposed by OPA during the term of this Agreement, and the Borrower does not have any reason to believe that such Property, to the extent subject to OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement; and

                     (g) Neither Brigham Exploration nor any of its Subsidiaries
              has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

              Section 7.18 Compliance with the Law. Neither the Borrower nor any Subsidiary has violated any Governmental Requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse

Effect. Except for such acts or failures to act as would not have a Material Adverse Effect, the Oil and Gas Properties (and properties unitized therewith) have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties; specifically in this connection, but subject to the Material Adverse Effect qualification set forth above, (i) after the Closing Date, no Oil and Gas Property is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the Closing Date and (ii) none of the wells comprising a part of the Oil and Gas Properties (or properties unitized therewith) are deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Oil and Gas Properties (or in the case of wells located on properties unitized therewith, such unitized properties).

              Section 7.19 Insurance. Schedule 7.19 attached hereto contains an accurate and complete description of all material policies of fire, liability, workmen's compensation and other forms of insurance owned or held by the Borrower and each Subsidiary as of the Closing Date. Schedule 7.19 shall be updated by the Borrower as appropriate from time to time and the representations in this Section 7.19 shall apply to such updated Schedules. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which the Borrower or any Subsidiary is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Borrower and each Subsidiary; will remain in full force and effect through the respective dates set forth in Schedule 7.19 without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. Schedule 7.19 identifies all material risks, if any, which the General Partner of the Borrower, the Subsidiaries and their respective Board of Directors or officers have designated as being self insured. Neither the Borrower nor any Subsidiary has been refused any insurance with respect to its assets or operations, nor has its coverage been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three years.

              Section 7.20 Hedging Agreements. Schedule 7.20 sets forth, as of the Closing Date, a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counterparty to each such agreement.

              Section 7.21 Restriction on Liens. Neither the Borrower nor any Subsidiary is a party to or subject to any agreement or arrangement (other than the Loan Documents, the documents described in Section 4.01(a) through (d) of the Indenture, the Indenture, and any other documents permitted under Section 9.02(f)), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to other Persons on or in respect of their respective assets or Properties.

              Section 7.22 Material Agreements. Set forth on Schedule 7.22 hereto is a complete and correct list of all material agreements, leases, indentures, purchase agreements, obligations in respect of letters of credit, guarantees, joint venture agreements, and other instruments in effect or to be in effect as of the Closing Date (other than Hedging Agreements) providing for, evidencing, securing or otherwise relating to any material Debt of the Borrower or any Subsidiary, and all obligations of the Borrower or any Subsidiary to issuers of surety or appeal bonds (excluding operator's bonds, plugging and abandonment bonds, and similar surety obligations obtained in the ordinary course of business) issued for account of the Borrower or any such Subsidiary, and such list correctly sets forth the names of the debtor or lessee and creditor or lessor with respect to the Debt or lease obligations outstanding or to be outstanding and the property subject to any Lien securing such Debt or lease obligation.

              Section 7.23 Gas Imbalances. As of the Closing Date, except as set forth in the most recent Reserve Report furnished to Agent or on Schedule 7.23 or on the most recent certificate delivered pursuant to Section 8.07(b), on a net basis there are no gas imbalances, take or pay or other prepayments with respect to the Borrower's or any Subsidiary's Hydrocarbon Interests which would require the Borrower or such Subsidiary to deliver five percent (5%) or more of the monthly production from the Borrower's and its Subsidiaries' Hydrocarbons produced on a monthly basis from the Hydrocarbon Interests, at some future time without then or thereafter receiving full payment therefor.

              Section 7.24 Partnership Agreement. The Partnership Agreement has not been terminated, is in full force and effect as of the date hereof and no default has occurred and is in continuance thereunder which would have a Material Adverse Effect.

              Section 7.25 Prior Notes and Related Documents.

                     (a) The aggregate principal balance outstanding on the
              Prior Notes as of the Closing Date plus all accrued interest on the Prior Notes as of the Closing Date is $56,391,703.13.

                     (b) The Borrower has not assigned its rights or obligations under the Prior Notes or the Prior Credit Agreement.

                                   ARTICLE 8

                              AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of all Indebtedness hereunder, all interest thereon and all other amounts payable by the Borrower hereunder:

         Section 8.01 Financial Statements and Other Reports. The Borrower shall deliver, or shall cause to be delivered, to the Agent with sufficient copies of each for the Lenders:

              (a) Annual Financial Statements. As soon as available and in any event within 90 days after the end of each fiscal year of Brigham Exploration, the audited consolidated statements of income, stockholders' equity, changes in financial position and cash flow of Brigham Exploration and its Consolidated Subsidiaries for such fiscal year, and the related consolidated and unaudited consolidating balance sheets of Brigham Exploration and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related opinion of independent public accountants of recognized national standing acceptable to the Agent which opinion shall state that said financial statements fairly present the consolidated financial condition and results of operations of Brigham Exploration and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception.

              (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the end of each of the first three fiscal quarterly periods of each fiscal year of Brigham Exploration, consolidated statements of income, stockholders' equity, changes in financial position and cash flow of Brigham Exploration and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidated financial condition and results of operations of Brigham Exploration and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

              (c) Monthly Financial Statements. As soon as available and in any event within thirty (30) days after the end of each calendar month that is not also the end of one of Brigham Exploration's first three fiscal quarterly periods or of Brigham Exploration's fiscal year, consolidated statements of income and changes in financial position of Brigham Exploration and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets as at the end of such period and, beginning March 31, 2000, statements setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that such financial statements fairly present the consolidated financial condition and results of operations of Brigham Exploration and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

              (d) Notice of Default. Promptly after the Borrower knows that any Default or any Material Adverse Effect has occurred, a notice of such Default or Material Adverse Effect, describing the same in reasonable detail and the action the Borrower proposes to take with respect thereto.

              (e) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other report or letter (excluding routine correspondence) submitted to the Borrower or Brigham Exploration by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or Brigham Exploration, and a copy of any response by the Borrower or Brigham Exploration to such letter or report.

              (f) SEC Filings, Etc. Promptly, upon its becoming available, each financial statement, report, notice or proxy statement sent by Brigham Exploration to stockholders generally and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Brigham Exploration with or received by Brigham Exploration in connection therewith from any securities exchange or the SEC or any successor agency.

              (g) Notices Under Other Loan Agreements. Promptly after the furnishing thereof, copies of any statement, report or notice furnished to any Person pursuant to the terms of any indenture, loan or credit or other similar agreement including, but not limited to, any statement, report or notice furnished to any Person pursuant to the Subordinated Debt, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this
         Section 8.01.

              (h) Other Matters. Subject to any applicable restrictions on disclosure, from time to time such other information regarding the business, affairs or financial condition of the Borrower or Brigham Exploration (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Agent may reasonably request.

              (i) Annual Budgets. On or before January 31 of each year, a one-year financial projection for Brigham Exploration and its Subsidiaries in form acceptable to the Agent, which projection shall include revenues, expenses and capital expenditures.

              (j) Monthly Operating Statements. As soon as available and in any event within 30 days after the end of each month, monthly operating statements of the Borrower including, without limitation, production reports and general and administrative cost summaries by lease for its Oil and Gas Properties, which reports shall include quantities or volume of production, revenue, realized product prices, taxes, capital expenditures by category and lease operating costs which have accrued to the Borrower's accounts in such period, and such other information with respect thereto as the Agent may require.

              (k) Weekly Cash Budgets. During the period from the Closing Date through the Covenant Release Date, the Borrower will cause Brigham Exploration to deliver weekly cash budgets reasonably satisfactory to the Agent and each Lender and weekly cash flow statements reasonably satisfactory to the Agent and each Lender based on such form, with variance analysis to budget (including accounts receivables and accounts payables reporting) not later than the Friday following the week to which such budgets and statements relate.

              (l) CAPEX Plans. A CAPEX Plan, delivered simultaneously with each of the Reserve Reports to be delivered in March and September of each year; the first such CAPEX Plan, to be submitted on the Closing Date, shall be for the twelve month period beginning January 1, 2000, and ending December 31, 2000, and each subsequent CAPEX Plan shall cover the next succeeding twelve-month period. No such CAPEX Plan shall include a blended risk profile that deviates materially from the risk profile of the CAPEX Plan submitted on the Closing Date without the consent of the SCI Lenders.

The Borrower will furnish to the Agent, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate substantially in the form of Exhibit C-2 hereto executed by a Responsible Officer (i) certifying as to the matters set forth therein and stating that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail), (ii) setting forth in reasonable detail the computations necessary to determine whether Brigham Exploration is in compliance with Sections 5.2(q), (r) and (s) of its Guaranty Agreement as of the end of the respective fiscal quarter or fiscal year, and
(iii) certifying that said financial statements fairly present the consolidated and consolidating financial condition and consolidated results of operations in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

         Section 8.02 Litigation. The Borrower shall promptly give to the Agent notice of: (i) all legal or arbitral proceedings, and of all proceedings before any Governmental Authority involving the Borrower or any Guarantor, except proceedings which, if adversely determined within any reasonable range of loss, would not have a Material Adverse Effect, and (ii) of any material litigation or material proceeding against the Borrower or any Guarantor in which the amount involved is not covered in full by insurance (subject to normal and customary deductibles), or in which injunctive or similar relief is sought. The Borrower will, and will cause each of the Guarantors to, promptly notify the Agent and each of the Lenders of any claim, judgment, Lien or other encumbrance affecting any Property of the Borrower or any Guarantor if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $1,000,000.

         Section 8.03 Maintenance, Etc.

              (a) The Borrower shall and shall cause each Subsidiary to: preserve and maintain its corporate existence and all of its material rights, privileges and franchises; keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; comply with all Governmental Requirements if failure to comply with such requirements will have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; upon reasonable notice, permit representatives of the Agent or any Lender (accompanied by the Agent), during normal business hours, to examine, copy and make extracts from its financial books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Agent (as the case may be); and keep, or cause to be kept, insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry such other insurance as is usually carried by such Persons including, without limitation, environmental risk insurance to the extent reasonably available.

              (b) Contemporaneously with the delivery of the financial statements required by Section 8.01(a) to be delivered for each year, the Borrower will furnish or cause to be furnished to the Agent and the Lenders a certificate of insurance coverage from the insurer in form and substance satisfactory to the Agent and, if requested by the Agent, will furnish the Agent and the Lenders copies of the applicable policies.

              (c) The Borrower will and will cause each Subsidiary to operate its Oil and Gas Properties or cause such Oil and Gas Properties to be operated in a good and workmanlike manner in accordance with the practices of the industry and in compliance in all material respects with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements.

              (d) The Borrower will and will cause each Subsidiary to, at its own expense, do or cause to be done (to the extent it has the power to do so) all things reasonably necessary to preserve and keep in good repair, working order and efficiency all of its Oil and Gas Properties and other material Properties including, without limitation, all equipment, machinery and facilities, and from time to time will make all the reasonably necessary repairs, renewals and replacements so that at all times the state and condition of its Oil and Gas Properties and other material Properties will be fully preserved and maintained, except to the extent a portion of such Properties is not capable of producing Hydrocarbons in economically reasonable amounts. The Borrower will and will cause each Subsidiary to promptly: (i) pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties, (ii) perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties,
         (iii) will and will cause each Subsidiary to do all other things necessary to keep unimpaired, except for Liens described in Section 9.02, its rights with respect to its Oil and Gas Properties and other material Properties and prevent any forfeiture thereof or a default thereunder, except to the extent a portion of such Properties is no longer capable of producing Hydrocarbons in economically reasonable amounts. The Borrower will and will cause each Subsidiary to operate its Oil and Gas Properties and other material Properties or cause or make reasonable and customary efforts to cause such Oil and Gas Properties and other material Properties to be operated in a good and workmanlike manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements. The covenants contained in this Section 8.03(d) shall not apply to insignificant Properties unless a failure of such covenant could have a Material Adverse Effect.

              (e) The Borrower will provide to the Agent from time to time upon request by the Agent the certificate of a Responsible Officer of the Borrower stating that, except as disclosed in a schedule thereto, the Borrower has not received written notice that any mechanics' liens have been filed or will be filed on the Mortgaged Properties; provided that mere receipt of an invoice for services rendered shall not constitute written notice that a mechanics' lien will be filed.

         Section 8.04 Environmental Matters.


              (a) To the extent that a reasonably prudent owner or operator would do so under the same or similar circumstances, the Borrower will and will cause each Subsidiary to establish and implement such procedures as may be reasonably necessary to periodically determine and assure that any failure of the following does not have a Material Adverse Effect: (i) all Property of the Borrower and the Subsidiaries and the operations conducted thereon and other activities of the Borrower and the Subsidiaries are in compliance with and do not violate the requirements of any Environmental Laws, (ii) no oil, hazardous substances or solid wastes are disposed of or otherwise released on o r to any Property owned by any such party except in compliance with Environmental Laws, (iii) no hazardous substance will be released on or to any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA, and (iv) no oil, oil and gas exploration and production wastes or hazardous substance is released on or to any such Property so as to pose an imminent and substantial endangerment to public health or welfare or the environment.

              (b) The Borrower will promptly notify the Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority of which the Borrower has knowledge in connection with any Environmental Laws with respect to the Property of the Borrower or any Subsidiary, excluding routine testing, compliance and corrective action.

         Section 8.05 Further Assurances. The Borrower will and will cause each Guarantor to cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Loan Documents. The Borrower at its expense will and will cause each Guarantor to promptly execute and deliver to the Agent upon request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Borrower or any Guarantor, as the case may be, in the Loan Documents, or to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in the Loan Documents, or to state more fully the security obligations set out herein or in any of the Loan Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Loan Documents, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith.

         Section 8.06 Performance of Obligations. The Borrower will pay the Notes according to the reading, tenor and effect thereof; and the Borrower will and will cause each Guarantor to do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents, at the time or times and in the manner specified.

         Section 8.07 Engineering Reports.


              (a) Not less than 15 days prior to each of the First Borrowing Base Determination Date, the First Asset Valuation Date, each Scheduled Asset Valuation Date and any Scheduled Borrowing Base Redetermination Date, the Borrower shall furnish to the Agent and the Lenders a Reserve Report. The Reserve Report furnished for the First Asset Valuation Date shall be prepared as of July 31, 2000, and the Reserve Report furnished for the First Borrowing Base Determination Date shall be prepared as of December 31, 2001. The Reserve Report furnished for the Scheduled Asset Valuation Date or Borrowing Base

         Redetermination Date to occur in March of each year shall be prepared as of the preceding December 31, and the Reserve Report furnished for the Scheduled Asset Valuation Date or the Scheduled Borrowing Base Redetermination Date to occur in September of each year shall be prepared as of the preceding June 30. The Reserve Report to be furnished in March of each year shall be prepared by certified independent petroleum engineers or other independent petroleum consultant(s) acceptable to the Agent and the Reserve Reports to be furnished in September of each year shall be prepared by or under the supervision of the chief engineer or Vice President of Operations of the Borrower who shall certify such Reserve Report to have been prepared in accordance with the procedures used in the immediately preceding March Reserve Report. At Borrower's option, the Reserve Report to be furnished in September of each year may instead consist of a report from the independent petroleum engineers referred to above on any new wells and a roll-forward by Borrower on any wells previously reported in the Reserve Report described in the immediately preceding March.

              (b) In the event of an unscheduled Borrowing Base redetermination, the Borrower shall furnish to the Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding Reserve Report. For any unscheduled Borrowing Base redetermination requested by the Lenders or the Borrower pursuant to Section 2.08(d), the Borrower shall provide such Reserve Report with an "as of" date as required by the Majority Lenders as soon as possible, but in any event no later than 30 days following the receipt of the request by the Agent on behalf of the Lenders.

              (c) With the delivery of each Reserve Report, the Borrower shall provide to the Agent and the Lenders:

                  (A) a certificate from a Responsible Officer certifying that, to the best of his knowledge and in all material respects: (i) the most recently delivered Reserve Report does not in the belief of such officer and based upon information in the Borrower's possession, materially overstate the oil and gas reserves of the Borrower and the Subsidiaries as a whole bearing in mind that reserves are evaluated based upon estimates and assumptions with respect to which reasonable minds of competent engineers may differ, (ii) except as set forth in such Reserve Report or on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments with respect to its Oil and Gas Properties evaluated in such Reserve Report which would violate Section 9.18, (iii) none of its proved Hydrocarbon Interests have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its proved Hydrocarbon Interests sold and in such detail as reasonably required by the Majority Lenders, (iv) attached to the certificate is a list of its proved Hydrocarbon Interests added to and deleted from the immediately prior Reserve Report and a list showing any change in working interest or net revenue interest in its Hydrocarbon Interests occurring, (v) at the Agent's request, attached to the certificate is a list of all Persons disbursing proceeds to the Borrower from its Oil and Gas Properties and (vi) except as set forth on a schedule attached to the certificate all of proved Hydrocarbon Interests evaluated by such Reserve Report are Mortgaged Property; and

                  (B) a certificate from a Responsible Officer certifying that, to the best of his knowledge and in all material respects (i) the representations of the Borrower in Section 7.10 are true and correct and apply to the Hydrocarbon Interests evaluated in the Reserve Report that are described in a Standard Mortgage and (ii) the Borrower has, with respect to those material Hydrocarbon Interests that are evaluated in the most recently delivered Reserve Report, but that are not covered by a Standard Mortgage, conducted overall title due diligence that, in all material respects, equals or exceeds industry standards given the applicable facts and circumstances.

         Section 8.08 Reserved.


         Section 8.09 Additional Collateral.


              (a) The Borrower will grant and will cause each of its Subsidiaries to grant to the Agent as security for the Indebtedness a perfected Lien on the Borrower's or such Subsidiary's interest in any Oil and Gas Properties that are (i) acquired after the date hereof at the cash acquisition cost to the Borrower or such Subsidiary equal to or exceeding $1,000,000, and (ii) do not constitute Proved Reserves, which Lien will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements, or other Loan Documents, all in form substantially the same as the New Mortgage (subject to such changes as are necessary as a result of, to reflect and/or to account for changes in applicable law) and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.

              (b) The Borrower will grant and will cause each of its Subsidiaries to grant to the Agent as security for the Indebtedness a first-priority Lien interest (subject only to Excepted Liens and the matters set forth on Schedule 7.10 hereto) on the Borrower's or such Subsidiary's interest in any Oil and Gas Properties identified after the Closing Date as containing Proved Reserves, which Lien will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements, or other Loan Documents, all in form substantially the same as the Standard Mortgage (subject to such changes as are necessary as a result of, to reflect and/or to account for changes in applicable law) and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.

              (c) Concurrently with the granting of the Lien or other action referred to in Section 8.09(b) above, the Borrower will provide to the Agent title information in form and substance satisfactory to the Agent in its sole discretion with respect to the Borrower's and its Subsidiaries' interests in such Oil and Gas Properties to the extent needed to cause the Agent to have received, together with title information previously delivered to the Agent, satisfactory title information on at least 90% of the value of the proved Hydrocarbon Interests evaluated by the most recent Reserve Report.

              (d) Also, promptly after the filing of any new Loan Document in any state, other than the New Mortgage and any other mortgage filed pursuant to subsection (a) of this Section 8.09 or any other mortgage substantially in the form of the New Mortgage, upon the reasonable request of the Agent, the Borrower will provide to the Agent an opinion addressed to the Agent for the benefit of the Lenders in form and substance reasonably satisfactory to the Agent in its sole discretion from counsel acceptable to Agent, stating that such Loan Document is valid, binding and enforceable in accordance with its terms and in legally sufficient form for such jurisdiction.

         Section 8.10 ERISA Information and Compliance. The Borrower will promptly furnish and will cause any ERISA Affiliate to promptly furnish to the Agent with sufficient copies to the Lenders (i) if requested by the Agent promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan or any trust created thereunder, (ii) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by a Responsible Officer specifying the nature thereof, what action the Borrower or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and
(iii) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer Plan), the Borrower will, and will cause each ERISA Affiliate to, (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

         Section 8.11 Subsidiary Security. Should the Borrower create or acquire any Subsidiary pursuant to Section 9.16 hereof it will promptly grant to the Agent for the benefit of the Lenders a security interest and pledge of all the capital stock of such Subsidiary in form and substance satisfactory to the Agent and the Borrower will cause such Subsidiary to enter into a guaranty of the Indebtedness in form and substance satisfactory to the Agent. The delivery of such security and guaranty shall be accompanied by such back up corporate authority and opinions of counsel as the Agent may reasonably request.

         Section 8.12 Payment of Trade Payables. The Borrower will pay and cause all of its Subsidiaries to pay all of their Trade Payables now or hereafter incurred within 60 days of the date the invoice is received by Borrower, unless subject to legal offset or unless being contested in good faith by appropriate proceedings and reserves adequate under GAAP shall have been established therefor.

         Section 8.13 Target Asset Value. On the First Asset Valuation Date and on each Scheduled Asset Valuation Date thereafter, the Borrower and its Subsidiaries shall have Proved Reserves with a value (the "Target Asset Value") that would, if a Borrowing Base were set in accordance with the parameters and procedures set out in Section 2.08 hereof, support borrowings of at least the Maximum Credit Amounts of the BMO/Soc-Gen Lenders at the time the valuation is made; such a valuation shall be made by the BMO/Soc-Gen Lenders only. In the event the Target Asset Value is less at the First Target Asset Valuation Date or at any Scheduled Asset Valuation Date than the Maximum Credit Amounts of the BMO/Soc-Gen Lenders at that time, the SCI Lenders shall have the right, but not the obligation, to purchase that portion of the Maximum Credit Amounts of the BMO/Soc-Gen Lenders that exceeds the applicable Target Asset Value (the "Deficiency Amount"); such right must be exercised within 30 days after receipt by the SCI Lenders of notice from the BMO/Soc-Gen Lenders of the Deficiency Amount, and if it is so exercised, it shall, except as otherwise provided in the next succeeding sentence, be deemed that the Borrower is, until the next succeeding Scheduled Asset Valuation Date, in compliance with this Section 8.13. If the SCI Lenders fail to exercise such right, then the Borrower shall prepay the Loans of the BMO/Soc-Gen Lenders within such same thirty day period in an aggregate principal amount equal to the Deficiency Amount. Each of the BMO/Soc-Gen Lenders and the Borrower may initiate a new calculation of the Target Asset Value once during each consecutive twelve (12) month period by specifying in writing the date on which such new calculation is to be made. In the event of an unscheduled Target Asset Value calculation, the Borrower shall furnish to the Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding Reserve Report. For any unscheduled Target Asset Value calculation, requested by the BMO/Soc-Gen Lenders or the Borrower, the Borrower shall provide such Reserve Report with an "as of" date as required by the BMO/Soc-Gen Lenders as soon as possible, but in any event no later than 30 days following the receipt of the request by the Agent on behalf of the BMO/Soc-Gen Lenders.

                                   ARTICLE 9

                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of the Indebtedness hereunder, all interest thereon and all other amounts payable by the Borrower hereunder, without the prior written consent of the Majority Lenders:

         Section 9.01 Debt. Neither the Borrower nor any Subsidiary will incur, create, assume or suffer to exist any Debt, except:

              (a) the Notes or other Indebtedness arising under the Loan Documents or any guaranty of or suretyship arrangement for the Notes or other Indebtedness arising under the Loan Documents;

              (b) Debt of the Borrower existing on the Closing Date which is reflected in the Financial Statements or is disclosed in Schedule 9.01, and any renewals or extensions (but not increases) thereof;

              (c) accounts payable for the deferred purchase price of Property or services (other than Trade Payables) from time to time incurred in the ordinary course of business which, if greater than 60 days past the date the invoice is received by Borrower, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor;

              (d) Debt owing to a Guarantor which is subordinated to the Indebtedness as provided in such Guarantor's Guaranty Agreement or owing to the Borrower.

              (e) Debt of the Borrower under capital leases (as required to be reported on the financial statements of the Borrower pursuant to GAAP) not to exceed $2,000,000;

              (f) Debt of the Borrower under Hedging Agreements made with a Person that is made (i) with a Person that is, at the time such Hedging Agreement is made, either a Lender or an Affiliate of a Lender, or (ii) with another investment grade counterparty, provided that the aggregate notional amounts under all such Hedging Agreements do not exceed 80% of Borrower's anticipated oil and/or gas production to be produced during the term of such Hedging Agreements and that such Hedging Agreements are entered into as a part of its normal business operations as a risk management strategy and/or hedge against changes resulting from market conditions related to the Borrower's and its Subsidiaries' operations;

              (g) Debt associated with bonds or surety obligations required by Governmental Requirements in connection with the operation of the Oil and Gas Properties; and

              (h) Debt of the Borrower described on Schedule 9.01(h) and such other Debt of the Borrower related to the acquisition of software and licensing rights related thereto that does not exceed $100,000 at any one time outstanding.

              (i) Guarantees of the Borrower and its Subsidiaries which have executed prior and senior guarantees of the Indebtedness in form and substance satisfactory to the Agent, of the Subordinated Debt, which Guarantees are subordinated to the Indebtedness and otherwise in form and substance satisfactory to the Agent consistent with the Subordination Agreement.

     Section 9.02 Liens. Neither the Borrower nor any Subsidiary will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

              (a) Liens securing the payment of any Indebtedness;

              (b) Excepted Liens;

              (c) Liens securing leases allowed under Section 9.01(e) but only on the Property under lease;

              (d) Liens disclosed on Schedule 9.02;

              (e) Any Permitted Encumbrances as described in the Prior Mortgages or the Mortgage;

              (f) Liens securing the Subordinated Debt or Guarantees permitted under Section 9.01(i) on Properties upon which prior Liens have been granted to secure the Indebtedness pursuant to documents in form and substance satisfactory to the Agent, provided such Liens (i) are subordinated to those in favor of the Lenders and are otherwise in form and substance satisfactory to the Agent consistent with the Subordination Agreement and (ii) do not directly or indirectly secure any Hedging Agreements; and

              (g) the Term ORRI.

         Section 9.03 Investments, Loans and Advances. Neither the Borrower nor any Subsidiary will make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

              (a) investments, loans or advances reflected in the Financial Statements or which are disclosed to the Lenders in Schedule 9.03;

              (b) accounts receivable arising in the ordinary course of business;

              (c) for the Borrower only, direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof;

              (d) for the Borrower only, commercial paper maturing within one year from the date of creation thereof rated in the highest grade by Standard & Poors Corporation or Moody's Investors Service, Inc.;

              (e) for the Borrower only, deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States, Canada, or England of any other bank or trust company which is organized under the laws of the United States, Canada or England or any state or province thereof, has capital, surplus and undivided profits aggregating at least $100,000,000.00 (as of the date of such Lender's or bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by Standard & Poors Corporation or Moody's Investors Service, Inc., respectively;

              (f) for the Borrower only, deposits in money market funds investing exclusively in investments described in Section 9.03(c), 9.03(d) or 9.03(e);

              (g) investments of the Borrower up to $100,000 in the aggregate in Quest Resources L.L.C.;

              (h) investments by the Borrower in direct or indirect (through a Subsidiary to the extent permitted by Section 9.16 below) ownership interests in additional Oil and Gas Properties and gas gathering systems gas plants, and similar assets related thereto;

              (i) investments, distributions, loans and advances by a Subsidiary to the Borrower; and

              (j) investments, distributions, loans and advances by the
         Borrower:

                    (a) to Brigham Exploration, Brigham, Inc., Brigham Holdings
               I, LLC and/or Brigham Holdings II, LLC

                         (i) to pay Federal or State taxes owing by any of them,
                    payroll and payroll related taxes and other reasonable general and administrative expenses, or consisting of forgiveness of indebtedness, and

                         (ii) so long as no Borrowing Base deficiency exists or
                    will be created thereby, no Event of Default or, with respect to Section 5.2(q), (r), (s) or (u) of the Guaranty Agreement of Brigham Exploration, Default, is in existence or will be created thereby, to enable Brigham Exploration to pay accrued and unpaid interest owing on the "Notes" (as defined in the Indenture).

                    (b) to Subsidiaries which are Guarantors.

         Section 9.04 Dividends, Distributions and Redemptions. The Borrower will not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its partners, except as permitted under Section 9.03(j)(a) above.

         Section 9.05 Sales and Leasebacks. Neither the Borrower nor any Subsidiary will enter into any arrangement, directly or indirectly, with any Person whereby the Borrower or any Subsidiary shall sell or transfer any of its Property, whether now owned or hereafter acquired, and whereby the Borrower or any Subsidiary shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which the Borrower or any Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

         Section 9.06 Nature of Business. Neither the Borrower nor any Subsidiary will allow any material change to be made in the character of its business as an independent oil and gas exploration and production company. Among other things, a transfer of a substantial portion of Borrower's seismic data and Hydrocarbon Interests which do not contain identified proved Hydrocarbon reserves (other than transfers to participants of any participation interest earned by them in the ordinary course of Borrower's business and abandonment of prospects) shall be considered a material change in Borrower's business.

         Section 9.07 Limitation on Leases. Neither the Borrower nor any Subsidiary will create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal including capital leases but excluding leases of Hydrocarbon Interests and the equipment used thereon), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and the Subsidiaries pursuant to all such leases or lease agreements to exceed $2,000,000 in any period of twelve consecutive calendar months during the life of such leases.

         Section 9.08 Mergers, Etc.. The Borrower will not and will not permit any Subsidiary to merge into or with or consolidate with any other Person or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets to any other Person unless the Borrower, Brigham Exploration or any Guarantor whose Guaranty Agreement is in full force and effect is the surviving entity and no Default exists or will be created thereby.

         Section 9.09 Proceeds of Notes. The Borrower will not permit the proceeds of the Notes to be used for any purpose other than those permitted by
Section 7.07. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulation G, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

         Section 9.10 ERISA Compliance. The Borrower will not at any time:


              (a) Engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (1) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code in excess of $100,000;

              (b) Terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could reasonably be expected to result in any liability of the Borrower or any ERISA Affiliate to the PBGC in excess of $100,000;

              (c) Fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower or any ERISA Affiliate is required to pay as contributions thereto;

              (d) Permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency in excess of $100,000 within the meaning of Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan;

              (e) Permit, or allow any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by the Borrower or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities by an amount in excess of $100,000. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA;

              (f) Contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan;

              (g) Acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower or any ERISA Affiliate if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (1) any Multiemployer Plan, or (2) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities;

              (h) Incur, or permit any ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA which the aggregate for all such liability exceeds $100,000;

              (i) Contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability; or

              (j) Amend or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Borrower or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

         Section 9.11 Sale or Discount of Receivables. Neither the Borrower nor any Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

         Section 9.12 [INTENTIONALLY OMITTED]

         Section 9.13 Sale of Oil and Gas Properties. The Borrower will not, and will not permit any Subsidiary to, sell, assign, farm-out, convey or otherwise transfer any Hydrocarbon Interests except for (i) the sale of Hydrocarbons in the ordinary course of business; and (ii) the sale or transfer of equipment that is no longer necessary for the business of the Borrower or such Subsidiary or is replaced by equipment of at least comparable value and use.

         Section 9.14 Environmental Matters. Neither the Borrower nor any Subsidiary will knowingly cause or permit any of its Property to be in violation of, or knowingly do anything or permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations would have a Material Adverse Effect.

         Section 9.15 Transactions with Affiliates. Neither the Borrower nor any Subsidiary will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate unless such transactions are otherwise not in violation of this Agreement, are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

         Section 9.16 Subsidiaries. The Borrower will not, and will not permit any Subsidiary to, create any additional Subsidiaries or make any additional investment in a Subsidiary. All Subsidiaries together at no time shall own or hold Oil and Gas Properties having proved reserves with a net discounted present value calculated in the same manner as in the most recent Reserve Report in excess of 10% of the total net discounted present value of Proved Reserves of the Borrower and its Subsidiaries as reflected in said Reserve Report (plus such Subsidiaries' proved reserves not included in such Reserve Report). No Subsidiary may enter into any agreement other than the Loan Documents which limits upstream transfer of dividends to the Borrower (other than the Indenture, the documents described in Section 4.01(a) through (d) of the Indenture, and any other documents permitted under Section 9.02(f)). No assets may be transferred to a Subsidiary which is not a Guarantor.

         Section 9.17 Negative Pledge Agreements. The Borrower will not and will not permit any Subsidiary to create, incur, assume or suffer to exist any contract, agreement or understanding (other than the Loan Documents) which in any way prohibits or restricts (i) the granting, conveying, creation or imposition of any Lien on any of its Property (other than the Indenture, the documents described in Section 4.01(a) through (d) of the Indenture, and any other documents permitted under Section 9.02 (f) or (g)) or (ii) any Subsidiary from paying dividends or making any other distribution to the Borrower or which requires the consent of or notice to other Persons in connection with any of the foregoing.

         Section 9.18 Gas Imbalances, Take-or-Pay or Other Prepayments. The Borrower will not allow gas imbalances, take-or-pay or other prepayments with respect to the Hydrocarbon Interests of the Borrower and its Subsidiaries which would require the Borrower or its Subsidiaries to deliver five percent (5%) or more of the Borrower's and its Subsidiaries' Hydrocarbons produced on a monthly basis from the Hydrocarbon Interests at some future time without then or thereafter receiving full payment therefor.

         Section 9.19 Borrower as Operator. The Borrower will not and will not permit any of the Subsidiaries to voluntarily resign as operator of more than twenty-five percent (25%) of their currently operated Oil and Gas Properties unless the new operator is acceptable to the Majority Lenders.

         Section 9.20 Quest Resources LLC. The Borrower will not, and will not permit any of its Subsidiaries to, (i) transfer any assets to Quest Resources LLC or (ii) make any investments in or loans or advances to Quest Resources LLC.

         Section 9.21 Subordinated Debt. The Borrower shall not prepay any of the Subordinated Debt except as authorized in the Amended and Restated Guaranty Agreement as of the date hereof by Brigham Exploration in favor of Agent, for the Lenders.

         Section 9.22 Restrictions While Outstanding Indebtedness Exceeds the Borrowing Base. The Borrower covenants and agrees that until the Covenant Release Date without prior written consent of the Majority Lenders:

              (a) The Borrower will not permit Net Seismic and Land Expenditures to exceed two million dollars (the NSLE Limit). Upon completion of the CAPEX Plan submitted on the Closing Date, the NSLE Limit will increase at the beginning of each succeeding quarter of a year by an amount equal to 10% of the total projected capital expenditures for such quarter. This limitation in this subsection (a)shall only be in place at any time that Indebtedness at the end of the quarter plus actual Net Seismic and Land Expenditures for such quarter divided by such quarter's EBITDA minus capitalized general and administrative expenses is greater than 16:1 (or 4:1 on an annualized basis). The two million dollar limitation and 10% of the total projected capital expenditures shall increase respectively to three million dollars and 15% at such time as Brigham Exploration has raised four million dollars in equity.

              (b) The Borrower will not permit its capital expenditures to deviate materially from the then current CAPEX Plan, with the materiality of any such deviation to be determined by the SCI Lenders in their sole but reasonable discretion.

              (c) The Borrower will not allow growth in general and administrative expenses to exceed the amount which is reasonable and necessary to retain key employees and to execute the Borrower's business plan to maximize growth in resources, net assets, cash flow and equity value.

              (d) The Borrower will not permit any new wells to be spudded for which the weekly cash budget indicates that there will be insufficient working capital to complete, after taking into account availability under this Agreement.

              (e) The Borrower will not permit RAPRV to fall below a value of
         (i) $50,000,000 as of July 31, 2000, (ii) $62,500,000 as of January 1,
         2001, and (iii) $67,500,000 as of July 31, 2001, if the Subordinated Debt does not exceed $25,000,000, or $72,500,000 as of July 31, 2001, if the Subordinated Debt does exceed $25,000,000.

                                   ARTICLE 10

                           EVENTS OF DEFAULT; REMEDIES

         Section 10.01 Events of Default. One or more of the following events shall constitute an "Event of Default":


              (a) the Borrower shall default in the payment or prepayment when due of any principal of or interest on any Loan or any fees or other amount payable by it hereunder or under any other Loan Document and such default, other than a default of a payment or prepayment of principal (which shall have no cure period), shall continue unremedied for a period of three (3) Business Days; or

              (b) the Borrower or any Guarantor shall default in the payment when due of any principal of or interest on any of its other Debt aggregating $1,000,000 or more, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; or

              (c) any representation, warranty, or certification made or deemed made herein or in any other Loan Document by the Borrower or any Guarantor, or any certificate furnished by the Borrower or any Guarantor to any Lender or the Agent pursuant to the provisions hereof or any Loan Document, shall prove to have been false or misleading as of the time made or furnished in any material and adverse respect; or

              (d) the Borrower shall default in the performance of any of its obligations under Article IX or Section 8.01(c) of this Agreement; or the Borrower shall default in the performance of any of its obligations under any other Article of the Agreement or under or any other Loan Document to which it is a party (other than the payment of amounts due which shall be governed by Section 10.01(a)) and such default shall continue unremedied for a period of thirty (30) days after notice thereof to the Borrower by the Agent or any of the Lenders (through the Agent); or

              (e) any Guarantor shall default in the performance of its obligation to pay the Liabilities (as defined therein) at maturity or, with respect to Brigham Exploration, performance of any covenant under
         Section 5.1(i) or Section 5.2 of its Guaranty Agreement; or any Guarantor shall default in the performance of any of its other obligations under its Guaranty Agreement and such default shall continue unremedied for a period of thirty (30) days after notice thereof to the Guarantor by the Agent or the any of the Lenders (through the Agent); or

              (f) the Borrower shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

              (g) the Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property,
         (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) tile a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

              (h) a proceeding or case shall be commenced, without the application or consent of the Borrower, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower of all or any substantial part of its assets, or
         (iii) similar relief in respect of the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or an order for relief against the Borrower shall be entered in an involuntary case under the Federal Bankruptcy Code; or

              (i) a judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate shall be rendered by a court against the Borrower and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Borrower shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

              (j) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in all material respects in accordance with their terms, or cease in any material respect to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower or any Guarantor shall so state in writing; or

              (k) any Guarantor discontinues its usual business or suffers to exist any material change in its ownership, control or management; or

              (l) any Guarantor takes, suffers or permits to exist any of the events or conditions referred to in paragraphs (f), (g), (h) or (i) hereof or if any guaranty agreement related thereto shall for any reason cease to be valid and binding on such Guarantor in all material respects or if such Guarantor shall so state in writing; or

              (m) Brigham Exploration ceases to own (directly or indirectly) 100% of the Borrower; or

              (n) the Borrower ceases to be the primary operating entity for Brigham Exploration and its Subsidiaries and the Borrower and its Subsidiaries cease to be the only Brigham Exploration entities owning Oil and Gas Properties.

         Section 10.02 Remedies.


              (a) At any time during the continuance of an Event of Default other than one referred to in clauses (f), (g) or (h) of Section 10.01 or in clause (m) to the extent it relates to clauses (f), (g) or (h), the Agent, upon request of the Majority Lenders, shall, by notice to the Borrower, cancel the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower. Once an acceleration has been declared pursuant to the foregoing, no subsequent cure of the Event of Default shall negate such acceleration or the rights and remedies of the Agent and the Lenders with respect thereto without the express written consent of all of the Lenders.

              (b) In the case of the occurrence of an Event of Default referred to in clauses (f), (g) or (h) of Section 10.01 or in clause (m) to the extent it relates to clauses (f), (g) or (h), the Commitments shall be automatically canceled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

              (c) All proceeds received after maturity of the Notes, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in the Loan Documents; second to accrued interest on the Notes of the BMO/Soc-Gen Lenders; third to fees of the BMO/Soc-Gen Lenders; fourth pro rata to principal outstanding on the Notes and other Indebtedness of the BMO/Soc-Gen Lenders; fifth to accrued interest on the Notes of the SCI Lenders; sixth to fees of the SCI Lenders; seventh, pro rata to principal outstanding on the Notes and other Indebtedness of the SCI Lenders and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

         Section 10.03 Production and Proceeds. Notwithstanding that, by the terms of the various Mortgages and other Loan Documents, the Borrower and any other mortgagors are and will be assigning to Agent all of the Hydrocarbons covered thereby and all of the products thereof and proceeds and revenues attributable thereto and all payments in lieu of such Hydrocarbons (in this section collectively called the "Production and Proceeds"), so long as no Default has occurred and is continuing (a) the Borrower and such mortgagors may continue to receive all such Production and Proceeds, subject, however, to the Liens created under the Mortgages and other Loan Documents, and (b) upon the Borrower's request the Agent will confirm to any purchasers of Hydrocarbons, title examiners, or other Persons that the Borrower and such mortgagors continue to have the right so to receive such Production and Proceeds until notification by the Agent of the occurrence of a Default. During the continuance of a Default, however, the Agent may exercise its rights and remedies granted under the Mortgages and the other Loan Documents, including the rights and remedies granted under the Mortgages and the other Loan Documents, including the right to obtain possession of all Production and Proceeds then held by the Borrower and such mortgagors and to receive directly from the purchasers of Hydrocarbons all other Production Proceeds. In no case shall any failure by the Agent to collect directly any such Production and Proceeds constitute in any way a release of any of its rights under the Loan Documents.

                                   ARTICLE 11

                                    THE AGENT

         Section 11.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 11.05 and the first sentence of
Section 11.06 shall include reference to its Affiliates and its and its Affiliates' officers, directors, employees, attorneys, accountants, experts and agents): (i) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of the Loan Documents be a trustee or fiduciary for any Lender; (ii) makes no representation or warranty to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness,




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legality, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or for any failure by the Borrower or any other Person (other than the Agent) to perform any of its obligations hereunder or thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower, the Subsidiaries or any other obligor or guarantor; (iii) except pursuant to Section
11.07 shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (iv) SHALL NOT BE RESPONSIBLE FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY IT HEREUNDER OR UNDER ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO OR PROVIDED FOR HEREIN OR IN CONNECTION HEREWITH INCLUDING ITS OWN ORDINARY NEGLIGENCE, EXCEPT FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The Agent may employ agents, accountants, attorneys and experts and shall not be responsible for the negligence or misconduct of any such agents, accountants, attorneys or experts selected by it in good faith or any action taken or omitted to be taken in good faith by it in accordance with the advice of such agents, accountants, attorneys or experts. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Agent. The Agent is authorized to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents.

         Section 11.02 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent.

         Section 11.03 Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of fees) unless the Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Lenders. In the event of a payment Default, the Agent shall give each Lender prompt notice of each such payment Default.

         Section 11.04 Rights as a Lender. With respect to its Commitments and the Loans made by it, BMO (and any successor BMO/Soc-Gen Lender acting as Agent) in its capacity as a BMO/Soc-Gen Lender hereunder shall have the same rights and powers hereunder as any other BMO/Soc-Gen Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. BMO (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if it were not acting as the Agent, and BMO and its Affiliates may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         Section 11.05 INDEMNIFICATION. THE LENDERS AGREE TO INDEMNIFY THE AGENT RATABLY IN ACCORDANCE WITH THEIR PERCENTAGE SHARES FOR THE INDEMNITY MATTERS AS DESCRIBED IN

SECTION 12.03 TO THE EXTENT NOT INDEMNIFIED OR REIMBURSED BY THE BORROWER UNDER
SECTION 12.03, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER UNDER SAID
SECTION 12.03 AND FOR ANY AND ALL OTHER LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF: (I) THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OTHER DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY, BUT EXCLUDING, UNLESS A DEFAULT HAS OCCURRED AND IS CONTINUING, NORMAL ADMINISTRATIVE COSTS AND EXPENSES INCIDENT TO THE PERFORMANCE OF ITS AGENCY DUTIES HEREUNDER OR (II) THE ENFORCEMENT OF ANY OF THE TERMS OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR OF ANY SUCH OTHER DOCUMENTS; WHETHER OR NOT ANY OF THE FOREGOING SPECIFIED IN THIS
SECTION 11.05 ARISES FROM THE SOLE OR CONCURRENT NEGLIGENCE OF THE AGENT, PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT THEY ARISE FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE AGENT.

         Section 11.06 Non-Reliance on Agent and other Lenders. Each Lender acknowledges and agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its decision to enter into this Agreement, and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of the Loan Documents or any other document referred to or provided for herein or to inspect the properties or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of the Agent or any of its Affiliates. In this regard, each Lender acknowledges that Weil, Gotshal & Manges LLP is acting in this transaction as special counsel to the Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each Lender will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

         Section 11.07 Action by Agent. Except for action or other matters expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall (i) receive written instructions from the Majority Lenders (or all of the Lenders as expressly required by Section 12.04) specifying the action to be taken, and (ii) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions of the Majority Lenders (or all of the Lenders as expressly required by





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Section 12.04) and any action taken or failure to act pursuant thereto by the
Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, the Agent shall take such action with respect to such Default as shall be directed by the Majority Lenders (or all of the Lenders as required by Section 12.04) in the written instructions (with indemnities) described in this
Section 11.07, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Agent be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement and the other Loan Documents or applicable law.

         Section 11.08 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the BMO/Soc-Gen Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the BMO/Soc-Gen Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent from among the BMO/Soc-Gen Lenders. Upon the acceptance of such appointment hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article XI and Section 12.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

                                   ARTICLE 12

                                  MISCELLANEOUS

         Section 12.01 Waiver. No failure on the part of the Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         Section 12.02 Notices. All notices and other communications provided for herein and in the other Loan Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Loan Documents) shall be given or made by telex, telecopy, courier or U.S. Mail or in writing and telexed, telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or in the Loan Documents or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement or in the other Loan Documents, all such communications shall be deemed to have been duly given when transmitted, if transmitted before 1:00 p.m. Houston time on a Business Day (otherwise on




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the next succeeding Business Day) by telex or telecopier and evidence or confirmation of receipt is obtained, or personally delivered or, in the case of a mailed notice, three (3) Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

         Section 12.03 Payment of Expenses, Indemnities, etc. The Borrower agrees:


              (a) whether or not the transactions hereby contemplated are consummated, to pay all reasonable expenses of the Agent and one SCI Lender in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Agent and the Lenders with respect thereto) of, and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, the Loan Documents and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel and other outside consultants for the Agent and, in the case of enforcement, the reasonable fees and disbursements of counsel for the Agent and any of the Lenders); and promptly reimburse the Agent for all amounts expended, advanced or incurred by the Agent or the Lenders to satisfy any obligation of the Borrower under this Agreement or any other Loan Document, including without limitation, all costs and expenses of foreclosure;

              (b) TO INDEMNIFY THE AGENT AND EACH LENDER AND EACH OF THEIR AFFILIATES AND EACH OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") FROM, HOLD EACH OF THEM HARMLESS AGAINST AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, THE INDEMNITY MATTERS WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY THE BORROWER OF THE PROCEEDS OF ANY OF THE LOANS, (II) THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS, (III) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND THE SUBSIDIARIES,
         (IV) THE FAILURE OF THE BORROWER OR ANY GUARANTOR TO COMPLY WITH THE TERMS OF ANY OTHER LOAN DOCUMENT OR THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (V) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS, (VI) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE LOAN DOCUMENTS OR (VII) ANY OTHER ASPECT OF THE LOAN DOCUMENTS,

         INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER REASONABLE EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM AND INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY, BUT EXCLUDING ALL INDEMNITY MATTERS ARISING SOLELY BY REASON OF CLAIMS BETWEEN THE LENDERS OR ANY LENDER AND THE AGENT OR A LENDER'S SHAREHOLDERS AGAINST THE AGENT OR LENDER OR BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF ANY INDEMNIFIED PARTY; AND

              (c) TO INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE INDEMNIFIED PARTY FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT (I) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY OF ITS PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (II) AS A RESULT OF THE BREACH OR NONCOMPLIANCE BY THE BORROWER WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER, (III) DUE TO PAST OWNERSHIP BY THE BORROWER OF ANY OF ITS PROPERTIES OR PAST ACTIVITY ON ANY OF ITS PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, RESULTS IN PRESENT LIABILITY,
         (IV) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR (V) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 12.03(C) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF THE AGENT OR ANY LENDER DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS, OR THEIR AGENTS OR REPRESENTATIVES, SHALL HAVE OBTAINED POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE).

              (d) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any



                                       73
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         settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including, without limitation, the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 12.03.

              (e) In the case of any indemnification hereunder, the Agent or Lender, as appropriate shall give notice to the Borrower of any such claim or demand being made against the Indemnified Party and the Borrower shall have the non-exclusive right to join in the defense against any such claim or demand provided that if the Borrower provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Borrower and such Indemnified Party.

              (f) THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. TO THE EXTENT THAT AN INDEMNIFIED PARTY IS FOUND TO HAVE COMMITTED AN ACT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL CONTINUE BUT SHALL ONLY EXTEND TO THE PORTION OF THE CLAIM THAT IS DEEMED TO HAVE OCCURRED BY REASON OF EVENTS OTHER THAN THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY.

              (g) The Borrower's obligations under this Section 12.03 shall survive any termination of this Agreement and the payment of the Notes and shall continue thereafter in full force and effect.

              (h) The Borrower shall pay any amounts due under this Section
         12.03 within thirty (30) days of the receipt by the Borrower of notice of the amount due.

         Section 12.04 Amendments, Etc. Any provision of this Agreement or any other Loan Document may be amended, modified or waived with the Borrower's and the Majority Lenders' written consent; provided that (i) no amendment, modification or waiver which extends the final maturity of the Loans, increases the Aggregate Maximum Credit Amounts, allows an increase in the Borrowing Base without the approval of all the Lenders, forgives the principal amount of any Indebtedness outstanding under this Agreement, releases any guarantor of the Indebtedness or releases all or substantially all of the collateral, reduces the interest rate applicable to the Loans or the fees payable to the Lenders generally, affects Section 2.03(a), this





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Section 12.04 or Section 12.06(a) or modifies the definition of "Majority
Lenders" shall be effective without consent of all Lenders; (ii) no amendment, modification or waiver which increases the Maximum Credit Amount of any Lender shall be effective without the consent of such Lender; and (iii) no amendment, modification or waiver which modifies the rights, duties or obligations of the Agent shall be effective without the consent of the Agent. No SCI Lender may modify or amend any material term or provision of the Equity Conversion Agreement without the consent of the BMO/Soc-Gen Majority Lenders; provided that a waiver of a default under the Equity Conversion Agreement shall not constitute a modification or amendment or require the consent of any BMO/Soc-Gen Lender.

         Section 12.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 12.06 Assignments and Participations

              (a) The Borrower may not assign its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and the Agent.

              (b) No SCI Lender may assign its rights or obligations hereunder or under the Notes without the prior consent of BMO and its successors and Soc-Gen and its successors which consents shall not be unreasonably withheld.

              (c) Any BMO/Soc-Gen Lender may sell, assign, transfer or negotiate to one or more other lenders, commercial banks, insurance companies, other financial institutions or any other Person all or any portion of its rights and obligations hereunder, and acceptance of such assignment by any assignee shall constitute the agreement of such assignee to be bound by the terms of this Agreement applicable to the assigning Lender.

              (d) Promptly after receiving evidence of an assignment under
         Section 12.06(c) and following the consent of the BMO/Soc-Gen Majority Lenders to an assignment pursuant to Section 12.06(b), the Agent shall send a notice of such assignment to the Borrower. Upon receipt of such notice and of the Notes that are the subject thereof, the Borrower will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests. Upon receipt of such executed Assignment and of the Notes which are the subject thereof, the Borrower will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear. Upon the effectiveness of any assignment pursuant to Section 12.06(b) or (c), the assignee will become a "Lender," if not already a "Lender," for all purposes of this Agreement and the other Loan Documents. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder except that its rights under Sections 4.06, 5.01, 5.05 and 12.03 shall not be affected). The Agent will

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         prepare on the last Business Day of each month during which an assignment has become effective pursuant to Section 12.06(b) or (c), a new Annex I giving effect to all such assignments effected during such month, and will promptly provide the same to the Borrower and each of the Lenders.

              (e) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests hereunder pursuant to this
         Section 12.06(e) to any Person, provided that: (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and
         (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of any of the Loan Documents except to the extent such amendment or waiver would (x) forgive any principal owing on any Indebtedness or extend the final maturity of the Loans,
         (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or fees applicable to any of the Commitments or Loans in which such participant is participating, or postpone the payment of any thereof, or (z) release any guarantor of the Indebtedness or release all or substantially all of the collateral (except as provided in the Loan Documents) supporting any of the Commitments or Loans in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation), and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that such participant shall be entitled to receive additional amounts under
         Article V on the same basis as if it were a Lender and be indemnified under Section 12.03 as if it were a Lender. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 12.15.

              (f) The Lenders may furnish any information concerning the Borrower in the possession of the Lenders from time to time to assignees and participants (including prospective assignees and participants; provided that, such Persons agree to be bound by the provisions of Section 12.15 hereof.

              (g) Notwithstanding anything in this Section 12.06 to the contrary, any Lender may assign and pledge its Note to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or such Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

              (h) Notwithstanding any other provisions of this Section 12.06, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant

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         would require the Borrower to file a registration statement with the
         SEC or to qualify the Loans under the "Blue Sky" laws of any state.

         Section 12.07 Invalidity. In the event that any one or more of the provisions contained in any of the Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Loan Document.

         Section 12.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 12.09 References. The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a Section shall be deemed to refer to the applicable Section of this Agreement unless otherwise stated herein. Any reference herein to an exhibit or schedule shall be deemed to refer to the applicable exhibit or schedule attached hereto unless otherwise stated herein.

         Section 12.10 Survival. The obligations of the parties under Section 4.06, Article V, and Sections 11.05 and 12.03 shall survive the repayment of the Loans and the termination of the Commitments. To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each other Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Agent and the Lenders to effect such reinstatement.

         Section 12.11 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         Section 12.12 NO ORAL AGREEMENTS. THE LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 12.13 GOVERNING LAW; SUBMISSION TO JURISDICTION.

              (a) THIS AGREEMENT, THE LOANS AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CHARGE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED. CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT, THE LOANS, OR THE NOTES.

              (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE THE AGENT OR ANY LENDER FROM OBTAINING JURISDICTION OVER THE BORROWER IN ANY COURT OTHERWISE HAVING JURISDICTION.

              (c) EACH OF THE BORROWER AND EACH LENDER HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN;
         (II) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND

         THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.13.

         Section 12.14 Interest. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Loans, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Loans shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be cancelled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower), and (ii) in the event that the maturity of the Notes is accelerated resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be cancelled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder or under any other Loan Document shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.14 and
(ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.14. To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the Highest Lawful Rate, such Lender elects to determine the applicable rate ceiling under such Article by the weekly ceiling from time to time in effect.

         Section 12.15 Confidentiality. In the event that the Borrower or any Guarantor (hereinafter called the "Subject Entities") provides to the Agent or the Lenders written confidential information or, if communicated as confidential, oral confidential information belonging to any Subject Entity, the Agent and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Agent or the Lenders breaching their obligation of confidence to any Subject Entity, (iii) are previously known by the Agent or the Lenders from some source other than any Subject Entity, (iv) are hereafter developed by the Agent or the Lenders without using a Subject Entity's information, (v) are hereafter obtained by or available to the Agent or the Lenders from a third party who owes no obligation of confidence to any Subject Entity with respect to such information, (vi) are disclosed with a Subject Entity's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of the Agent or the Lenders, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, the Agent or a Lender may disclose any such information to any other Lender, any independent petroleum engineers or consultants, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any other Loan Document, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or, subject to Section 12.06, any assignee or participant (including prospective assignees to which the Borrower has consented and participants) in the Loans; provided, however, that the Agent or the Lenders shall receive a confidentiality agreement from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Agent or the Lenders hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three (3) years from the date the information was furnished, unless the Borrower requests in writing at least thirty (30) days prior to the expiration of such three year period, to maintain the confidentiality of such information for an additional three year period.

         Section 12.16 Prior Credit Agreement. The Prior Credit Agreement is superseded by this Agreement and is of no further force or effect.

         Section 12.17 Release Regarding the Prior Notes and Related Documents. To induce Lenders to purchase the Prior Notes and the rights under certain of the documents securing said Prior Notes (the "Prior Security Documents"), the Borrower hereby fully releases and discharges the Agent and the Lenders, and each of their officers, directors, employees, representatives, agents and affiliates, from all claims, demands, causes of action, liabilities or other obligations of any kind whatsoever, including, without limitation, offsets, reductions, rebatements or claims of usury, known or unknown, whether now existing or hereafter asserted in connection with the Prior Notes and the Prior Security Documents arising from matters occurring before the date of the Lender's purchase.

         Section 12.18 Effectiveness. This Agreement shall be effective on the Closing Date (the "Effective Date") upon its execution and delivery by Borrower, BMO, Soc-Gen and SCI. Although Brigham Exploration, Brigham, Inc., Brigham Holdings I, LLC and Brigham Holdings II, LLC, are not parties to this Agreement they are executing this Agreement as Releasing Parties under Section 12.20 below and Section 12.20 will become effective as to each Releasing Party as described in Section 12.20(c).

         Section 12.19 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

         Section 12.20 RELEASE.

              (a) Each of the Releasing Parties desires and intends fully to compromise, release and settle any and all of the Released Claims; and each of the Releasing Parties hereby covenants, warrants and represents unto each of the Released Parties that such Releasing Party does hereby FOREVER RELEASE, ACQUIT, WAIVE AND DISCHARGE each of the Released Parties of and from the Released Claims and each of the Releasing Parties hereby declares the same FOREVER RELEASED, ACQUITTED, WAIVED, SETTLED AND DISCHARGED. This release is effective without regard to whether (i) such Released Claims are known or unknown, (ii) damages arising out of such Released Claims have yet accrued, (iii) such Released Claims arose collaterally, directly, derivatively, or otherwise between the parties hereto or (iv) an ordinary person in the same or similar circumstances would or would not, through the exercise of due care, have discovered such claims by the date of this Agreement. In connection with the foregoing release:

              (b) Borrower and each of the Guarantors represents and warrants that it has the full power and authority to perform the release granted in this Section 12.20 and that it has not in any manner made any assignment of any Released Claim to any third party.

              (c) The release granted in this Section 12.20 by each Releasing Party will be effective upon execution of this Agreement by such Releasing Party hereto.

              (d) Each party executing this Agreement understands and agrees that the release granted in this Section 12.20 is a full, final and complete release of the Released Claims and that such release may be pleaded as an absolute and final bar to any or all suits which may hereafter be filed or prosecuted by any one or more of the Releasing Parties or anyone claiming by, through or under any one or more of the Releasing Parties in respect of any of the matters released hereby, and that no recovery on account of the Released Claims may hereafter be had from any of the Released Parties; and that the consideration given for such release is not an admission of liability or fault on the part of any of the Released Parties (it being the express intent of the parties hereto to obtain peace of mind and avoid the expense and uncertainty of potential litigation), and that none of the Releasing Parties or those claiming by, through or under any of them will ever claim that it is.

              (e) The parties hereto acknowledge that the release granted by this Section 12.20 does not have any effect with respect to relationships between the Borrower and each of the Guarantors and the Lenders and the Agent other than in connection with the Lending Relationship.

         The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                                BRIGHAM OIL & GAS, L.P.

                                         By: Brigham, Inc., its General Partner


                                         By:
                                            ----------------------------------
                                         Name:  Curtis F. Harrell
                                         Title:  Chief Financial Officer

                                         Address for Notices:

                                         6300 Bridge Point Parkway
                                         Building 2, Suite 500
                                         Austin, Texas 78730

                                         Telecopier No.:  (512) 427-3400
                                         Telephone No.:  (512) 427-3300

                                         Attention:  Curtis F. Harrell

GUARANTOR:                               BRIGHAM EXPLORATION COMPANY
(for purposes of Section 12.20)



                                         By:
                                            ----------------------------------
                                         Name:  Karen E. Lynch
                                         Title:  Vice President


GUARANTOR:                               BRIGHAM, INC.
(for purposes of Section 12.20)



                                         By:
                                            ----------------------------------
                                         Name:  Curtis F. Harrell
                                         Title:  Chief Financial Officer





                                       S

GUARANTOR:                               BRIGHAM HOLDINGS I, LLC
(for purposes of Section 12.20)



                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                              --------------------------------

GUARANTOR:                               BRIGHAM HOLDINGS II, LLC
(for purposes of Section 12.20)



                                         By:
                                            ----------------------------------
                                         Name:
                                         Title:


LENDER AND AGENT:                        BANK OF MONTREAL



                                         By:
                                            ----------------------------------
                                         Name:  Thomas E. McGraw
                                         Title:  Director


                                         Lending Office for Base Rate Loans and
                                         Eurodollar Loans:
                                         115 South LaSalle
                                         Chicago, Illinois 60603

                                         With a copy to:
                                         Thomas E. McGraw
                                         Director, U.S. Corporate Banking
                                         Bank of Montreal
                                         700 Louisiana, Suite 4400
                                         Houston, Texas 77002
                                         Telecopier No.:  (713) 223-0477
                                         Telephone No.:  (713) 546-9781

                                         Address for Notices:

                                         Bank of Montreal
                                         700 Louisiana, Suite 4400
                                         Houston, Texas 77002
                                         Telecopier No.:  (713) 223-0477
                                         Telephone No.:  (713) 546-9781
                                         Attention:  Thomas E. McGraw





                                        S

LENDER:                                  SOCIETE GENERALE, SOUTHWEST AGENCY



                                         By:
                                            ----------------------------------
                                         Name:  Mark A. Cox
                                         Title:  Director


                                         Address for Notices:

                                         1111 Bagby Street, Suite 2020
                                         Houston, Texas 77002

                                         Telecopier No.:  (713) 650-0824
                                         Telephone No.:  (713) 759-6315
                                         Attention:  Mark A. Cox

LENDER:                                  SHELL CAPITAL INC.



                                         By:
                                            ----------------------------------
                                         Name:  Robert L. Roberts
                                         Title:  Vice President


                                         Address for Notices:

                                         910 Louisiana Street, Suite 5000
                                         Houston, Texas 77002-4916

                                         Telecopier No.:  (713) 241-5222
                                         Telephone No.:  (713) 241-4130

                                         Attention:  Robert L. Roberts



                                       S

                                     ANNEX 1


                         LIST OF MAXIMUM CREDIT AMOUNTS

                       PRIOR TO AN INCREASE EVENT                                       AFTER AN INCREASE EVENT

Name of Lender         Percentage Share     Maximum Credit Amount     Percentage Share     Maximum Credit Amount
---------------        ----------------     ---------------------     ----------------     ---------------------
SCI                         50.00000000%              $35,000,000          53.33333333%              $40,000,000
BMO                         33.07690000%               23,153,830          30.87177333%               23,153,830
Soc-Gen                     16.92310000%               11,846,170          15.79489333%               11,846,170







                                 Annex 1, Page 1

                                    EXHIBIT A


                                  FORM OF NOTE

$______________________                      _______________ , __________



         FOR VALUE RECEIVED, BRIGHAM OIL & GAS, L.P., a Delaware limited partnership (the "Borrower") hereby promises to pay to the order of __________ (the "Lender"), at the Principal Office of BANK OF MONTREAL (the "Agent"), at 115 South LaSalle Street, Chicago, Illinois 60603, the principal sum of ________________________ Dollars ($_______) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender.

         This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of February ___, 2000 among the Borrower, the Lenders which are or become parties thereto (including the Lender) and the Agent, and evidences Loans made by the Lender thereunder (such Amended and Restated Credit Agreement as the same may be amended or supplemented from time to time, the "Credit Agreement"). Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

         This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.





                                 Exh A, Page 1

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                        BRIGHAM OIL & GAS, L.P.

                                        By: Brigham, Inc., its General Partner



                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                 Exh A, Page 2

                                   EXHIBIT B


             FORM OF BORROWING, CONTINUATION AND CONVERSION REQUEST

                          _____________________, 2000

                  BRIGHAM OIL & GAS, L.P., a Delaware limited partnership (the "Borrower"), pursuant to the Amended and Restated Credit Agreement dated as of February ____, 2000 (together with all amendments or supplements thereto, the "Credit Agreement") among the Borrower, BANK OF MONTREAL, as Agent and the lenders (the "Lenders") which are or become parties thereto, and such Lenders (the "Lender"), hereby makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):

[ ]     1.     Loans:

               (a)  Aggregate amount of new Loans to be $ ________________ ;


               (b)  Requested funding date is _______________ , 2000;


               (c)  $___________________of such borrowings are to be Eurodollar
                     Loans;
                    $___________________of such borrowings are to be Base Rate

                     Loans; and
               (d)   Length of Interest Period for Eurodollar Loans is:
                     ___________________.

[ ]      2.    Eurodollar Loan Continuation for Eurodollar Loans maturing on ______________;

               (a) Aggregate amount to be continued as Eurodollar Loans is $_______________ ;

               (b) Aggregate amount to be converted to Base Rate Loans is $_________________;

               (c) Length of Interest Period for continued Eurodollar Loans is _____________.

[ ]      3.    Conversion of Outstanding Base Rate Loans to Eurodollar Loans:
               Convert $ _________________________ of the outstanding Base Rate
               Loans to Eurodollar Loans on _____________ with an Interest
               Period of ______.


[ ]      4.    Conversion of outstanding Eurodollar Loans to Base Rate Loans:
               Convert $ ________________ of the outstanding Eurodollar Loans with Interest Period maturing on __________________, 2000, to Base Rate Loans.



                                  Exh B, Page 1

         The undersigned certifies that he is the _____________________________ of the Borrower, and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested borrowing, continuation or conversion under the terms and conditions of the Credit Agreement.

                                         BRIGHAM OIL & GAS, L.P.

                                         By: Brigham, Inc., its General Partner



                                         By:
                                             ---------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                              ---------------------------------






                                  Exh B, Page 2

                                   EXHIBIT C-1


                         FORM OF COMPLIANCE CERTIFICATE

         The undersigned hereby certifies that he is the ________________ of BRIGHAM, INC., a Nevada corporation, as general partner of BRIGHAM OIL & GAS, L.P., a Delaware limited partnership (the "Borrower") and that as such he is authorized to execute this certificate on behalf of the Borrower. With reference to the Amended and Restated Credit Agreement dated as of February ____, 2000 (together with all amendments or supplements thereto being the "Agreement") among the Borrower, BANK OF MONTREAL, as Agent for the lenders (the "Lenders") which are or become a party thereto, and such Lenders, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

              (a) The representations and warranties of the Borrower contained in Article VII of the Agreement and in the other Loan Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the other Loan Documents were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders have expressly consented in writing to the contrary.

              (b) The Borrower has performed and complied with all agreements and conditions contained in the Agreement and in the other Loan Documents required to be performed or complied with by it prior to or at the time of delivery hereof.

              (c) Since December 31, 1998, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower which would have a Material Adverse Effect.

              (d) There exists, and, after giving effect to the loan or loans with respect to which this certificate is being delivered, will exist, no Default under the Agreement or any event or circumstance which constitutes, or with notice or lapse of time (or both) would constitute, an event of default under any loan or credit agreement, indenture, deed of trust, security agreement or other agreement or instrument evidencing or pertaining to any Debt of the Borrower or under any material agreement or instrument to which the Borrower is a party or by which the Borrower is bound.



                                Exh C-1, Page 1

         EXECUTED AND DELIVERED this ________day of ___________________.



                                        BRIGHAM OIL & GAS, L.P.

                                        By: Brigham, Inc., its General Partner



                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              ---------------------------------




                                Exh C-1, Page 2

                                   EXHIBIT C-2

                        FORM OF CERTIFICATE ACCOMPANYING

                              FINANCIAL STATEMENTS

Reference is made to that certain Amended and Restated Credit Agreement dated as of February ___, 2000 (as from time to time amended, the "Agreement"), by and among BRIGHAM OIL & GAS, L.P., a Delaware limited partnership ("Borrower"), BANK OF MONTREAL, as Agent ("Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

         This Certificate is furnished pursuant to Section 8.01 of the Agreement. Together herewith Borrower is furnishing to Agent and each Lender Borrower's *[audited/unaudited] financial statements (the "Financial Statements") as at ____________ (the "Reporting Date"). Borrower hereby represents and warrants to Agent and each Lender that:

              (a) The officer of Borrower signing this instrument is the duly elected, qualified and acting _________ of Borrower and as such is a Responsible Officer.

              (b) No Default existed on the Reporting Date or otherwise exists on the date of this certificate [EXCEPT AS SPECIFIED ON A SCHEDULE ATTACHED HERETO]. [EXCEPT AS SPECIFIED ON A SCHEDULE ATTACHED HERETO,] the representations and warranties of Borrower set forth in the Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly limited to an earlier date or the Majority Lenders have expressly consented in writing to the contrary).

              (c) The Borrower has performed and complied with all agreements and conditions contained in the Agreement and in the other Loan Documents required to be performed or complied with by it prior to or at the time of delivery hereof.

              (d) No change or event has occurred which has caused a Material Adverse Effect that is continuing.

              (e) Attached hereto is a schedule of computations showing Brigham Exploration's compliance with Sections 5.2(q), (r) and (s) of its Guaranty Agreement as of the Reporting Date.

              (f) The Financial Statements fairly present the consolidated and consolidating financial condition and consolidated results of operations of Brigham Exploration and its Consolidated Subsidiaries in


                                Exh C-2, Page 1
         accordance with GAAP, as at the end of, and for, the period indicated therein (subject to normal year-end audit adjustments).

         The undersigned officer is executing this certificate in his capacity as an officer of General Partner and not in any individual capacity.

         IN WITNESS WHEREOF, this certificate is executed as of
_________________________.

                                       BRIGHAM OIL & GAS COMPANY

                                       By: Brigham, Inc., its General Partner



                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              ---------------------------------




                                Exh C-2, Page 2

                                   EXHIBIT D-1


                             LIST OF LOAN DOCUMENTS

1. Assignment of Note and Liens among the Borrower, Bank One, Texas, N.A. and the Agent and corresponding Financing Statement Assignments

2. Amended and Restated Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement execute by the Borrower and the Agent

3.   Guaranty Agreement executed by Brigham, Inc.

4.   Guaranty Agreement executed by Brigham Holding I, L.L.C.

5.   Guaranty Agreement executed by Brigham Holding II, L.L.C.

6.   Guaranty Agreement executed by Brigham Exploration Company

7. Security Agreement executed by Brigham Exploration Company covering stock in Brigham, Inc.

8.   Financing Statement executed by Brigham Exploration Company with respect to item 7 above

9. Stock power executed by Brigham Exploration Company and related stock certificate of Brigham, Inc. issued in the name of Brigham Exploration Company

10. Security Agreement executed by the Borrower covering accounts, general intangibles, equipment and inventory

11.  Financing Statement executed by the Borrower with respect to item 10 above

12. Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement executed by Borrower and Agent in substantially the form attached hereto as Exhibit F.

13. Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement executed by both Borrower and Agent in substantially the form attached hereto as Exhibit G.

14.  Second Amendment to Security Agreement (Accounts) - Borrower.

15.  Second Amendment to Security Agreement (Stock) - Borrower.





                                Exh D-1, Page 1

16.  Third Supplement to Mortgage (1998) - Borrower.

17.  Supplement to Mortgage (August 1998) - Borrower.

18.  Supplement to Mortgage (January 1999) - Borrower.

19.  Supplement to Mortgage (March 1999) - Borrower.

20.  Supplement to Mortgage (June 1999) - Borrower.

21.  Supplement to Mortgage (September 1999) - Borrower.

22.  Amendment to January 26, 1998 Security Agreement - Brigham Exploration.

23.  Amendment to August 20, 1998 Security Agreement - Brigham Exploration.

24.  First Amendment to Guaranty Agreement - Brigham, Inc.

25.  Second Amendment to Guaranty Agreement - Brigham, Inc.

26.  First Amendment to Guaranty Agreement - Brigham Holdings II, LLC.

27.  Second Amendment to Security Agreement - Brigham Holdings II, LLC.

28.  First Amendment to Guaranty Agreement - Brigham Holdings I, LLC.

29.  Second Amendment to Security Agreement - Brigham Holdings I, LLC.

30. Amended and Restated Guaranty Agreement executed by Brigham Exploration Company

31.  Amended and Restated Credit Agreement

32.  Lenders' Partial Assignment of Notes

33. Second Amendment to Intercreditor and Subordination Agreement executed by Enron/Chase Bank of Texas, National Association





                                Exh D-1, Page 2

                                    EXHIBIT E


                                     FORM OF


                              ASSIGNMENT AGREEMENT

         THIS ASSIGNMENT AGREEMENT ("Agreement") dated as of _________________, _________ is between __________________________ (the "Assignor") and
___________________(the "Assignee").


                                    RECITALS

         A. The Assignor is a party to the Amended and Restated Credit Agreement dated as of February ___, 2000 (as amended and supplemented and in effect from time to time, the "Credit Agreement") among BRIGHAM OIL & GAS, L.P., a ______________ limited partnership (the "Borrower"), each of the lenders that is or becomes a party thereto as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender", and collectively, together with their successors and assigns, the "Lenders"), and BANK OF MONTREAL, in its individual capacity ("BMO"), and as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

         B. The Assignor proposes to sell, assign and transfer to the Assignee, and the Assignee proposes to purchase and assume from the Assignor, [all] [a portion] of the Assignor's Maximum Credit Amount, outstanding Loans, all on the terms and conditions of this Agreement.

         C. In consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                  Definitions.

         Section 1.01 Definitions. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

         Section 1.02 Other Definitions. As used herein, the following terms have the following respective meanings:

                  "Assigned Interest" shall mean all of Assignor's (in its capacity as a "Lender") rights and obligations (i) under the





                                Exh E, Page 1

         Credit Agreement and the other Loan Documents in respect of the Maximum Credit Amount of the Assignor in the principal amount equal to $ , and
         (ii) to make Loans under the Maximum Credit Amount and any right to receive payments for the Loans outstanding under the Maximum Credit Amount $ (the "Loan Balance"), plus the interest and fees which will accrue from and after the Assignment Date.

                           "Assignment Date" shall mean ________________,2000.


                                   ARTICLE II


                              SALE AND ASSIGNMENT.

         Section 2.01 Sale and Assignment. On the terms and conditions set forth herein, effective on and as of the Assignment Date, the Assignor hereby sells, assigns and transfers to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the right, title and interest of the Assignor in and to, and all of the obligations of the Assignor in respect of, the Assigned Interest. Such sale, assignment and transfer is without recourse and, except as expressly provided in this Agreement, without representation or warranty.

         Section 2.02 Assumption of Obligations. The Assignee agrees with the Assignor (for the express benefit of the Assignor and the Borrower) that the Assignee will, from and after the Assignment Date, perform all of the obligations of the Assignor in respect of the Assigned Interest. From and after the Assignment Date: (a) the Assignor shall be released from the Assignor's obligations in respect of the Assigned Interest, and (b) the Assignee shall be entitled to all of the Assignor's rights, powers and privileges under the Credit Agreement and the other Loan Documents in respect of the Assigned Interest.

         Section 2.03 Acknowledgement by Agent and Borrower. By executing this Agreement as provided below, in accordance with Section 12.06(b) of the Credit Agreement, the Agent and the Borrower hereby acknowledge notice of the transactions contemplated by this Agreement.




                                Exh E-1, Page 2

                                   ARTICLE III


                                    PAYMENTS.

     Section 3.01 Payments. As consideration for the sale, assignment and transfer contemplated by Section 2.01 hereof, the Assignee shall, on the Assignment Date, assume Assignor's obligations in respect of the Assigned Interest and pay to the Assignor an amount equal to the Loan Balance, if any. An amount equal to all accrued and unpaid interest and fees shall be paid to the Assignor as provided in Section 3.02 (iii) below. Except as otherwise provided in this Agreement, all payments hereunder shall be made in Dollars and in immediately available funds, without setoff, deduction or counterclaim.

     Section 3.02 Allocation of Payments. The Assignor and the Assignee agree that (i) the Assignor shall be entitled to any payments of principal with respect to the Assigned Interest made prior to the Assignment Date, together with any interest and fees with respect to the Assigned Interest accrued prior to the Assignment Date, (ii) the Assignee shall be entitled to any payments of principal, with respect to the Assigned Interest made from and after the Assignment Date, together with any and all interest and fees with respect to the Assigned Interest accruing from and after the Assignment Date, and (iii) the Agent is authorized and instructed to allocate payments received by it for account of the Assignor and the Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

     Section 3.03 Delivery of Notes. Promptly following the receipt by the Assignor of the consideration required to be paid under Section 3.01 hereof, the Assignor shall, in the manner contemplated by Section 12.06(b) of the Credit Agreement, (i) deliver to the Agent (or its counsel) the Note held by the Assignor and (ii) notify the Agent to request that the Borrower execute and deliver new Notes to the Assignor, if Assignor continues to be a Lender, and the Assignee, dated the date of this Agreement in respective principal amounts equal to the respective Maximum Credit Amounts of the Assignor (if appropriate) and the Assignee after giving effect to the sale, assignment and transfer contemplated hereby.

     Section 3.04 Further Assurances. The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement.


                                 Exh E, Page 3

                                   ARTICLE IV


                              CONDITIONS PRECEDENT.

     Section 4.01 Conditions Precedent. The effectiveness of the sale, assignment and transfer contemplated hereby is subject to the satisfaction of each of the following conditions precedent:

          (a) the execution and delivery of this Agreement by the Assignor and the Assignee;

          (b) the receipt by the Assignor of the payment required to be made by the Assignee under Section 3.01 hereof; and

          (c) the acknowledgment by the Agent and the Borrower contemplated by
     Section 2.03 hereof.


                                    ARTICLE V


                         REPRESENTATIONS AND WARRANTIES.

     Section 5.01 Representations and Warranties of the Assignor. The Assignor represents and warrants to the Assignee as follows:

          (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

          (b) the execution, delivery and compliance with the terms hereof by Assignor and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

          (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against it in accordance with its terms;

          (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;


                                 Exh E, Page 4

          (e) the Assignor has good title to, and is the sole legal and beneficial owner of, the Assigned Interest, free and clear of all Liens, claims, participations or other charges of any nature whatsoever; and

          (f) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignor.

     Section 5.02 Disclaimer. Except as expressly provided in Section 5.01 hereof, the Assignor does not make any representation or warranty, nor shall it have any responsibility to the Assignee, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Credit Agreement or in any certificate or other document referred to or provided for in, or received by any Lender under, the Credit Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the Credit Agreement, the Notes or any other document referred to or provided for therein or for any failure by the Borrower or any other Person (other than Assignor) to perform any of its obligations thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or the Subsidiaries or any other obligor or guarantor, or any other matter relating to the Credit Agreement or any other Loan Document or any extension of credit thereunder.

     Section 5.03 Representations and Warranties of the Assignee. The Assignee represents and warrants to the Assignor as follows:

          (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

          (b) the execution, delivery and compliance with the terms hereof by Assignee and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

          (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms;

          (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

          (e) the Assignee has fully reviewed the terms of the Credit Agreement and the other Loan Documents and has independently and without reliance upon the Assignor, and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement;


                                 Exh E, Page 5

          (f) the Assignee hereby affirms that the representations contained in
     Section 4.06(d)(i)(1) of the Credit Agreement are true and accurate as to Assignee. If Section 4.06(d)(i)(2) is applicable to the Assignee, Assignee shall promptly deliver to the Agent and the Borrower such certifications as are required thereby to avoid the withholding taxes referred to in Section 4.06; and

          (g) the transactions contemplated by this Agreement are commercial transactions entered into in the ordinary course of the business of the Assignee.


                                   ARTICLE VI


                                 MISCELLANEOUS.

     Section 6.01 Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) to the intended recipient at its "Address for Notices" specified below its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice to the other party.

     Section 6.02 Amendment, Modification or Waiver. No provision of this Agreement may be amended, modified or waived except by an instrument in writing signed by the Assignor and the Assignee.

     Section 6.03 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The representations and warranties made herein by the Assignee are also made for the benefit of the Agent and the Borrower, and the Assignee agrees that the Agent and the Borrower are entitled to rely upon such representations and warranties.

     Section 6.04 Assignments. Neither party hereto may assign any of its rights or obligations hereunder except in accordance with the terms of the Credit Agreement.

     Section 6.05 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     Section 6.06 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.


                                 Exh E, Page 6

     Section 6.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Texas.

     Section 6.08 Expense. To the extent not paid by the Borrower pursuant to the terms of the Credit Agreement, each party hereto shall bear its own expenses in connection with the execution, delivery and performance of this Agreement.

     Section 6.09 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


                                 Exh E, Page 7

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed and delivered as of the date first above written.

                                    ASSIGNOR



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address for Notices:


                                    Telecopier No.:
                                    Telephone No.:
                                    Attention:


                                    ASSIGNEE



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address for Notices:


                                    Telecopier No.:
                                    Telephone No.:
                                    Attention:


ACKNOWLEDGED TO:

                                                     ,
as Agent


By:
   -------------------------
Name:
     -----------------------
Title:
      ----------------------


                                 Exh E, Page 8

                                    EXHIBIT F


                            FORM OF STANDARD MORTGAGE


               MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
                   SECURITY AGREEMENT AND FINANCING STATEMENT
                               (STANDARD MORTGAGE)



                                      FROM


                             BRIGHAM OIL & GAS, L.P.


                                       TO


                          THOMAS E. MCGRAW, AS TRUSTEE



                               FOR THE BENEFIT OF


                           BANK OF MONTREAL, AS AGENT


A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. IN CERTAIN STATES, A POWER OF SALE MAY ALLOW THE TRUSTEE OR THE AGENT TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE GRANTOR UNDER THIS INSTRUMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF MORTGAGED PROPERTY.


                                    Exh F-1

                     MORTGAGE, DEED OF TRUST, ASSIGNMENT OF
             PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT


     This MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Mortgage") is entered into as of the effective time and date hereinafter stated (the "Effective Date") by BRIGHAM OIL & GAS, L.P., a Delaware limited partnership, whose address for notice is 6300 Bridge Point Parkway, Building 2, Suite 500, Austin, Texas 78730 ("Mortgagor"), to THOMAS E. MCGRAW, as Trustee, whose address for notice is 700 Louisiana, Suite 4400, Houston, Texas 77002 ("Trustee") for the benefit of BANK OF MONTREAL, AS AGENT, whose address for notice is 700 Louisiana, Suite 4400, Houston, Texas 77002 (together with any successor agents, "Agent") for the Lenders (hereinafter defined), and for the benefit of the Lenders ("Mortgagee").

                                R E C I T A L S:

     A. Mortgagor, Mortgagee and the Lenders executed that certain Amended and Restated Credit Agreement dated as of February 17, 2000 (such agreement, as may from time to time be amended or supplemented, called the "Credit Agreement") pursuant to which the Lenders have made or agreed to make certain advances to and on behalf of the Mortgagor.

     B. Pursuant to the Credit Agreement, Mortgagor has agreed to enter into this Mortgage.

     C. Therefore, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby agrees as follows:


                                    ARTICLE I

                     Grant of Lien and Indebtedness Secured

     Section 1.01 Grant of Liens. To secure payment of the Indebtedness (as hereinafter defined) and the performance of the covenants and obligations herein contained, Mortgagor does by these presents hereby, subject to the reservations and restrictions set forth herein below, (i) GRANT, BARGAIN, SELL, ASSIGN, SET OVER, TRANSFER and CONVEY unto Thomas E. McGraw, as Trustee, whose address for notice hereunder is 700 Louisiana, Suite 4400, Houston, Texas 77002 ("Trustee") and the Trustee's successors and substitutes in trust hereunder with power of sale, for the use and benefit of Agent and the Lenders, all of the following described real and personal property, rights, titles, interests and estates which are located in (or cover properties located in) the State of Texas or which are located within (or cover properties located within) the offshore area over which the United States of America asserts jurisdiction and to which the laws of such state are applicable with respect to this Mortgage and/or the


                                    Exh F-2
liens or security interests created hereby (the "Deed of Trust Mortgaged Property") and (ii) GRANT, MORTGAGE, PLEDGE AND HYPOTHECATE to Mortgagee, for its benefit and the benefit of the Lenders, with respect to, all of the following described real and personal property, rights, titles, interests and estates which were not granted to Trustee in clause (i) above (the "Other Mortgaged Property") (the Deed of Trust Property and the Other Mortgaged Property herein collectively called the "Mortgaged Property"):

     (a) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to the oil and gas leases and/or oil, gas and other mineral leases and other interests and estates and the lands and premises covered or affected thereby which are described on Exhibit A attached hereto (collectively called the "Hydrocarbon Property") or which Hydrocarbon Property is otherwise referred to herein, and specifically, but without limitation, the undivided interests of Mortgagor which are more particularly described on Exhibit A hereto.

     (b) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to (i) the properties now or hereafter pooled or unitized with the Hydrocarbon Property; (ii) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which may affect all or any portion of the Hydrocarbon Property including, without limitation, those units which may be described or referred to on attached Exhibit A; (iii) all operating agreements, production sales or other contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, equipment leases and other agreements described or referred to in this Mortgage or which relate to any of the Hydrocarbon Property or interests in the Hydrocarbon Property described or referred to herein or on Exhibit A or to the production, sale, purchase, exchange, processing, handling, storage, transporting or marketing of the Hydrocarbons (hereinafter defined) from or attributable to such Hydrocarbon Property or interests; and (iv) subject to applicable restrictions on disclosure and/or transfer, all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Property, the Hydrocarbons, or any other item of Property which are in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data.

     (c) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively called the "Hydrocarbons") in and under and which may be produced and saved from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and Mortgagor's interests therein, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and Mortgagor's


                                    Exh F-3
interests therein which are subjected or required to be subjected to the liens and security interests of this Mortgage.

     (d) All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Property, rights, titles, interests and estates described or referred to in paragraphs (a) and (b) above, which are now owned or which may hereafter be acquired by Mortgagor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Hydrocarbon Property or the lands pooled or unitized therewith (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

     (e) Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien and security interest hereof by Mortgagor or by anyone on Mortgagor's behalf; and the Trustee is hereby authorized to receive the same at any time as additional security hereunder.

     (f) All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Mortgagor in and to the Hydrocarbon Property rights, titles, interests and estates and every part and parcel thereof, including, without limitation, the Hydrocarbon Property rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Permitted Encumbrances (as hereinafter defined in Section 3.01) to which any of the Hydrocarbon Property rights, titles, interests or estates are subject, or otherwise; all rights of Mortgagor to liens and security interests securing payment of proceeds from the sale of production from the Mortgaged Property, including, but not limited to, those liens and security interests provided in Tex. Bus. & Com. Code Ann.Section.9.319 (Tex. UCC) (Vernon Supp. 1989) ("Section.9.319 Tex. UCC"), as amended from time to time; together with any and all renewals and extensions of any of the Hydrocarbon Property rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by Mortgagor in and to the Hydrocarbon Property rights, titles, interests or estates.

     (g) All accounts, contract rights, inventory, general intangibles, insurance contracts and insurance proceeds constituting a part of, relating to or arising out of those portions of the Mortgaged Property which are described in paragraphs (a) through (f)


                                    Exh F-4
above and all proceeds and products of all such portions of the Mortgaged Property and payments in lieu of production (such as "take or pay" payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets.

     Notwithstanding any provision hereof to the contrary, this Mortgage does not cover, and there is expressly excepted and excluded from the definition of Mortgaged Property, any properties, rights and interests as may now or hereafter be beneficially or equitable owned by (or contractually owing to) a third party under any one or more of the agreements or other arrangements described in
Schedule 7.10 of the Credit Agreement (the "Participating Third Parties"), but only to the extent any such exception and exclusion does not cause the undivided interests specified in Exhibit A to be reduced or otherwise adversely affected. Without limitation of the generality of the foregoing, any undivided interest
(a) with respect to which Mortgagor holds legal title (whether of record or not), and (b) that is in excess of the undivided interests in such Mortgaged Property as are specified in Exhibit A hereto shall be excluded from the definition of Mortgaged Property to the extent a Participating Third Party now or hereafter has an interest therein and, to that extent, shall otherwise be free and clear of this Mortgage (and any security agreement and/or financing statement associated herewith).

     TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee and to his successors and assigns forever to secure the payment of the Indebtedness (hereinafter defined) and to secure the performance of the covenants, agreements, and obligations of the Mortgagor herein contained.

     Section 1.02 Grant of Security Interest. To further secure the Indebtedness, Mortgagor hereby grants to Mortgagee, subject to the reservations and restrictions set forth herein below, a security interest in and to the Mortgaged Property (whether now or hereafter acquired by operation of law or otherwise) insofar as the Mortgaged Property consists of equipment, accounts, contract rights, general intangibles (subject in the case of geological and geophysical data (including without limitation raw data and interpretations) contract rights and general intangibles to any existing restrictions on disclosure and/or transfer), insurance contracts, insurance proceeds, inventory, Hydrocarbons, fixtures and any and all other personal property of any kind or character defined in and subject to the provisions of the Uniform Commercial Code presently in effect in the jurisdiction in which the Mortgaged Property is situated ("Applicable UCC"), including the proceeds and products from any and all of such personal property. Upon the happening of any of the Events of Default, Mortgagee is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the Applicable UCC with reference to the personal property and fixtures in which Mortgagee has been granted a security interest herein, or the Trustee or Mortgagee may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this Mortgage in respect of the real property covered hereby. Such rights, powers and remedies shall be cumulative and in addition to those granted to the Trustee or Mortgagee under any other provision of this Mortgage or under any other Security Instrument. Written notice mailed to Mortgagor as provided herein at least five (5) days prior to the date of public sale of any part of the Mortgaged Property which is personal


                                    Exh F-5
property subject to the provisions of the Applicable UCC, or prior to the date after which private sale of any such part of the Mortgaged Property will be made, shall constitute reasonable notice.

     Section 1.03 Indebtedness Secured. This Mortgage is executed and delivered by Mortgagor to secure and enforce the following (the "Indebtedness"):

     (a) Payment of and performance of any and all indebtedness, obligations and liabilities of Mortgagor pursuant to the Credit Agreement, whether now existing or hereafter arising, including without limitation, (i) that certain promissory note by Mortgagor in favor of Bank of Montreal and being in the principal amount of $23,153,830, dated February 17, 2000 with final maturity on or before December 31, 2002 and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter called the "BMO Note"), (ii) that certain promissory note by Mortgagor in favor of Societe Generale, Southwest Agency and being in the principal amount of $11,846,170, dated February 17, 2000 with final maturity on or before December 31, 2002 and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter called the "Soc-Gen Note,") (iii) that certain promissory note by Mortgagor in favor of Shell Capital Inc. and being in the principal amount of $40,000,000, dated February 17, 2000 with final maturity on or before December 31, 2002 and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter called the "SCI Note" and, together with the BMO Note and the Soc-Gen Note, the "Notes") and (iv) any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction in existence as of the date hereof or hereafter arising between (i) Mortgagor and Bank of Montreal and its successors or assigns (a "BMO Hedge Party") and Soc-Gen and its successors or assigns (a "Soc-Gen Hedge Party") entered into while such BMO Hedge Party or such Soc-Gen Hedge Party is a Lender; and (ii) Mortgagor and SCI and its successors or assigns (with Loans or Commitments of $20 million or more) or any Affiliate of SCI (SCI and any Affiliate of SCI a "SCI Hedge Party") entered into while such SCI Hedge Party or Fathom Energy Capital I, L.L.C, is a Lender. For purposes of this
Section 1.03, the parties intend that any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option entered into between the Mortgagor and a Lender or in the case of SCI, a SCI Hedge Party, while such Person was a party to the Credit Agreement shall continue to be secured even after the time such Person ceases to be a party to the Credit Agreement as a Lender.


                                    Exh F-6

     (b) Any sums which may be advanced or paid by Mortgagee under the terms hereof or of the Credit Agreement on account of the failure of Mortgagor to comply with the covenants of Mortgagor contained herein or in the Credit Agreement; and all other indebtedness of Mortgagor arising pursuant to the provisions of this Mortgage.

     Section 1.04 Fixture Filing, Etc. Without in any manner limiting the generality of any of the other provisions of this Mortgage: (i) some portions of the goods described or to which reference is made herein are or are to become fixtures on the land described or to which reference is made herein or on attached Exhibit A; (ii) the security interests created hereby under applicable provisions of the Applicable UCC will attach to Hydrocarbons (minerals including oil and gas) or the accounts resulting from the sale thereof at the wellhead or minehead located on the land described or to which reference is made herein;
(iii) this Mortgage is to be filed of record in the real estate records as a financing statement, and (iv) Mortgagor is the record owner of the real estate or interests in the real estate comprised of the Mortgaged Property.

     Section 1.05 Defined Terms. Any capitalized term used in this Mortgage and not defined in this Mortgage shall have the meaning assigned to such term in the Credit Agreement.

                                   ARTICLE II

                            Assignment of Production

     Section 2.01 Assignment. Mortgagor has absolutely and unconditionally assigned, transferred, and conveyed, and does hereby absolutely and unconditionally assign, transfer and convey unto Mortgagee, its successors and assigns, all of the Hydrocarbons and all products obtained or processed therefrom, and the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as "take or pay" payments or settlements. The Hydrocarbons and products are to be delivered into pipe lines connected with the Mortgaged Property, or to the purchaser thereof, to the credit of Mortgagee, free and clear of all taxes, charges, costs, and expenses; and all such revenues and proceeds shall be paid directly to Mortgagee, at its banking quarters in Chicago, Illinois with no duty or obligation of any party paying the same to inquire into the rights of Mortgagee to receive the same, what application is made thereof, or as to any other matter. Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by Mortgagee or any party in order to have said proceeds and revenues so paid to Mortgagee. Mortgagee is fully authorized to receive and receipt for said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of Mortgagor or Mortgagee for the account of Mortgagor received from or in connection with said revenues or proceeds and to hold the proceeds thereof in a bank account as additional collateral securing the Indebtedness; and to execute transfer and division orders in the name of Mortgagor, or otherwise, with warranties binding Mortgagor. All proceeds received by the Mortgagee pursuant to this assignment shall be applied as provided in the other Loan Documents. Mortgagee shall not be liable for any delay, neglect, or failure to effect collection of any


                                    Exh F-7
proceeds or to take any other action in connection therewith or hereunder; but Mortgagee shall have the right, at its election, in the name of Mortgagor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by Mortgagee in order to collect such funds and to protect the interests of Mortgagee, and/or Mortgagor, with all costs, expenses and attorneys' fees incurred in connection therewith being paid by Mortgagor. Mortgagor hereby appoints Mortgagee as its attorney-in-fact to pursue any and all rights of Mortgagor to liens on and security interests in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons. In addition to the rights granted to Trustee and/or Mortgagee in Section 1.01 (f) of this Mortgage, Mortgagor hereby further transfers and assigns to Mortgagee any and all such liens, security interests, financing statements or similar interests of Mortgagor attributable to its interest in the Hydrocarbons and proceeds of runs therefrom arising under or created by said statutory provision, judicial decision or otherwise. The power of attorney granted to Mortgagee in this Section 2.01, being coupled with an interest, shall be irrevocable so long as the Indebtedness or any part thereof remains unpaid.

     Section 2.02 Rights Under Texas Act. Mortgagor hereby grants, sells, assigns, sets over and mortgages unto Mortgagee during the term hereof, all of Mortgagor's rights and interests pursuant to the provisions of Section 9.319 Tex. UCC, hereby vesting in Mortgagee all of Mortgagor's rights as an interest owner to the continuing security interest in and lien upon the Mortgaged Property.

     Section 2.03 No Modification of Payment Obligations. Nothing herein contained shall modify or otherwise alter the obligation of Mortgagor to make prompt payment of all principal and interest owing on the Indebtedness when and as the same become due regardless of whether the proceeds of the Hydrocarbons are sufficient to pay the same and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Indebtedness.

                                   ARTICLE III

                    Representations, Warranties and Covenants

         Mortgagor hereby represents, warrants and covenants as follows:

     Section 3.01 Title. To the extent of the undivided interests specified on attached Exhibit A, after reducing same on account of the "Term ORRI" created under the Term ORRI Conveyance as hereinafter defined, Mortgagor has good and indefeasible title to and is possessed of the Mortgaged Property. The Mortgaged Property is free of any and all Liens (as defined in the Credit Agreement) except Excepted Liens and Liens, if any, described in Exhibit A (collectively, the "Permitted Encumbrances").

     Section 3.02 Defend Title. This Mortgage is, and always will be kept, a direct first lien and security interest upon the Mortgaged Property subject only to the Permitted Encumbrances and Mortgagor will not create or suffer to be created or permit to exist any lien, security interest or charge prior or junior to or on a parity with the lien and security


                                    Exh F-8
interest of this Mortgage upon the Mortgaged Property or any part thereof or upon the rents, issues, revenues, profits and other income therefrom. Mortgagor will warrant and defend the title to the Mortgaged Property against the claims and demands of all other persons whomsoever and will maintain and preserve the lien created hereby so long as any of the Indebtedness secured hereby remains unpaid. Should an adverse claim be made against or a cloud develop upon the title to any part of the Mortgaged Property, Mortgagor agrees it will immediately defend against such adverse claim or take appropriate action to remove such cloud at Mortgagor's cost and expense, and Mortgagor further agrees that the Trustee and/or Mortgagee may take such other action as they deem advisable to protect and preserve their interests in the Mortgaged Property, and in such event Mortgagor will indemnify the Trustee and Mortgagee against any and all cost, attorney's fees and other expenses which they may incur in defending against any such adverse claim or taking action to remove any such cloud.

     Section 3.03 Not a Foreign Person. Mortgagor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     Section 3.04 Power to Create Lien and Security. The Mortgagor has, in all material respects, full power and lawful authority to grant, bargain, sell, assign, transfer, mortgage, and convey a security interest in all of the Mortgaged Property in the manner and form herein provided and without obtaining the authorization, approval, consent or waiver of any lessor, sublessor, Governmental Authority or other party or parties whomsoever.

     Section 3.05 Revenue and Cost Bearing Interest. Mortgagor's ownership of the Hydrocarbon Property and the undivided interests therein as specified on Exhibit A will, after giving full effect to all Permitted Encumbrances, afford Mortgagor not less than those net interests (expressed as a fraction, percentage or decimal) in the production from or which is allocated to such Hydrocarbon Property specified as net revenue interest (NRI) on Exhibit A, less the Term ORRI, and will cause Mortgagor to bear not more than that portion (expressed as a fraction, percentage or decimal), specified as working interest (WI) on Exhibit A, of the costs of drilling, developing and operating the wells identified on Exhibit A.

     Section 3.06 Rentals Paid; Leases in Effect. All rentals and royalties due and payable in accordance with the terms of any leases or subleases comprising any material part of the Hydrocarbon Property have been duly paid or provided for and all leases or subleases comprising any material part of the Hydrocarbon Property are in full force and effect.

     Section 3.07 Operation By Third Parties. All or portions of the Mortgaged Property may be comprised of interests in the Hydrocarbon Property which are other than working interests or which may be operated by a party or parties other than Mortgagor and with respect to all or any such interests and properties as may be comprised of


                                    Exh F-9
interests other than working interests or which may be operated by parties other than Mortgagor, Mortgagor's covenants as expressed in this Article III are modified to require that Mortgagor use its best efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such leases or properties.

     Section 3.08 Abandon, Sales. The Mortgagor will not sell, lease, assign, transfer or otherwise dispose or abandon any of the Mortgaged Property except as permitted by the Credit Agreement.

     Section 3.09 Failure to Perform. The Mortgagor agrees that if the Mortgagor, after receipt from Mortgagee of written notice and demand, fails to perform any act or to take any action which the Mortgagor is required to perform or take hereunder or pay any money which the Mortgagor is required to pay hereunder, each of the Mortgagee and the Trustee in the Mortgagor's name or its or their own name may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by the Mortgagor to the Mortgagee or the Trustee, as the case may be, and each of the Mortgagee and the Trustee, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Mortgagor to each of the Mortgagee and the Trustee pursuant to this Mortgage shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to such Person until paid at the Post-Default Rate, and all such amounts together with such interest thereon shall be a part of the Indebtedness described in Section 1.03 hereof.

                                   ARTICLE IV

                               Rights and Remedies

     Section 4.01 Event of Default. An "Event of Default" under the Credit Agreement shall be an Event of Default under this Mortgage.

     Section 4.02 Foreclosure and Sale. If an Event of Default shall occur and be continuing, Mortgagee shall have the right and option to proceed with foreclosure by directing the Trustee, or his successors or substitutes in trust, to proceed with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Mortgaged Property is situated in more than one county, notice as above provided shall be posted and filed in all such counties (if such notices are required by law), and all such Mortgaged Property may be sold in any such county and any such notice shall designate the county where such Mortgaged Property is to be sold. Nothing contained in this Section 4.02 shall be construed so as to limit in any way the Trustee's rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court


                                    Exh F-10
of competent jurisdiction so ordering. Mortgagor hereby irrevocably appoints the Trustee to be the attorney of Mortgagor and in the name and on behalf of Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Mortgagor ought to execute and deliver and do and perform any and all such acts and things which Mortgagor ought to do and perform under the covenants herein contained and generally, to use the name of Mortgagor in the exercise of all or any of the powers hereby conferred on the Trustee. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (Mortgagor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Mortgagor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder,
(iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor, and (vii) to the extent and under such circumstances as are permitted by law, Mortgagee may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Indebtedness (in the order of priority set forth in Section 4.13 hereof) in lieu of cash payment.

     Section 4.03 Substitute Trustees and Agents. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute trustee conducting the sale.


                                    Exh F-11

     Section 4.04 Judicial Foreclosure; Receivership. If any of the Indebtedness shall become due and payable and shall not be promptly paid, the Trustee or Mortgagee shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy. Any money advanced by the Trustee and/or Mortgagee in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to the Trustee and/or Mortgagee and shall bear interest from the date of making such advance by the Trustee and/or Mortgagee until paid at the Post Default Rate.

     Section 4.05 Foreclosure for Installments. Mortgagee shall also have the option to proceed with foreclosure in satisfaction of any installments of the Indebtedness which have not been paid when due either through the courts or by directing the Trustee or his successors in trust to proceed with foreclosure in satisfaction of the matured but unpaid portion of the Indebtedness as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Indebtedness, and any such sale shall not in any manner affect the unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness this Mortgage shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Indebtedness.

     Section 4.06 Separate Sales The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

     Section 4.07 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Mortgagor or Mortgagor's heirs, devisees, representatives, successors or assigns or any other person claiming any interest in the Mortgaged Property by, through or under Mortgagor, are occupying or using the Mortgaged Property or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, or at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as


                                    Exh F-12
tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Mortgaged Property (such as an action for forcible entry and detainer) in any court having jurisdiction.

     Section 4.08 Remedies Cumulative, Concurrent and Nonexclusive. Every right, power and remedy herein given to the Trustee or Mortgagee shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the Applicable UCC in effect and applicable to the Mortgaged Property or any portion thereof) each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Trustee or Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy. No delay or omission by the Trustee or Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

     Section 4.09 No Release of Obligations. Neither Mortgagor, any guarantor nor any other person hereafter obligated for payment of all or any part of the Indebtedness shall be relieved of such obligation by reason of (a) the failure of Trustee to comply with any request of Mortgagor, or any guarantor or any other person so obligated to foreclose the lien of this Mortgage or to enforce any provision hereunder or under the Credit Agreement; (b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending, renewing, rearranging or in any other way modifying the terms of this Mortgage without first having obtained the consent of, given notice to or paid any consideration to Mortgagor, any guarantor or such other person, and in such event Mortgagor, guarantor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Mortgagee; or (d) by any other act or occurrence save and except the complete payment of the Indebtedness and the complete fulfillment of all obligations hereunder or under the Credit Agreement.

     Section 4.10 Release of and Resort to Collateral. Mortgagee may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its stature as a first and prior lien and security interest in and to the Mortgaged Property, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Indebtedness. For payment of the Indebtedness, Mortgagee may resort to any other security therefor held by Mortgagee or Trustee in such order and manner as Mortgagee may elect.


                                    Exh F-13

     Section 4.11 Waiver of Redemption, Notice and Marshalling of Assets, Etc. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Mortgagor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment and (b) any right to a marshalling of assets or a sale in inverse order of alienation. If any law referred to in this Mortgage and now in force, of which Mortgagor or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof. Provided, however, that if the laws of any state do not permit the redemption period to be waived, the redemption period is specifically reduced to the minimum amount of time allowable by statute.

     Section 4.12 Discontinuance of Proceedings In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Credit Agreement and shall thereafter elect to discontinue or abandon same for any reason, Mortgagee shall have the unqualified right so to do and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Indebtedness, this Mortgage, the Credit Agreement, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.

     Section 4.13 Application of Proceeds. The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received by the Trustee or Mortgagee in any proceedings for the enforcement hereof or otherwise, whose application has not elsewhere herein been specifically provided for, shall be applied:

     (a) first, to the payment of all reasonable expenses incurred by the Trustee or Mortgagee incident to the enforcement of this Mortgage, the Credit Agreement or any of the Indebtedness (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees, legal fees and a reasonable commission to the Trustee acting), and to the payment of all other charges, reasonable expenses, liabilities and advances incurred or made by the Trustee or Mortgagee under this Mortgage or in executing any trust or power hereunder;

     (b) second to payment of the Indebtedness in such order and manner as Mortgagee may elect; and

     (c) third, to Mortgagor; or as otherwise required by any Governmental Requirement.

     Section 4.14 Resignation of Operator. In addition to all rights and remedies under this Mortgage, at law and in equity, if any Event of Default shall occur and Trustee or the Mortgagee shall exercise any possessory remedies under this Mortgage with


                                    Exh F-14
respect to any portion of the Hydrocarbon Property (or Mortgagor shall transfer any Mortgaged Property "in lieu of" foreclosure), the Mortgagee or the Trustee shall have the right to request that any operator of any Hydrocarbon Property which is either Mortgagor or any Affiliate of Mortgagor to resign as operator under the joint operating agreement applicable thereto, and no later than 60 days after receipt by Mortgagor of any such request, Mortgagor shall resign (or cause such other party to resign) as operator of such Hydrocarbon Property.

     Section 4.15 Indemnity. In connection with any action taken by the Trustee and/or Mortgagee pursuant to this Mortgage, the Trustee and/or Mortgagee and their officers, directors, employees, representatives, agents, attorneys, accountants and experts ("Indemnified Parties") shall not be liable for any loss sustained by Mortgagor resulting from an assertion that Mortgagee has received funds from the production of Hydrocarbons claimed by third persons or any act or omission of any Indemnified Party in administering, managing, operating or controlling the Mortgaged Property including such loss which may result from the ordinary negligence of an Indemnified Party unless such loss is caused by the gross negligence willful misconduct or bad faith of an Indemnified Party, nor shall the Trustee and/or Mortgagee be obligated to perform or discharge any obligation, duty or liability of Mortgagor. Mortgagor shall and does hereby agree to indemnify each Indemnified Party for, and to hold each Indemnified Party harmless from, any and all liability, loss or damage which may or might be incurred by any Indemnified Party by reason of this Mortgage or the exercise of rights or remedies hereunder; should the Trustee and/or Mortgagee make any expenditure on account of any such liability, loss or damage, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to the Trustee and/or Mortgagee and shall bear interest from the date expended until paid at the Post-Default Rate, shall be a part of the Indebtedness and shall be secured by this Mortgage and any other Security Instrument. Mortgagor hereby assents to, ratifies and confirms any and all actions of the Trustee and/or Mortgagee with respect to the Mortgaged Property taken under, and in compliance with the terms of, this Mortgage. The liabilities of the Mortgagor as set forth in this Section 4.15 shall survive the termination of this Mortgage.

                                    ARTICLE V

                                   The Trustee

     Section 5.01 Duties, Rights, and Powers of Trustee. It shall be no part of the duty of the Trustee to see to any recording, filing or registration of this Mortgage or any other instrument in addition or supplemental thereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property, or any part thereof, or against Mortgagor, or to see to the performance or observance by Mortgagor of any of the covenants and agreements contained herein. The Trustee shall not be responsible for the execution, acknowledgment or validity of this Mortgage or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in


                                    Exh F-15
respect of the rights of Mortgagee. The Trustee shall have the right to advise with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel. The Trustee shall not incur any personal liability hereunder except for Trustee's own gross negligence, bad faith and/or willful misconduct; and the Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.

     Section 5.02 Successor Trustee. The Trustee may resign by written notice addressed to Mortgagee or be removed at any time with or without cause by an instrument in writing duly executed on behalf of Mortgagee. In case of the death, resignation or removal of the Trustee, a successor trustee may be appointed by Mortgagee by instrument of substitution complying with any applicable requirements of law, or, in the absence of any such requirement, without other formality than appointment and designation in writing. Written notice of such appointment and designation shall be given by Mortgagee to Mortgagor, but the validity of any such appointment shall not be impaired or affected by failure to give such notice or by any defect therein. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and, upon the making of any such appointment and designation, this Mortgage shall vest in the successor trustee all the estate and title in and to all of the Mortgaged Property, and the successor trustee shall thereupon succeed to all of the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee named herein, and one such appointment and designation shall not exhaust the right to appoint and designate a successor trustee hereunder but such right may be exercised repeatedly as long as any Indebtedness remains unpaid hereunder. To facilitate the administration of the duties hereunder, Mortgagee may appoint multiple trustees to serve in such capacity or in such jurisdictions as Mortgagee may designate.

     Section 5.03 Retention of Moneys. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

                                   ARTICLE VI

                                  Miscellaneous

     Section 6.01 Instrument Construed as Mortgage, Etc. With respect to any portions of the Mortgaged Property located in any state or other jurisdiction the laws of which do not provide for the use or enforcement of a deed of trust or the office, rights and authority of the Trustee as herein provided, the general language of conveyance hereof to the Trustee is intended and the same shall be construed as words of mortgage unto and in favor of Mortgagee and the rights and authority granted to the Trustee herein may be enforced and asserted by Mortgagee in accordance with the laws of the jurisdiction in which such portion of the Mortgaged Property is located and the same may be foreclosed at the option of Mortgagee as to any or all such portions of the Mortgaged Property in


                                    Exh F-16
any manner permitted by the laws of the jurisdiction in which such portions of the Mortgaged Property is situated. This Mortgage may be construed as a mortgage, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the lien hereof and the purposes and agreements herein set forth.

     Section 6.02 Release of Mortgage. If all Indebtedness secured hereby shall be paid and the Credit Agreement terminated, Mortgagee shall forthwith cause satisfaction and discharge of this Mortgage to be entered upon the record at the expense of Mortgagor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction and reassignment as may be appropriate. Otherwise, this Mortgage shall remain and continue in full force and effect.

     Section 6.03 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Trustee and Mortgagee in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

     Section 6.04 Successors and Assigns of Parties. The term "Mortgagee" as used herein shall mean and include any legal owner, holder, assignee or pledgee of any of the Indebtedness secured hereby. The terms used to designate Trustee, Mortgagee and Mortgagor shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

     Section 6.05 Satisfaction of Prior Encumbrance. To the extent that proceeds of the Credit Agreement are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Mortgagee at Mortgagor's request, and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such other indebtedness by Mortgagee, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

     Section 6.06 Subrogation of Trustee. This Mortgage is made with full substitution and subrogation of the Trustee and his successors in this trust and his and their assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

     Section 6.07 Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.


                                    Exh F-17

     Section 6.08 Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by registered or certified United States mail, postage prepaid, or by personal service (including express or courier service) at the addresses specified in the first paragraph of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery at the address and in the manner provided herein, upon receipt; provided that, service of notice as required by the laws of any state in which portions of the Mortgaged Property may be situated shall for all purposes be deemed appropriate and sufficient with the giving of such notice.

     Section 6.09 Counterparts. This Mortgage is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Mortgaged Property is situated in more than one county, descriptions of only those portions of the Mortgaged Property located in the county in which a particular counterpart is recorded shall be attached as Exhibit A thereto. A complete Exhibit A will be attached to that certain counterpart to be attached to a Financing Statement and filed with the Secretary of State of Texas in the Uniform Commercial Code Records. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

     Section 6.10 Exculpation Provisions. Each of the parties hereto specifically agrees that it has a duty to read this Mortgage; and agrees that it is charged with notice and knowledge of the terms of this Mortgage; that it has in fact read this Mortgage and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Mortgage; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Mortgage; and has received the advice of its attorney in entering into this Mortgage; and that it recognizes that certain of the terms of this Mortgage result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. Each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Mortgage on the basis that the party had no notice or knowledge of such provision or that the provision is not "conspicuous."


                                    Exh F-18

     WITNESS THE EXECUTION HEREOF, this 17th day of February, 2000, as of 7:01 a.m. Houston, Texas time, immediately after giving effect to the execution and effective time of that certain Conveyance of Adjustable Term Overriding Royalty Interest of even date herewith from Mortgagor to ECT Merchant Investments Corp. and Joint Energy Development Investments II Limited Partnership (the "Term ORRI Conveyance") (the "Effective Date").

                                   MORTGAGOR:

                                   BRIGHAM OIL & GAS, L.P.

                                   By: Brigham, Inc., its General Partner



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    Exh F-19

STATE OF TEXAS           )
                         )
COUNTY OF HARRIS         )


                                      TEXAS


     This instrument was acknowledged before me on February 17, 2000 by ____________________________, ______________________ of BRIGHAM, INC., a Nevada
corporation, as general partner of BRIGHAM OIL & GAS, L.P., a Delaware limited partnership, on behalf of such corporation, as general partner of the limited partnership.



                                                --------------------------------
                                                Notary Public in and for the
                                                State of Texas

                                                Notarial Seal:

                                    OKLAHOMA


     Before me, a Notary Public in and for said county and state, on this 17th day of February, 2000, personally appeared ____________________________, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as ______________________ of BRIGHAM, INC., a Nevada corporation, as general partner of BRIGHAM OIL & GAS, L.P., a Delaware limited partnership, and acknowledged to me that ______ executed the same as _______ free and voluntary act and deed, and as the free and voluntary act and deed of such corporation for the uses and purposes therein set forth.




                                                --------------------------------
                                                Notary Public in and for the
                                                State of Texas

                                                Notarial Seal:


                                    Exh F-20

                                    EXHIBIT G

                              FORM OF NEW MORTGAGE



               MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
                   SECURITY AGREEMENT AND FINANCING STATEMENT



                                      FROM


                             BRIGHAM OIL & GAS, L.P.


                                       TO

                            THOMAS MCGRAW, AS TRUSTEE



                               FOR THE BENEFIT OF

                           BANK OF MONTREAL, AS AGENT


     A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. A POWER OF SALE MAY ALLOW THE TRUSTEE OR THE AGENT TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE GRANTOR UNDER THIS INSTRUMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF MORTGAGED PROPERTY.

THIS IS DEEMED TO BE A LINE OF CREDIT MORTGAGE UNDER THE PROVISIONS OF SECTION 48-7-4 N.M.S.A.


                                    Exh G-1

                     MORTGAGE, DEED OF TRUST, ASSIGNMENT OF
             PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT


     This MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Mortgage") is entered into as of the effective time and date hereinafter stated (the "Effective Date") by BRIGHAM OIL & GAS, L.P., a Delaware limited partnership, whose address for notice is 6300 Bridge Point Parkway, Building 2, Suite 500, Austin, Texas 78730 ("Mortgagor"), to THOMAS McGRAW, as Trustee, whose address for notice is 700 Louisiana, Suite 4400, Houston, Texas 77002 ("Trustee") for the benefit of BANK OF MONTREAL, AS AGENT, whose address for notice is 700 Louisiana, Suite 4400, Houston, Texas 77002 ("Mortgagee").

                                R E C I T A L S:

     A. Mortgagor, Mortgagee and the Lenders (herein so called) described therein executed that certain Amended and Restated Credit Agreement dated as of February 17, 2000, (as so amended and as the same may be further amended or supplemented from time to time, the "Credit Agreement") pursuant to which the Lenders have made or agreed to make certain advances to and on behalf of the Mortgagor.

     B. Therefore, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby agrees as follows:

                                    ARTICLE I

                     Grant of Lien and Indebtedness Secured

          Section 1.1 Grant of Liens. To secure payment of the Indebtedness (as hereinafter defined) and the performance of the covenants and obligations herein contained, Mortgagor does by these presents hereby, subject to the reservations and restrictions set forth herein below, (i) GRANT, BARGAIN, SELL, ASSIGN, SET OVER, TRANSFER and CONVEY unto Trustee and the Trustee's successors and substitutes in trust hereunder with power of sale, for the use and benefit of Agent and the Lenders, all of the following described Oil and Gas Leasehold interests, personal property, rights, titles, interests and estates which are located in (or cover properties located in) the State of Texas or which are located within (or cover properties located within) the offshore area over which the United States of America asserts jurisdiction and to which the laws of such state are applicable with respect to this Mortgage and/or the liens or security interests created hereby (the "Deed of Trust Mortgaged Property") and (ii) GRANT, MORTGAGE, PLEDGE, HYPOTHECATE AND GRANT A POWER OF SALE to Mortgagee, for its benefit and the benefit of the Lenders, with respect to all of the following described Oil and Gas Leasehold interests, personal property, rights, titles, interests and estates which were not granted to Trustee in clause (i) above but
which are located in (or cover properties located in) the State of [       ] or
which are located within (or cover properties located within) the offshore area over which the United States of America asserts jurisdiction and to which the laws of the aforementioned states are applicable with respect to this


                                    Exh G-2

Mortgage and/or the liens or security interests created hereby (collectively, the "Other Mortgaged Property") (the Deed of Trust Property and the Other Mortgaged Property are hereinafter collectively referred to as the "Mortgaged Property"):

               (a) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to the oil and gas leases and/or oil, gas and other mineral leases and other interests and estates and the lands and premises covered or affected thereby which are described on Exhibit A attached hereto (the "Hydrocarbon Property") or which Hydrocarbon Property is otherwise referred to herein.

               (b) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to (i) the properties now or hereafter pooled or unitized with the Hydrocarbon Property; (ii) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which may affect all or any portion of the Hydrocarbon Property including, without limitation, those units which may be described or referred to on attached Exhibit A attached hereto; (iii) all operating agreements, production sales or other contracts, farm-out agreements, farm-in agreements, area of mutual interest agreements, equipment leases and other agreements described or referred to in this Mortgage or which relate to any of the Hydrocarbon Property or interests in the Hydrocarbon Property described or referred to herein or on Exhibit A attached hereto or to the production, sale, purchase, exchange, processing, handling, storage, transporting or marketing of the Hydrocarbons (hereinafter defined) from or attributable to such Hydrocarbon Property or interests including, without limitation, all agreements and arrangements described in Schedule 7.10 of the Credit Agreement; and (iv) subject to applicable restrictions on disclosure and/or transfer, all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Property, the Hydrocarbons, or any other item of property which are in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data.

               (c) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively called the "Hydrocarbons") in and under and which may be produced and saved from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and Mortgagor's interests therein, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and Mortgagor's interests therein which are subjected or required to be subjected to the liens and security interests of this Mortgage.

               (d) All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Property rights, titles, interests and estates described or referred to in paragraphs (a) and (b) above, which are now owned or which may hereafter be acquired by Mortgagor, including, without limitation, any and


                                    Exh G-3
all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Hydrocarbon Property or the lands pooled or unitized therewith (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

               (e) Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien and security interest hereof by Mortgagor or by anyone on Mortgagor's behalf; and the Trustee is hereby authorized to receive the same at any time as additional security hereunder.

               (f) All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Mortgagor in and to the Hydrocarbon Property rights, titles, interests and estates and every part and parcel thereof, including, without limitation, the Hydrocarbon Property rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Permitted Encumbrances (as hereinafter defined) to which any of the Hydrocarbon Property rights, titles, interests or estates are subject, or otherwise; all rights of Mortgagor to liens and security interests securing payment of proceeds from the sale of production from the Mortgaged Property, including, but not limited to, those liens and security interests provided in Tex. Bus. & Com. Code Ann.
Section 9.319 (Tex. UCC) (Vernon Supp. 1989) ("Section 9.319 Tex. UCC"), as amended from time to time; together with any and all renewals and extensions of any of the Hydrocarbon Property rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by Mortgagor in and to the Hydrocarbon Property rights, titles, interests or estates.

               (g) All accounts, contract rights, inventory, general intangibles, insurance contracts and insurance proceeds constituting a part of, relating to or arising out of those portions of the Mortgaged Property which are described in paragraphs (a) through (f) above and all proceeds and products of all such portions of the Mortgaged Property and payments in lieu of production (such as "take or pay" payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets.

     Notwithstanding any provision hereof to the contrary, this Mortgage does not cover, and there is expressly excepted and excluded from the definition of Mortgaged Property, any properties, rights and interests as may be beneficially or equitably owned by (or contractually owing or potentially owing to), or otherwise as may become owing a third party (the


                                    Exh G-4

"Participating Third Parties") whether in an absolute or in a contingent manner, under any one or more of the agreements or other arrangements described in
Schedule 7.10 of the Credit Agreement as such agreements or arrangements are in effect at the date hereof, as read notwithstanding the last sentence of such
Schedule 7.10, to the extent only that such agreement or arrangement has heretofore been entered into by Mortgagor and any such Participating Third Parties, until such time, if ever, as the interest or potential interest of such Participating Third Party vests in Mortgagor; without limiting the generality of the foregoing, any undivided interest with respect to which Mortgagor holds legal title (whether of record or not), shall be excluded from the definition of Mortgaged Property to the extent a Participating Third Party now has an interest, whether beneficial or equitable, vested or contingent, therein.

     TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee and to his successors and assigns forever to secure the payment of the Indebtedness (hereinafter defined) and to secure the performance of the covenants, agreements, and obligations of the Mortgagor herein contained, subject to (i) all Excepted Liens (as defined in the Credit Agreement) and any other Liens described in Exhibit A attached hereto and (ii) all other agreements described in Schedule 7.10 of the Credit Agreement as such agreements or arrangements are in effect at the date hereof as read notwithstanding the last sentence thereof, only to the extent that such agreement or arrangement has heretofore been entered into by Mortgagor and any Participating Third Party (items (i) and (ii) above are hereinafter collectively referred to as the "Permitted Encumbrances").

          Section 1.2 Grant of Security Interest. To further secure the Indebtedness, Mortgagor hereby grants to Mortgagee, subject to the reservations and restrictions set forth herein below, a security interest in and to the Mortgaged Property (whether now or hereafter acquired by operation of law or otherwise) insofar as the Mortgaged Property consists of equipment, accounts, contract rights, general intangibles (subject in the case of geological and geophysical data (including without limitation raw data and interpretations), contract rights and general intangibles to any existing restrictions on disclosure and/or transfer), insurance contracts, insurance proceeds, inventory, Hydrocarbons, fixtures and any and all other personal property of any kind or character defined in and subject to the provisions of the Uniform Commercial Code presently in effect in the jurisdiction in which the Mortgaged Property is situated ("Applicable UCC"), including the proceeds and products from any and all of such Mortgaged Property. Upon the happening of any of the Events of Default, Mortgagee is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the Applicable UCC with reference to the personal property and fixtures in which Mortgagee has been granted a security interest herein, or the Trustee or Mortgagee may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this Mortgage in respect of the real property covered hereby. Such rights, powers and remedies shall be cumulative and in addition to those granted to the Trustee or Mortgagee under any other provision of this Mortgage or under any other Security Instrument. Written notice mailed to Mortgagor as provided herein at least five (5) days prior to the date of public sale of any part of the Mortgaged Property which is personal property subject to the provisions of the Applicable UCC, or prior to the date after which private sale of any such part of the Mortgaged Property will be made, shall constitute reasonable notice.


                                    Exh G-5

          Section 1.3 Indebtedness Secured. This Mortgage is executed and delivered by Mortgagor to secure and enforce the following (the "Indebtedness"):

               (a) Payment of and performance of any and all indebtedness, obligations and liabilities of Mortgagor pursuant to the Credit Agreement, whether now existing or hereafter arising, including without limitation, (i) that certain promissory note by Mortgagor in favor of Bank of Montreal and being in the principal amount of $23,153,830, dated February 17, 2000 with final maturity on or before December 31, 2002 and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter called the "BMO Note"), (ii) that certain promissory note by Mortgagor in favor of Societe Generale, Southwest Agency and being in the principal amount of $11,846,170, dated February 17, 2000 with final maturity on or before December 31, 2002 and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter called the "Soc-Gen Note,") (iii) that certain promissory note by Mortgagor in favor of Shell Capital Inc. and being in the principal amount of $40,000,000, dated February 17, 2000 with final maturity on or before December 31, 2002 and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter called the "SCI Note" and, together with the BMO Note and the Soc-Gen Note, the "Notes") and (iv) any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction in existence as of the date hereof or hereafter arising between (i) Mortgagor and Bank of Montreal and its successors or assigns (a "BMO Hedge Party") and Soc-Gen and its successors or assigns (a "Soc-Gen Hedge Party") entered into while such BMO Hedge Party or such Soc-Gen Hedge Party is a Lender; and (ii) Mortgagor and SCI and its successors or assigns (with Loans or Commitments of $20 million or more) or any Affiliate of SCI (SCI and any Affiliate of SCI a "SCI Hedge Party") entered into while such SCI Hedge Party or Fathom Energy Capital I, L.L.C, is a Lender. For purposes of this Section 1.03, the parties intend that any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option entered into between the Mortgagor and a Lender or in the case of SCI, a SCI Hedge Party, while such Person was a party to the Credit Agreement shall continue to be secured even after the time such Person ceases to be a party to the Credit Agreement as a Lender.

               (b) Any sums which may be advanced or paid by Mortgagee or any Lender under the terms hereof or of the Credit Agreement or the other Loan Documents on account of the failure of Mortgagor to comply with the covenants of Mortgagor contained herein or in the Credit Agreement or such other Loan Documents; and all other indebtedness of Mortgagor arising pursuant to the provisions of this Mortgage.

          Section 1.4 Fixture Filing, Etc. Without in any manner limiting the generality of any of the other provisions of this Mortgage: (i) some portions of the goods described or to which reference is made herein are or are to become fixtures on the land described or to which


                                    Exh G-6
reference is made herein or on attached Exhibit A; (ii) the security interests created hereby under applicable provisions of the Applicable UCC will attach to Hydrocarbons (minerals including oil and gas) or the accounts resulting from the sale thereof at the wellhead or minehead located on the land described or to which reference is made herein; (iii) this Mortgage is to be filed of record in the real estate records as a financing statement; and (iv) Mortgagor is the record owner of the real estate or interests in the real estate comprised of the Mortgaged Property.

          Section 1.5 Defined Terms. Any capitalized term used in this Mortgage and not defined in this Mortgage shall have the meaning assigned to such term in the Credit Agreement.

                                   ARTICLE II

                            Assignment of Production

          Section 2.1 Assignment. Mortgagor has absolutely and unconditionally assigned, transferred, and conveyed, and does hereby absolutely and unconditionally assign, transfer and convey unto Mortgagee, its successors and assigns, all of the Hydrocarbons and all products obtained or processed therefrom, and the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as "take or pay" payments or settlements. The Hydrocarbons and products are to be delivered into pipe lines connected with the Mortgaged Property, or to the purchaser thereof, to the credit of Mortgagee, free and clear of all taxes, charges, costs, and expenses; and all such revenues and proceeds shall be paid directly to Mortgagee, at its banking quarters in Chicago, Illinois, with no duty or obligation of any party paying the same to inquire into the rights of Mortgagee to receive the same, what application is made thereof, or as to any other matter. Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by Mortgagee or any party in order to have said proceeds and revenues so paid to Mortgagee. Mortgagee is fully authorized to receive and receipt for said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of Mortgagor or Mortgagee for the account of Mortgagor received from or in connection with said revenues or proceeds and to hold the proceeds thereof in a bank account as additional collateral securing the Indebtedness; and to execute transfer and division orders in the name of Mortgagor, or otherwise, with warranties binding Mortgagor. All proceeds received by the Mortgagee pursuant to this assignment shall be applied as provided in the other Loan Documents. Mortgagee shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but Mortgagee shall have the right, at its election, in the name of Mortgagor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by Mortgagee in order to collect such funds and to protect the interests of Mortgagee, and/or Mortgagor, with all costs, expenses and attorneys' fees incurred in connection therewith being paid by Mortgagor. Mortgagor hereby appoints Mortgagee as its attorney-in-fact to pursue any and all rights of Mortgagor to liens on and security interests in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons. In addition to the rights granted to Trustee and/or Mortgagee in Section 1.1(f) of this Mortgage, Mortgagor hereby further transfers and assigns to Mortgagee any and all such liens, security interests, financing statements or similar interests of Mortgagor attributable to its interest in the Hydrocarbons and proceeds of


                                    Exh G-7
runs therefrom arising under or created by said statutory provision, judicial decision or otherwise. The power of attorney granted to Mortgagee in this
Section 2.1, being coupled with an interest, shall be irrevocable so long as the Indebtedness or any part thereof remains unpaid.

          Section 2.2 Rights Under Texas Act. Mortgagor hereby grants, sells, assigns, sets over and mortgages unto Mortgagee during the term hereof, all of Mortgagor's rights and interests pursuant to the provisions of Section 9.319 Tex. UCC, hereby vesting in Mortgagee all of Mortgagor's rights as an interest owner to the continuing security interest in and lien upon the Deed of Trust Mortgaged Property.

          Section 2.3 No Modification of Payment Obligations. Nothing herein contained shall modify or otherwise alter the obligation of Mortgagor to make prompt payment of all principal and interest owing on the Indebtedness when and as the same become due, regardless of whether the proceeds of the Hydrocarbons are sufficient to pay the same, and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Indebtedness.

                                   ARTICLE III

                    Representations, Warranties and Covenants

         Mortgagor hereby represents, warrants and covenants as follows:

          Section 3.1 Defend Title. The Mortgaged Property is free of any and all Liens (as defined in the Credit Agreement) created by, through or under Mortgagor (but not otherwise) except the Permitted Encumbrances. Mortgagor will not create or suffer to be created or permit to exist any lien, security interest or charge prior or junior to or on a parity with the lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof or upon the rents, issues, revenues, profits and other income therefrom, excluding only Permitted Encumbrances. Mortgagor will maintain and preserve the lien created hereby so long as any of the Indebtedness secured hereby remains unpaid.

          Section 3.2 Not a Foreign Person. Mortgagor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

          Section 3.3 Power to Create Lien and Security. The Mortgagor has, in all material respects, full power and lawful authority to grant, bargain, sell, assign, transfer, mortgage, and convey a security interest in all of the Mortgaged Property in the manner and form herein provided and without obtaining the authorization, approval, consent or waiver of any lessor, sublessor, Governmental Authority or other party or parties whomsoever.

          Section 3.4 Operation By Third Parties. All or portions of the Mortgaged Property may be comprised of interests in the Hydrocarbon Property which are other than working interests or which may be operated by a party or parties other than Mortgagor and with


                                    Exh G-8
respect to all or any such interests and properties as may be comprised of interests other than working interests or which may be operated by parties other than Mortgagor, Mortgagor's covenants as expressed in this Article III are modified to require that Mortgagor use its best efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such leases or properties.

          Section 3.5 Abandonment; Sales. The Mortgagor will not sell, lease, assign, transfer or otherwise dispose or abandon any of the Mortgaged Property except as permitted by the Credit Agreement.

          Section 3.6 Failure to Perform. The Mortgagor agrees that if the Mortgagor, after receipt from Mortgagee of written notice and demand, fails to perform any act or to take any action which the Mortgagor is required to perform or take hereunder or pay any money which the Mortgagor is required to pay hereunder, each of the Mortgagee and the Trustee in the Mortgagor's name or its or their own name may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by the Mortgagor to the Mortgagee or the Trustee, as the case may be, and each of the Mortgagee and the Trustee, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Mortgagor to each of the Mortgagee and the Trustee pursuant to this Mortgage shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to such Person until paid at the Post-Default Rate, and all such amounts together with such interest thereon shall be a part of the Indebtedness described in Section 1.3 hereof.

                                   ARTICLE IV

                               Rights and Remedies

          Section 4.1 Event of Default. An "Event of Default" under the Credit Agreement shall be an Event of Default under this Mortgage.

          Section 4.2 Foreclosure and Sale. If an Event of Default shall occur and be continuing, Mortgagee shall have the right and option to proceed with foreclosure by directing the Trustee, or his successors or substitutes in trust, to proceed with foreclosure and to sell, to the extent permitted by governing law, all or any portion of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by governing law, or, in the absence of any such requirement, as the Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Mortgaged Property is situated in more than one county, notice as above provided shall be posted and filed in all such counties (if such notices are required by governing law), and all such Mortgaged Property may be sold in any such county and any such notice shall designate the county where such Mortgaged Property is to be sold. Nothing contained in this
Section 4.2 shall be construed so as to limit in any way the Trustee's rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. Mortgagor hereby irrevocably appoints the


                                    Exh G-9

Trustee to be the attorney of Mortgagor and in the name and on behalf of Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Mortgagor ought to execute and deliver and do and perform any and all such acts and things which Mortgagor ought to do and perform under the covenants herein contained and generally, to use the name of Mortgagor in the exercise of all or any of the powers hereby conferred on the Trustee. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (Mortgagor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Mortgagor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder,
(iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by governing law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor, and (vii) to the extent and under such circumstances as are permitted by governing law, Mortgagee may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Indebtedness (in the order of priority set forth in Section 4.13 hereof) in lieu of cash payment.

          Section 4.3 Substitute Trustees and Agents. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute trustee conducting the sale.

          Section 4.4 Judicial Foreclosure; Receivership. If any of the Indebtedness shall become due and payable and shall not be promptly paid, the Trustee or Mortgagee shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any


                                    Exh G-10
power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction, the appointment of (and Trustee or Mortgagee shall be entitled to the appointment of) a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy. Any money advanced by the Trustee and/or Mortgagee in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to the Trustee and/or Mortgagee and shall bear interest from the date of making such advance by the Trustee and/or Mortgagee until paid at the Post Default Rate.

          Section 4.5 Foreclosure for Installments. Mortgagee shall also have the option to proceed with foreclosure in satisfaction of any installments of the Indebtedness which have not been paid when due either through the courts of competent jurisdiction or by directing the Trustee or his successors in trust to proceed with foreclosure in satisfaction of the matured but unpaid portion of the Indebtedness as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Indebtedness, and any such sale shall not in any manner affect the unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness, this Mortgage shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Indebtedness.

          Section 4.6 Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

          Section 4.7 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Mortgagor or Mortgagor's heirs, devisees, representatives, successors or assigns or any other person claiming any interest in the Mortgaged Property by, through or under Mortgagor, are occupying or using the Mortgaged Property or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, or at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Mortgaged Property (such as an action for forcible entry and detainer) in any court having jurisdiction.


                                    Exh G-11

          Section 4.8 Remedies Cumulative, Concurrent and Nonexclusive. Every right, power and remedy herein given to the Trustee or Mortgagee shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the Applicable UCC in effect and applicable to the Mortgaged Property or any portion thereof) each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Trustee or Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by the Trustee or Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

          Section 4.9 No Release of Obligations. Neither Mortgagor, any guarantor nor any other person hereafter obligated for payment of all or any part of the Indebtedness shall be relieved of such obligation by reason of (a) the failure of Trustee to comply with any request of Mortgagor, or any guarantor or any other person so obligated to foreclose the lien of this Mortgage or to enforce any provision hereunder or under the Credit Agreement; (b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending, renewing, rearranging or in any other way modifying the terms of this Mortgage without first having obtained the written consent of, given notice to or paid any consideration to Mortgagor, any guarantor or such other person, and in such event Mortgagor, guarantor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Mortgagee; or (d) by any other act or occurrence save and except the complete payment of the Indebtedness and the complete fulfillment of all obligations hereunder or under the Credit Agreement.

          Section 4.10 Release of and Resort to Collateral. Mortgagee may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its stature as a first and prior lien and security interest in and to the Mortgaged Property, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Indebtedness. For payment of the Indebtedness, Mortgagee may resort to any other security therefor held by Mortgagee or Trustee in such order and manner as Mortgagee may elect.

          Section 4.11 Waiver of Redemption, Notice and Marshalling of Assets, Etc. To the fullest extent permitted by applicable law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Mortgagor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement (except as otherwise provided in Section 4.16 of this Mortgage), valuation (except as otherwise provided in Section 4.16 of this Mortgage), stay of execution, exemption from civil process, redemption or extension of time for payment and (b) any right to a marshalling of assets or a sale in inverse order of alienation. If any law referred to in this Mortgage and now in force, of which Mortgagor or its successor or


                                    Exh G-12
successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof. Provided, however, that if the laws of any state do not permit the redemption period to be waived, the redemption period is specifically reduced to the minimum amount of time allowable by governing statute, and specifically for any property located in the State of New Mexico, the redemption period hereunder shall be reduced to one month.

          Section 4.12 Discontinuance of Proceedings. In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Credit Agreement and shall thereafter elect to discontinue or abandon same for any reason, Mortgagee shall have the unqualified right so to do and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Indebtedness, this Mortgage, the Credit Agreement, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.

          Section 4.13 Application of Proceeds. The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received by the Trustee or Mortgagee in any proceedings for the enforcement hereof or otherwise, whose application has not elsewhere herein been specifically provided for, shall be applied:

               (a) first, to the payment of all reasonable expenses incurred by the Trustee or Mortgagee incident to the enforcement of this Mortgage, the Credit Agreement or any of the Indebtedness (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees, legal fees and a reasonable commission to the Trustee acting), and to the payment of all other charges, reasonable expenses, liabilities and advances incurred or made by the Trustee or Mortgagee under this Mortgage or in executing any trust or power hereunder;

               (b) second to payment of the Indebtedness in such order and manner as Mortgagee may elect; and

               (c) third, to Mortgagor; or as otherwise required by any Governmental Requirement.

          Section 4.14 Resignation of Operator. In addition to all rights and remedies under this Mortgage, at law and in equity, if any Event of Default shall occur and Trustee or the Mortgagee shall exercise any possessory remedies under this Mortgage with respect to any portion of the Hydrocarbon Property (or Mortgagor shall transfer any Mortgaged Property "in lieu of" foreclosure), the Mortgagee or the Trustee shall have the right to request that any operator of any Hydrocarbon Property which is either Mortgagor or any Affiliate of Mortgagor to resign as operator under the joint operating agreement applicable thereto, and no later than 60 days after receipt by Mortgagor of any such request, Mortgagor shall resign (or cause such other party to resign) as operator of such Hydrocarbon Property.


                                    Exh G-13

          Section 4.15 INDEMNITY. IN CONNECTION WITH ANY ACTION TAKEN BY THE TRUSTEE AND/OR MORTGAGEE PURSUANT TO THIS MORTGAGE, THE TRUSTEE AND/OR MORTGAGEE AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY MORTGAGOR RESULTING FROM AN ASSERTION THAT MORTGAGEE HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY, INCLUDING SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF AN INDEMNIFIED PARTY, UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH OF AN INDEMNIFIED PARTY, NOR SHALL THE TRUSTEE AND/OR MORTGAGEE BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF MORTGAGOR. MORTGAGOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY EACH INDEMNIFIED PARTY FOR, AND TO HOLD EACH INDEMNIFIED PARTY HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY ANY INDEMNIFIED PARTY BY REASON OF THIS MORTGAGE OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER. SHOULD THE TRUSTEE AND/OR MORTGAGEE MAKE ANY EXPENDITURE ON ACCOUNT OF ANY SUCH LIABILITY, LOSS OR DAMAGE, THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE ATTORNEYS' FEES, SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION MORTGAGOR HEREBY EXPRESSLY PROMISES TO PAY) OWING BY MORTGAGOR TO THE TRUSTEE AND/OR MORTGAGEE AND SHALL BEAR INTEREST FROM THE DATE EXPENDED UNTIL PAID AT THE POST-DEFAULT RATE, SHALL BE A PART OF THE INDEBTEDNESS AND SHALL BE SECURED BY THIS MORTGAGE AND ANY OTHER SECURITY INSTRUMENT. MORTGAGOR HEREBY ASSENTS TO, RATIFIES AND CONFIRMS ANY AND ALL ACTIONS OF THE TRUSTEE AND/OR MORTGAGEE WITH RESPECT TO THE MORTGAGED PROPERTY TAKEN UNDER, AND IN COMPLIANCE WITH THE TERMS OF, THIS MORTGAGE. THE LIABILITIES OF THE MORTGAGOR AS SET FORTH IN THIS SECTION 4.15 SHALL SURVIVE THE TERMINATION OF THIS MORTGAGE.

          Section 4.16 Power of Sale in Oklahoma. Any sale of any part of the Mortgaged Property located in the State of Oklahoma shall be made in conformity to the laws thereof, and it is agreed that the appraisement of any such properties is expressly waived or not waived at the option of the Agent, and any such option may be exercised prior to the time judgment is rendered in any foreclosure hereon. A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE AGENT TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY GRANTOR UNDER THIS MORTGAGE. The parties hereto are cognizant of and acknowledge the Oklahoma Power of Sale Mortgage Foreclosure Act which went into effect November 1, 1986. Notwithstanding any provision of Article IV to the contrary, it is the intent of the parties that the provisions herein relating to the power of sale which are applicable to the Mortgaged Property located in the State of Oklahoma are subject to the provisions of the Oklahoma Power of Sale


                                    Exh G-14

Mortgage Foreclosure Act. In addition, it is the intent of the parties that the power of sale granted herein may be exercised by the Mortgagee pursuant to the terms and provisions of the Oklahoma Power of Sale Mortgage Foreclosure Act. To that end, Mortgagor hereby confers and grants to the Agent and Trustee the power to sell the Mortgaged Property and the interests of persons therein in the manner provided in the Oklahoma Power of Sale Mortgage Foreclosure Act. No action of the Agent or the Trustee based on the provisions in this Mortgage or the Oklahoma Power of Sale Mortgage Foreclosure Act, including the giving of the Notice of Intent to Foreclose by Power of Sale or the Notice of Sale, shall constitute an election of remedies that would preclude the Agent or Trustee from pursuing judicial foreclosure before or at any time after commencement of the power of sale foreclosure procedure mandated by the Oklahoma Power of Sale Mortgage Foreclosure Act.

                                    ARTICLE V

                                   The Trustee

          Section 5.1 Duties, Rights, and Powers of Trustee. It shall be no part of the duty of the Trustee to see to any recording, filing or registration of this Mortgage or any other instrument in addition or supplemental thereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property, or any part thereof, or against Mortgagor, or to see to the performance or observance by Mortgagor of any of the covenants and agreements contained herein. The Trustee shall not be responsible for the execution, acknowledgment or validity of this Mortgage or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of Mortgagee. The Trustee shall have the right to advise with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel. The Trustee shall not incur any personal liability hereunder except for Trustee's own gross negligence, bad faith and/or willful misconduct; and the Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.

          Section 5.2 Successor Trustee. The Trustee may resign by written notice addressed to Mortgagee or be removed at any time with or without cause by an instrument in writing duly executed on behalf of Mortgagee. In case of the death, resignation or removal of the Trustee, a successor trustee may be appointed by Mortgagee by instrument of substitution complying with any applicable requirements of law, or, in the absence of any such requirement, without other formality than appointment and designation in writing. Written notice of such appointment and designation shall be given by Mortgagee to Mortgagor, but the validity of any such appointment shall not be impaired or affected by failure to give such notice or by any defect therein. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and, upon the making of any such appointment and designation, this Mortgage shall vest in the successor trustee all the estate and title in and to all of the Mortgaged Property, and the successor trustee shall thereupon succeed to all of the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee named herein, and one such appointment and designation shall not exhaust the right to appoint and


                                    Exh G-15
designate a successor trustee hereunder but such right may be exercised repeatedly as long as any Indebtedness remains unpaid hereunder. To facilitate the administration of the duties hereunder, Mortgagee may appoint multiple trustees to serve in such capacity or in such jurisdictions as Mortgagee may designate.

          Section 5.3 Retention of Moneys. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

                                   ARTICLE VI

                                  Miscellaneous

          Section 6.1 Instrument Construed as Mortgage, Etc. With respect to any portions of the Mortgaged Property located in any state or other jurisdiction the laws of which do not provide for the use or enforcement of a deed of trust or the office, rights and authority of the Trustee as herein provided, the general language of conveyance hereof to the Trustee is intended and the same shall be construed as words of mortgage unto and in favor of Mortgagee and the rights and authority granted to the Trustee herein may be enforced and asserted by Mortgagee in accordance with the laws of the jurisdiction in which such portion of the Mortgaged Property is located, and the same may be foreclosed at the option of Mortgagee as to any or all such portions of the Mortgaged Property in any manner permitted by the laws of the jurisdiction in which such portions of the Mortgaged Property is situated. This Mortgage may be construed as a mortgage, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the lien hereof and the purposes and agreements herein set forth.

          Section 6.2 Release of Mortgage. If all Indebtedness secured hereby shall be paid and the Credit Agreement terminated, Mortgagee shall forthwith cause satisfaction and discharge of this Mortgage to be entered upon the record at the expense of Mortgagor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction and reassignment as may be appropriate. Otherwise, this Mortgage shall remain and continue in full force and effect.

          Section 6.3 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Trustee and Mortgagee in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

          Section 6.4 Successors and Assigns of Parties. The term "Mortgagee" as used herein shall mean and include any legal owner, holder, assignee or pledgee of any of the Indebtedness secured hereby. The terms used to designate Trustee, Mortgagee and Mortgagor


                                    Exh G-16
shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

          Section 6.5 Satisfaction of Prior Encumbrance. To the extent that proceeds of the Credit Agreement are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Mortgagee at Mortgagor's request, Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such other indebtedness by Mortgagee, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

          Section 6.6 Subrogation of Trustee. This Mortgage is made with full substitution and subrogation of the Trustee and his successors in this trust and his and their assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

          Section 6.7 Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

          Section 6.8 Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by registered or certified United States mail, postage prepaid, or by personal service (including express or courier service) at the addresses specified in the first paragraph of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery at the address and in the manner provided herein, upon receipt; provided that service of notice as required by the laws of any state in which portions of the Mortgaged Property may be situated shall for all purposes be deemed appropriate and sufficient with the giving of such notice.

          Section 6.9 Counterparts. This Mortgage is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Mortgaged Property is situated in more than one county, descriptions of only those portions of the Mortgaged Property located in the county in which a particular counterpart is recorded shall be attached as Exhibit A thereto. A complete Exhibit A will be attached to that certain counterpart to be attached to a Financing Statement and filed (a) with respect to the Deed of Trust
Mortgaged Property, with the Secretary of State of [        ] in the Uniform
Commercial Code Records, and (b) with respect to the Other Mortgaged Property,
with the [                    ]. Each of such counterparts shall for all
purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


                                    Exh G-17

          Section 6.10 Exculpation Provisions. Each of the parties hereto specifically agrees that it has a duty to read this Mortgage; and agrees that it is charged with notice and knowledge of the terms of this Mortgage; that it has in fact read this Mortgage and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Mortgage; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Mortgage; that it has received the advice of its attorney in entering into this Mortgage; and that it recognizes that certain of the terms of this Mortgage result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. Each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Mortgage on the basis that the party had no notice or knowledge of such provision or that the provision is not "conspicuous."


                                    Exh G-18

     WITNESS THE EXECUTION HEREOF, this 17th day of February, 2000, as of 7:01 a.m. Houston, Texas time, immediately after giving effect to the execution and effective time of that certain Conveyance of Adjustable Term Overriding Royalty Interest of even date herewith from Mortgagor to ECT Merchant Investments Corp. and Joint Energy Development Investments II Limited partnership (the "Term ORRI Conveyance") (the "Effective Date").

                                   MORTGAGOR:

                                   BRIGHAM OIL & GAS, L.P.

                                   By: Brigham, Inc., its General Partner


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


EXECUTION
WITNESSED BY:


-------------------------------
Name:
     --------------------------


-------------------------------
Name:
     --------------------------



                                    Exh G-19

STATE OF TEXAS               )
                             )
COUNTY OF HARRIS             )



                                    OKLAHOMA


     Before me, a Notary Public in and for said county and state, on this 17th day of February, 2000, personally appeared _________________________________, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as _______________________ of BRIGHAM, INC., a Nevada corporation, as general partner of BRIGHAM OIL & GAS, L.P., a Delaware limited partnership, and acknowledged to me that ______ executed the same as _____ free and voluntary act and deed, and as the free and voluntary act and deed of such corporation for the uses and purposes therein set forth.

                                      TEXAS


     This instrument was acknowledged before me on February 17, 2000, by ___________________________, _____________ of BRIGHAM, INC., a Nevada
corporation, as general partner of BRIGHAM OIL & GAS, L.P., a Delaware limited partnership, on behalf of such corporation, as general partner of the limited partnership.

                                                 ------------------------------
                                                 Notary Public in and for the
                                                 State of Texas

                                                 Notarial Seal:



                                    Exh G-20

                                    EXHIBIT A

                               MORTGAGED PROPERTY


                                    Exh G-21

                                    EXHIBIT B

                                   ASSIGNMENTS


                                    Exh G-22

                                  SCHEDULE 7.02


                                   LIABILITIES

Any matter disclosed in any Schedule hereto and any additional matter disclosed in Brigham Exploration Company's financial statements and/or any cash budget heretofore delivered to the Agent.


                                   Sch 7.2-1

                                  SCHEDULE 7.03


                                   LITIGATION

                                      NONE


                                   Sch 7.03-1

                                  SCHEDULE 7.09


                                      TAXES

                                      NONE


                                   Sch 7.09-1

                                  SCHEDULE 7.10


                                  TITLES, ETC.

(a) The rights and interests afforded Gasco Limited Partnership ("Gasco") and its successors and assigns under the terms of (i) that certain Expense Allocation and Participation Agreement dated as of April 1, 1996, by and between Gasco and Borrower, as heretofore and/or hereafter amended, expanded, supplemented, renewed and/or extended, and (ii) that certain Expense Allocation and Participation Agreement II dated as of April 1, 1997, by and between Gasco and Borrower, as heretofore and/or hereafter amended, expanded, supplemented, renewed and/or extended, and (iii) that certain Expense Allocation and Participation Agreement III dated as of March 1, 1998, by and between Gasco and Borrower, as heretofore and/or hereafter amended, expanded, supplemented, renewed and/or extended.

(b) The rights and interests afforded Middle Bay Oil Company ("Middle Bay") and its successors and assigns under the terms of that certain Expense Allocation and Participation Agreement dated as of April 1, 1996, by and between Middle Bay and Borrower, as heretofore and/or hereafter amended, modified, expanded, supplemented, renewed and/or extended.

(c) The rights and interests afforded Stephens Production Company ("Stephens") and its successors and assigns under the terms of that certain Anadarko Basin Joint Participation Agreement dated as of May 1, 1996, by and between Borrower and Stephens, as heretofore and/or hereafter amended, modified, expanded, supplemented, renewed and/or extended.

(d) The rights and interests afforded Vintage Petroleum, Inc. ("Vintage") and its successors and assigns under the terms of that certain Anadarko Basin Joint Participation Agreement dated as of May 1, 1996, by and between Borrower and Vintage, as heretofore and/or hereafter amended, modified, expanded, supplemented, renewed and/or extended.

(e) The rights and interests afforded Brigham-Duke (Delaware) LLC ("Duke") and its successors and assigns under the terms of that certain Joint Development Agreement dated as of February 17, 1999, by and between Duke and Borrower, as heretofore amended.

(f) The rights and interests afforded third parties under the terms of various farmout, exploration, joint participation and/or operating agreements, whether now existing or hereafter entered into and further as heretofore and/or hereafter amended, modified, expanded, supplemented, renewed and/or extended, under or in relation to which Borrower agrees to farm-out to one or more third parties one or more Oil and Gas Property and/or undertakes with one or more third party(ies) the joint exploration and/or development of one or more Oil and Gas Properties (which rights and interests may


                                   Sch 7.10-1
include, without limitation, rights under Area of Mutual Interests agreements and rights in respect of forfeiture of all or a portion of Borrower's interests in an Oil and Gas Property, or part thereof or interest therein, that is triggered by an election not to participate in a proposed operation);

(g) consulting agreements, whether now existing or hereafter entered into and further as heretofore and/or hereafter amended, expanded, supplemented, renewed and/or extended, with third party geologists, landmen or other oil and gas industry participants who agree to perform services in return, in whole or in part, for an overriding royalty interest or other interest in or relating to any Oil and Gas Properties; and

(h) the Term ORRI.

In no event will any agreement or other matter referred to in this Schedule 7.10, other than the Term ORRI, cause the Borrower's net interest in production or net cost and expense obligation with respect to Hydrocarbon Interests as reflected in a Standard Mortgage to be reduced or otherwise adversely affected.


                                   Sch 7.10-2

                                 SCHEDULE 7.14


                         SUBSIDIARIES AND PARTNERSHIPS

Brigham, Inc.
Brigham Oil & Gas, L.P.
Brigham Holdings I, LLC
Brigham Holdings II, LLC

Quest Resources, LLC

Venture Acquisitions, LP

Each of the foregoing is owned 100% (directly by or indirectly) by Seller, other than Venture Acquisitions, LP.

The address for each of the foregoing is:

6300 Bridge Point Parkway
Building 2, Suite 500
Austin, TX  78730
Attention:  Curtis Harrell


                                   Sch 7.14-1

                                  SCHEDULE 7.17


                              ENVIRONMENTAL MATTERS

                                      NONE


                                   Sch 7.17-1

                                  SCHEDULE 7.19


                                    INSURANCE

INTEREST Property Coverage
         Carrier                      Security Insurance Company of Hartford
         Policy Period                         August 1, 1999 to August 1, 2000
         Policy No.                            CTPPG30231
         Limits                                $1,520,000 (Austin), $100,000 (Houston)-personal;

                                               $2,515,000 computer equipment
         Deductible                            $1,000

INTEREST Commercial General
         Carrier                      Northfield Insurance Company (Chubb)
         Policy Period                         August 1, 1999 to August 1, 2000
         Policy No.                            NN100139
         Limits                                $2,000,000 general aggregate
                                               $1,000,000 product/completed ops
                                                      injury each occurrence/underground
                                               $100,000 fire to rended properties
                                               $5,000 medical expenses
         Deductible                            $5,000 per claim

INTEREST Pollution Coverage
         Carrier
         Policy Period                         August 1, 1999 to August 1, 2000
         Policy No.                            NN100139
         Limits                                $1,000,000 each pollution incident
                                               $2,000,000 annual aggregate
         Deductible                            $5,000

INTEREST Workers' Comp/Employee
         Carrier                      Texas Workers' Compensation Fund
         Policy Period                         August 1, 1999 to August 1, 2000
         Policy No.                            TSF0012623201-19990801
         Limits                                $1,000,000
         Deductible                            None

INTEREST Primary Umbrella Liability
         Carrier                      Northfield Insurance Company
         Policy Period                         August 1, 1999 to August 1, 2000
         Policy No.                            NU101446
         Limits                                $10,000,000 per occurrence
                                               $10,000,000 annual aggregate
         Retention                             $25,000


                                   Sch 7.19-1

INTEREST Excess Primary Umbrella
         Carrier                      Westchester Fire Insurance Company
         Policy Period                         August 1, 1999 to August 1, 2000
         Policy No.                            XLS310890
         Limits                                $20,000,000 per occurrence and aggregate, except

                                               $2,000,000 over the pollution coverage

INTEREST Control of Well
         Carrier                      Lexington Insurance Company
         Policy Period                         August 1, 1999 to August 1, 2000
         Policy No.                            8799881
         Limits                                $5,000,000 control of well
                                               $500,000 care, custody and control
                                               $50,000 control of well
                                               $25,000 care, custody and control

INTEREST Directors and Officers
         Carrier                      Executive Risk Speciality Insurance Company

         Policy Period                         May 30, 1997 to May 30, 2000
         Policy No.                            75106733497
         Limits                                $5,000,000
         Retention                             $0-250,000 per claim



                                   Sch 7.19-2

                                  SCHEDULE 7.20


                               HEDGING AGREEMENTS

 ISDA Master Agreement dated as of February 26, 1998, as amended, together with any confirmations and written call options.


                                   Sch 7.20-1

                                  SCHEDULE 7.22


                               MATERIAL AGREEMENTS

(a) the Senior Loan Documents (and the loan relating thereto).

(b) Two Bridge Point Lease Agreement dated as of September 20, 1996, by and between Investors Life Insurance Company of North America and Brigham Oil & Gas, L.P., as amended (office lease).

(c) Paragon One Lease Agreement dated as of December 14, 1996, covering the Houston office space.

(d) Capital Lease/Financing Agreements for purchase of software and/or equipment, more particularly described as follows:

                                                              CURRENT
                                                              PRINCIPAL
                                        ENDING       BALANCE

LESSOR                                   DATE        AS OF 2/1/00      DESCRIPTION
-------------------------------------------------------------------------------------------
Siemens Credit Corp                     12/1/99      $7,112.51         Houston Phone System

Siemens Credit Corp                     7/1/02       $81,149.02        Austin Phone System

Universal Finance & Leasing
Equipment                               8/1/00       $18,779.88        Workstation

Universal Finance & Leasing
Equipment                               1/10/01      $21,282.13        Workstation

Universal Finance & Leasing
Equipment                               4/21/01      $77,421.75        Workstation

Geoquest Equipment                      8/1/00       $11,026.14        Workstation

Universal Finance & Leasing
Equipment                               9/22/00      $5,517.90         Workstation

BA Credit Corp                          8/18/01      $57,141.05        Workstation

First Sierra Financial, Inc.            2/1/02       $34,955.28        Workstation

TOTAL CURRENT PRINCIPAL BALANCE         $314,025.66

(e) Insurance premium financing agreements:


                                   Sch 7.22-1

     Premium financing agreement dated June 1, 1997 relating to 3-year O&D policy. [Payoff at December 31, 1999 was $16,855.14]

     Premium financing agreement dated August 1, 1999 relating to G.L., Property, Umbrella and OEE policies.

(f) The matters disclosed in the other Schedules.

(g) The Subordinated Debt.


                                   Sch 7.22-2

                                  SCHEDULE 7.23


                                 GAS IMBALANCES

                                      NONE


                                   Sch 7.23-1

                                  SCHEDULE 9.01


                                      DEBT

     The matters disclosed in other Schedules hereto and those divulged in Brigham Exploration Company's financial statements or any cash budget provided to the Agent.


                                  Sch. 9.01-1

                                SCHEDULE 9.01(h)

              The matters described in Schedules 7.22 and/or 9.01.


                                 Sch 9.01(h)-1

                                  SCHEDULE 9.02


                                      LIENS


                                      None


                                   Sch 9.02-1

                                  SCHEDULE 9.03


                         INVESTMENTS, LOANS AND ADVANCES

                                      NONE


                                   Sch 9.03-1